UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02688

Name of Fund: BlackRock Municipal Bond Fund, Inc.
BlackRock High Yield Municipal Fund
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

Annual Report

JUNE 30, 2010

BlackRock Short-Term Municipal Fund

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock High Yield Municipal Fund

OF BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock New York Municipal Bond Fund

OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of mar-

ket volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the

“Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip”

recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a signifi-

cant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equi-

ties posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective,

US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outper-

formed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US

Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a 12-month basis,

but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of June 30, 2010	BlackRock Short-Term Municipal Fund
Portfolio Management Commentary

How did the Fund perform?
•Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools
Main Municipal Bond Index and also added the S&P/Investortools
Limited Maturity Municipal Bond Index as a secondary benchmark. The
S&P/Investortools benchmarks provide a closer representation of the
Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Fund.

•For the 12-month period, the Fund underperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, its secondary bench-
mark, the S&P/Investortools Limited Maturity Municipal Bond Index, and its
former benchmarks, the Barclays Capital Municipal Bond Index and the
Barclays Capital 3-Year General Obligation Bond Index. The following dis-
cussion of relative performance pertains to the Fund’s secondary bench-
mark, the S&P/Investortools Limited Maturity Municipal Bond Index.

What factors influenced performance?

•As the Fund has a shorter permissible weighted average maturity than the index, it will generally underperform during periods of falling interest rates and outperform during periods of rising rates. During this reporting period, yields on municipal securities fell while the yield curve remained steep.
Against this backdrop, the Fund’s shorter average portfolio duration con-
tributed to its underperformance of the index. Our bias toward higher qual-
ity also detracted, as lower-rated issues outperformed for the period.

•Conversely, the Fund’s fully invested position and exposure to issues with maturities of 3 and 4 years, which outperformed shorter-term issues, made positive contributions to performance.

Describe recent portfolio activity.
•During the reporting period, we focused on maintaining minimal cash reserves given the unattractive yields offered by liquidity instruments.
Investor demand for short-term municipal bonds forced yields on securities with maturities under five years to historic lows. We sought to capitalize on the steepness of the curve by purchasing lower-quality, higher-yielding issues in the 3- to 4-year portion of the curve, although supply was limited and generally in high demand. Also during the period, we increased the
Fund’s exposure to essential service revenue bonds, including issues from monopolistic service providers such as public power and electric utilities, airports and health care. Based on guidance from our internal credit research team, we were also able to identify other suitable investment opportunities in various sectors throughout the period.

Describe Fund positioning at period end.

•At period end, the Fund remained positioned for a prolonged period of low short-term interest rates. We continue to maintain minimal cash reserves while seeking investment opportunities that offer higher yields with a com-
pelling credit profile. The Fund’s duration remains slightly below neutral and average credit quality remains high, reflecting our efforts to limit portfolio volatility and credit risk. While we do not expect interest rates to rise in the foreseeable future, we remain cautious about “reaching for yield” in the current environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocation	Long-Term Investments
State	34%
County/City/Special District/School District	27
Utilities	12
Education	7
Corporate	7
Transportation	7
Health	6

Percent of
Credit Quality Allocation[1]	Long-Term Investments
AAA/Aaa	34%
AA/Aa	46
A	13
BBB/Baa	5
Not Rated[2]	2

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2010, the market value of these securities was $22,291,997, representing 2% of the Fund’s long-term investments.

4 ANNUAL REPORT

JUNE 30, 2010

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds or in municipal notes having a maturity of less than four years. The Fund will maintain a dollar weighted maturity of no more than two years.
3 This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.
4 This unmanaged index consists of state and local government obligation bonds that mature in three to four years, rated Baa or better.
5 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. Effective October 28, 2009, the Fund now uses this index as its primary benchmark rather than Barclays Capital Municipal Bond
Index as Fund management believes it more accurately reflects the Fund’s investment strategies.
6 The S&P/Investortools Limited Maturity Municipal Bond Index includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended June 30, 2010

					Average Annual Total Returns[7]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
BlackRock	0.67%	0.58%	2.04%	N/A	3.13%	N/A	3.05%	N/A
Institutional	0.68	0.59	2.04	N/A	3.13	N/A	3.05	N/A
Investor A	0.38	0.55	1.86	(1.19)%	2.89	2.27%	2.80	2.49%
Investor A1	0.55	0.53	1.91	0.89	3.03	2.82	2.95	2.84
Investor B	0.27	0.38	1.62	0.62	2.74	2.74	2.67	2.67
Investor C	0.00	0.06	0.97	(0.03)	2.10	2.10	2.02	2.02
Barclays Capital 3-Year General Obligation
Bond Index	—	1.45	4.35	N/A	4.21	N/A	4.28	N/A
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A
S&P/Investortools Limited Maturity Municipal
Bond Index	—	1.22	3.42	N/A	3.84	N/A	3.76	N/A

7 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2010	June 30, 2010	During the Period[8]	January 1, 2010	June 30, 2010	During the Period[8]	Ratio
BlackRock	$1,000	$1,005.80	$1.99	$1,000	$1,022.82	$2.01	0.40%
Institutional	$1,000	$1,005.90	$1.99	$1,000	$1,022.82	$2.01	0.40%
Investor A	$1,000	$1,005.50	$3.38	$1,000	$1,021.43	$3.41	0.68%
Investor A1	$1,000	$1,005.30	$2.59	$1,000	$1,022.22	$2.61	0.52%
Investor B	$1,000	$1,003.80	$4.02	$1,000	$1,020.78	$4.06	0.81%
Investor C	$1,000	$1,000.60	$7.24	$1,000	$1,017.56	$7.30	1.46%

8 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
9 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2010 5

Fund Summary as of June 30, 2010 BlackRock Municipal Insured Fund

Portfolio Management Commentary

How did the Fund perform?
•Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools
Main Municipal Bond Index and also added the S&P/Investortools
Customized Insured Municipal Bond Index as a secondary benchmark. The
S&P/Investortools benchmarks provide a closer representation of the
Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Fund.

•Fund returns for the 12-month period underperformed that of the
S&P/Investortools Main Municipal Bond Index, its primary benchmark, and the S&P/Investortools Customized Insured Municipal Bond Index,
its secondary benchmark. The Fund’s Investor A and Institutional Shares outperformed the former benchmark, the Barclays Capital Municipal Bond
Index, while the Investor B, Investor C and Investor C1 Shares underper-
formed. The following discussion of performance is relative to the Fund’s secondary benchmark, the S&P/Investortools Customized Insured
Municipal Bond Index.

What factors influenced performance?

•The Fund’s low exposure to the education sector, which performed well, detracted from comparative performance for the period. Relative results also were hindered by the Fund’s zero-coupon positions, which generally underperformed, and by its exposure to select securities in weaker-perform-
ing geographic areas, particularly California and Michigan.

•On the positive side, the Fund’s modestly constructive posture toward the market (i.e., a slightly long duration) contributed to performance as bench-
mark yields in the municipal market declined over the 12-month period. In addition, the yield curve flattened, which was beneficial given the Fund’s exposure to the longer end of the curve. Finally, spreads generally tightened during the period, helping some of the Fund’s weaker underlying holdings to perform well.

Describe recent portfolio activity.
•We focused on upgrading overall portfolio quality, especially early in the period, in recognition of the difficult economic realities facing municipal issuers across the country. Additionally, municipal insurance providers con-
tinued to face ratings pressure and market liquidity, while much improved from the previous reporting period, remained significantly better for higher-
quality issuers. Our focus on quality pertains to both the insurer (when applicable) and the underlying credit. Given that health care-related issuance was particularly heavy, we took the opportunity to purchase several new positions that we believed were attractively priced and of high quality.

•In the second half of the reporting period, changes followed the same theme, but were generally minimal. Notably, the popularity of the Build
America Bond (“BAB”) program dramatically decreased new issuance of tax-exempt paper, especially in the longer end of the yield curve. The decline in new tax-exempt issuance reduced the number and volume of opportunistic trades for the Fund. Also during the latter half of the reporting period, both Moody’s and Fitch implemented their Global Ratings Scale.
This “recalibration” of ratings generally resulted in a one- to two-notch increase in ratings, primarily in the tax-backed and essential service sec-
tors. As a result, many of the Fund’s holdings were recalibrated upwards.

Describe Fund positioning at period end.

•At period end, the Fund continued to exhibit a modestly constructive stance toward the market and a bias toward the longer end of the yield curve. The curve remains very steep, with short-term rates under 1% and longer-term rates above 4%. The Fund’s cash reserves are generally at a minimum, given near-zero yields on these securities and the outlook for no change in Fed policy, coupled with declining tax-exempt issuance as BABs continue to divert municipal supply to the taxable market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocation	Long-Term Investments
County/City/Special District/School District	34%
Transportation	22
State	14
Utilities	14
Health	7
Housing	5
Corporate	4

Percent of
Credit Quality Allocation[1]	Long-Term Investments
AAA/Aaa	36%
AA/Aa	23
A	30
BBB/Baa	1
BB/Ba	1
Not Rated[2]	9

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2010, the market value of these securities was $14,117,953 representing 2% of the Fund’s long-term investments.

6 ANNUAL REPORT

JUNE 30, 2010

BlackRock Municipal Insured Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds covered by portfolio insurance guaranteeing the timely payment of principal at maturity and inter-
est. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
3 This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.
4 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. Effective October 28, 2009, the Fund now uses this index as its benchmark rather than Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.
5 The S&P/Investortools Customized Insured Municipal Bond Index includes insured bonds in the S&P/Investortools Main Municipal Bond Index, excluding those that are pre-refunded, escrowed to maturity, or insured by ACA Financial Guaranty Corporation.

Performance Summary for the Period Ended June 30, 2010

					Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.04%	3.26%	10.04%	N/A	3.62%	N/A	5.27%	N/A
Investor A	3.62	3.13	9.76	5.09%	3.35	2.46%	5.01	4.55%
Investor B	3.28	2.73	9.20	5.20	2.82	2.49	4.46	4.46
Investor C	3.02	2.74	9.09	8.09	2.61	2.61	4.24	4.24
Investor C1	3.22	2.84	9.30	8.30	2.78	2.78	4.43	4.43
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A
S&P/Investortools Customized Insured
Municipal Bond Index	—	3.27	10.13	N/A	4.10	N/A	5.76	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
	Beginning	Ending	Including	Excluding		Beginning	Ending		Ending
	Account Value Account Value		Interest	Interest	Account Value Account Value Expenses Account Value				Expenses
	January 1,	June 30,	Expense	Expense	January 1,	June 30,	Paid During	June 30,	Paid During
	2010	2010	and Fees[7]	and Fees[8]	2010	2010	the Period[7]	2010	the Period[8]
Institutional	$1,000.00	$1,032.60	$2.57	$2.32	$1,000.00	$1,022.27	$2.56	$1,022.52	$2.31
Investor A	$1,000.00	$1,031.30	$3.88	$3.63	$1,000.00	$1,020.98	$3.86	$1,021.23	$3.61
Investor B	$1,000.00	$1,027.30	$6.43	$6.18	$1,000.00	$1,018.45	$6.41	$1,018.70	$6.16
Investor C	$1,000.00	$1,027.40	$7.69	$7.44	$1,000.00	$1,017.21	$7.65	$1,017.46	$7.40
Investor C1	$1,000.00	$1,028.40	$6.69	$6.44	$1,000.00	$1,018.20	$6.66	$1,018.45	$6.41

7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.51% for Institutional, 0.77% for Investor A, 1.28% for Investor B, 1.53% for Investor C
and 1.33% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
8 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.72% for Investor A, 1.23% for Investor B, 1.48% for Investor C
and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver, excluding interest expense and fees.
9 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2010 7

Fund Summary as of June 30, 2010 BlackRock National Municipal Fund

Portfolio Management Commentary

How did the Fund perform?
•Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main
Municipal Bond Index. The S&P/Investortools benchmark provides a closer representation of the Fund’s investable universe than the Barclays Capital
Municpal Bond Index and more accurately reflects the investment strategy of the Fund.

•For the 12-month period, the Fund’s Investor A and Institutional Shares outperformed the benchmark, the S&P/Investortools Main Municipal Bond
Index, while the Investor B, Investor C and Investor C1 Shares underper-
formed. All share classes outperformed the former benchmark, the Barclays
Capital Municipal Bond Index. The following discussion of performance is relative to the Fund’s benchmark, the S&P/Investortools Main Municipal
Bond Index.

What factors influenced performance?

•The Fund benefited from its relatively lower cash reserves throughout much of the period. The more fully invested posture helped to increase income and interest accrual, contributing to total return. Assets previously held in cash reserves were committed to longer-dated securities, which offered better income accrual than short-term cash equivalents. In particular, expo-

sure to maturities of 25 years and longer helped the Fund to achieve better value from the steep yield curve. A larger exposure to inverse floating rate securities also benefited performance, allowing the Fund to take advantage of the steep curve and historically low short-term borrowing rates to gener-
ate incremental income.

•Tightening credit spreads during the year led to improved valuations on lower-rated sectors. The Fund benefited from its exposure to airline credits.
That said, not all lower-quality sectors and geographic regions participated equally in the price improvement. For example, the Fund’s holdings in
California did not depreciate, but also did not improve in valuation to the same degree as other regions. Similarly, the Fund’s very small exposure
(less than 1% of total assets) to tobacco securities did not decline significantly over the past 12 months, but also did not enjoy the same degree of spread tightening as other high yield sectors. These detracted from relative performance, as did our allocation, albeit modest, to low-
yielding cash reserves.

Describe recent portfolio activity.
•The Fund extended its duration in the second half of 2009. At that time,
BlackRock’s Municipal Investment Strategy Group had shifted its guidance to a long duration posture, prompting our efforts position the Fund in a more neutral stance. Accordingly, we committed a portion of the Fund’s cash equivalent reserves to securities with maturities of 25 years and longer to take advantage of the historically steep yield curve.

•We looked to capitalize on the tightening in credit quality spreads by selling select lower-rated holdings that had outperformed. For example, we sold the Fund’s position in Puerto Rico zero-coupon bonds, taking advantage of an elevated level of liquidity for a sector and credit that had little sponsor-
ship in past periods. Similar sales were executed in high yield sectors that had benefited from renewed investor interest, leading to higher prices at tighter spreads.

Describe Fund positioning at period end.
•At period end, the Fund’s duration was neutral relative to the benchmark.
Efforts to further extend duration are being tempered by historically low absolute yields for tax-exempt securities. Cash equivalent reserves, at 5%, were slightly elevated at period-end. This was a recent change in strategy aimed at protecting gains realized as rates dropped and spreads tightened.
At this juncture, we believe spreads are likely to remain stable, at least as long as supply/demand in the municipal market remains favorable.
However, we are seeking to use the new liquidity provided by positive high yield fund flows to sell holdings that had a limited audience in recent past markets.

•Generally, our efforts remain focused on maximizing income accrual, while managing volatility in the net asset value within a high-quality asset mix.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
Sector Allocation	Long-Term Investments	Credit Quality Allocation[1]	Long-Term Investments
County/City/Special District/School District	21%	AAA/Aaa	18%
Health	21	AA/Aa	31
Utilities	19	A	33
Transportation	15	BBB/Baa	8
State	9	BB/Ba	1
Corporate	9	B	1
Education	3	CCC/Caa	1
Housing	3	Not Rated[2]	7

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. The market value of these securities was $78,367,770 representing 3% of the Fund’s long-term investments.

8 ANNUAL REPORT

JUNE 30, 2010

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in long-term municipal bonds rated in any rating category or in unrated municipal bonds.
3 This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.
4 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. Effective October 28, 2009, the Fund now uses this index as its benchmark rather than Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.

Performance Summary for the Period Ended June 30, 2010

					Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.08%	4.12%	11.16%	N/A	3.96%	N/A	5.70%	N/A
Investor A	3.66	4.00	10.77	6.06%	3.69	2.80%	5.43	4.97%
Investor B	3.33	3.73	10.21	6.21	3.16	2.82	4.89	4.89
Investor C	3.07	3.61	9.95	8.95	2.91	2.91	4.64	4.64
Investor C1	3.29	3.72	10.28	9.28	3.14	3.14	4.85	4.85
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
	Beginning	Ending	Including	Excluding		Beginning	Ending		Ending
	Account Value Account Value		Interest	Interest	Account Value Account Value Expenses Account Value				Expenses
	January 1,	June 30,	Expense	Expense	January 1,	June 30,	Paid During	June 30,	Paid During
	2010	2010	and Fees[6]	and Fees[7]	2010	2010	the Period[6]	2010	the Period[7]
Institutional	$1,000.00	$1,041.20	$3.19	$2.99	$1,000.00	$1,021.68	$3.16	$1,021.87	$2.96
Investor A	$1,000.00	$1,040.00	$4.45	$4.25	$1,000.00	$1,020.44	$4.41	$1,020.63	$4.21
Investor B	$1,000.00	$1,037.30	$7.02	$6.87	$1,000.00	$1,017.91	$6.95	$1,018.06	$6.81
Investor C	$1,000.00	$1,036.10	$8.18	$8.03	$1,000.00	$1,016.77	$8.10	$1,016.92	$7.95
Investor C1	$1,000.00	$1,037.20	$7.17	$7.02	$1,000.00	$1,017.76	$7.10	$1,017.91	$6.95

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.88% for Investor A, 1.39% for Investor B, 1.62% for Investor C
and 1.42% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.84% for Investor A, 1.36% for Investor B, 1.59% for Investor C
and 1.39% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver, excluding interest expense and fees.
8 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2010 9

Fund Summary as of June 30, 2010 BlackRock High Yield Municipal Fund

Portfolio Management Commentary

How did the Fund perform?
•Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools
Main Municipal Bond Index and also added the S&P Investortools Cust-
omized High Yield Municipal Bond Index as a secondary benchmark.
The S&P/Investortools Main Municipal Bond Index provides a closer rep-
resentation of the Fund’s investable universe than the Barclays Capital
Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•For the 12-month period, returns for the Fund’s Investor A and Institutional
Shares outperformed the S&P/Investortools Main Municipal Bond Index,
the Fund’s primary benchmark, the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index, but underper-
formed the S&P/Investortools Customized High Yield Municipal Bond Index,
the Fund’s secondary benchmark. The Fund’s Class C Shares outperformed the S&P/Investortools Main Municipal Bond Index and the Barclays Capital
Municipal Bond Index, but underperformed the Barclays Capital High Yield
Municipal Bond Index and the S&P/Investortools Customized High Yield
Municipal Bond Index. The following discussion of performance is relative to the Fund’s secondary benchmark, the S&P/Investortools Customized
High Yield Municipal Bond Index.

What factors influenced performance?

•Factors that contributed to positive performance during the fiscal year included the Fund’s above-market duration stance, emphasis on longer-
dated securities, and sector concentrations in health care, housing and industrial development bonds. The Fund also benefited from its under-
weight exposure to tobacco credits.

•Factors that detracted from Fund performance included underweight expo-
sures to the lower end of the credit spectrum, as well as below-benchmark weightings in Puerto Rico.

Describe recent portfolio activity.

•Portfolio activity has been focused on some modest repositioning geared toward boosting the Fund’s dividend yield. This has been accomplished pri-
marily through increased exposure to tender option bond trusts, a strategy designed to generate incremental yield via a modest degree of leverage. In addition, wider credit spreads in the municipal marketplace have afforded us the opportunity to capitalize on several attractive investment opportuni-
ties in the new-issue market.

Describe Fund positioning at period end.
•We continue to believe that credit spreads remain attractive. This is particu-
larly true for longer-dated bonds, where our investments are mostly concen-
trated. As such, portfolio duration at period-end remained somewhat higher than that of the Fund’s peers, while credit quality and sector exposures remain similar to the profile in place for much of the year.

•The Fund’s cash reserves were minimal at period end, as cash equivalent investment alternatives provide poor returns at this time, offering little incentive for investment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocation	Long-Term Investments
Health	33%
Corporate	16
Transportation	12
County/City/Special District/School District	11
State	7
Housing	6
Utilities	6
Education	5
Tobacco	4

Percent of
Credit Quality Allocation[1]	Long-Term Investments
AAA/Aaa	4%
AA/Aa	13
A	18
BBB/Baa	30
BB/Ba	4
B	4
CCC/Caa	2
Not Rated[2]	25

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2010, the market value of these securities was $9,670,489 representing 7% of the Fund’s long-term investments.

10 ANNUAL REPORT

JUNE 30, 2010

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in municipal bonds rated in any rating category or in unrated municipal bonds.
3 This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.
4 An unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 with a remaining maturity of at least one year.
5 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. Effective October 28, 2009, the Fund now uses this index as its primary benchmark rather than Barclays Capital Municipal Bond
Index as Fund management believes it more accurately reflects the Fund’s investment strategies.
6 The S&P/Investortools Customized High Yield Municipal Bond Index is a blended subset of the S&P/Investortools Main Municipal Bond Index that includes non-
insured bonds rated below BBB– or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity.
7 Commencement of Operations.

Performance Summary for the Period Ended June 30, 2010

				Average Annual Total Returns[8]
			1 Year		Since Inception[9]
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge
Institutional	5.39%	6.35%	22.88%	N/A	1.14%	N/A
Investor A	4.89	6.21	22.58	17.37%	0.85	(0.27)%
Investor C	4.31	5.66	21.61	20.61	0.12	0.12
Barclays Capital High Yield Municipal Bond Index	—	7.29	21.90	N/A	1.51	N/A
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	5.08	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.66	N/A
S&P/Investortools Customized High Yield Municipal Bond Index	—	6.83	24.00	N/A	1.74	N/A

8 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
9 The Portfolio commenced operations on 8/01/06.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[12]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
	Beginning	Ending	Including	Excluding		Beginning	Ending		Ending
	Account Value Account Value		Interest	Interest	Account Value Account Value Expenses			Account Value	Expenses
	January 1,	June 30,	Expense	Expense	January 1,	June 30,	Paid During	June 30,	Paid During
	2010	2010	and Fees[10]	and Fees[11]	2010	2010	the Period[10]	2010	the Period[11]
Institutional	$1,000.00	$1,063.50	$4.09	$3.94	$1,000.00	$1,020.83	$4.01	$1,020.98	$3.86
Investor A	$1,000.00	$1,062.10	$5.47	$5.27	$1,000.00	$1,019.49	$5.36	$1,019.69	$5.16
Investor C	$1,000.00	$1,056.60	$9.48	$9.33	$1,000.00	$1,015.58	$9.30	$1,015.73	$9.15

10 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional, 1.07% for Investor A and 1.86% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
11 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Institutional, 1.03% for Investor A and 1.83% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver, excluding interest expense and fees.
12 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2010 11

Fund Summary as of June 30, 2010 BlackRock New York Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?
•Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools
Main Municipal Bond Index and also added the S&P Investortools New York
Municipal Bond Index as a secondary benchmark. The S&P/Investortools benchmarks provide a closer representation of the New York Fund’s invest-
able universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•For the 12-month period, the Fund outperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, its secondary bench-
mark, the S&P/Investortools New York Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following dis-
cussion of performance is relative to the Fund’s secondary benchmark, the
S&P/Investortools New York Municipal Bond Index.

What factors influenced performance?
•For the majority of the period, the Fund had a slightly long duration bias and was weighted toward the long end of the yield curve. This positioning enabled the Fund to benefit from elevated prices on tax-exempt bonds that resulted from continued demand amid a declining supply of new issues due to the Build America Bond program. Many of the Fund’s older holdings that had suffered during the credit crisis performed well during the period, as liquidity returned to the municipal market and investors favored tax-
exempt cash flow over the more volatile returns of the equity market. An above-average yield resulting from the concentration of holdings on the longer end of the curve and the retention of core higher yielding housing and corporate credits also contributed positively to total return.

•Detracting from performance during the period was the Fund’s high concentration in high-coupon short-term callable bonds, which tended to underperform the market due to their shorter duration and negative convexity.

Describe recent portfolio activity.
•Throughout the year, we actively participated when new issues became available in order to add attractively structured bonds, improve call protec-
tion and, in most cases, achieve higher yields than were available in the secondary market. Recognizing the growing importance of individual investors in driving demand, we intentionally structured many of these new-
issue purchases to appeal to buyers in the secondary market. While this activity was not significant enough to alter the Fund’s overall holdings pro-
file or extend the Fund beyond its targeted duration range, it did enable the
Fund to reap the rewards of holding higher-beta (higher sensitivity to mar-
ket volatility) bonds, which outperformed as municipal bonds rallied. Many of the new-issue purchases were funded by the sale of older bonds with more negative convexity that we believed had already seen the bulk of their potential return.

Describe Fund positioning at period end.
•The Fund ended the period with a neutral-to-slightly long duration bias relative to the S&P/Investortools New York Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocation	Long-Term Investments
Transportation	15%
Health	15
Education	14
County/City/Special District/School District	14
Corporate	12
State	12
Housing	8
Utilities	7
Tobacco	3

Percent of
Credit Quality Allocation[1]	Long-Term Investments
AAA/Aaa	10%
AA/Aa	21
A	38
BBB/Baa	11
BB/Ba	4
B	1
CCC/Caa	2
Not Rated[2]	13

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2010, the market value of these securities was $11,252,527 representing 4% of the Fund’s long-term investments.

12 ANNUAL REPORT JUNE 30, 2010

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an average weighted maturity of greater than ten years.
3 This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.
4 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. Effective October 28, 2009, the Fund now uses this index as its benchmark rather than Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.
5 The S&P/Investortools New York Municipal Bond Index includes all New York bonds in the S&P/Investortools Main Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2010

					Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.01%	3.82%	12.74%	N/A	3.58%	N/A	5.04%	N/A
Investor A	3.59	3.59	12.33	7.56%	3.29	2.40%	4.77	4.31%
Investor A1	3.75	3.67	12.49	7.99	3.47	2.62	4.93	4.51
Investor B	3.50	3.56	12.15	8.15	3.03	2.69	4.50	4.50
Investor C	3.00	3.31	11.62	10.62	2.53	2.53	3.99	3.99
Investor C1	3.41	3.41	12.06	11.06	2.94	2.94	4.40	4.40
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A
S&P/Investortools New York Municipal Bond Index	—	3.27	9.70	N/A	4.46	N/A	5.69	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[9]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
	Beginning	Ending	Including	Excluding		Beginning	Ending		Ending
	Account Value Account Value		Interest	Interest	Account Value Account Value Expenses Account Value Expenses
	January 1,	June 30,	Expense	Expense	January 1,	June 30,	Paid During	June 30,	Paid During
	2010	2010	and Fees[7]	and Fees[8]	2010	2010	the Period[7]	2010	the Period[8]
Institutional	$1,000.00	$1,038.20	$3.84	$3.79	$1,000.00	$1,021.03	$3.81	$1,021.08	$3.76
Investor A	$1,000.00	$1,035.90	$5.20	$5.10	$1,000.00	$1,019.74	$5.16	$1,019.79	$5.06
Investor A1	$1,000.00	$1,036.70	$4.39	$4.39	$1,000.00	$1,020.44	$4.36	$1,020.49	$4.36
Investor B	$1,000.00	$1,035.60	$6.51	$6.46	$1,000.00	$1,018.40	$6.46	$1,018.45	$6.41
Investor C	$1,000.00	$1,033.10	$8.92	$8.87	$1,000.00	$1,016.02	$8.85	$1,016.07	$8.80
Investor C1	$1,000.00	$1,034.10	$6.91	$6.86	$1,000.00	$1,018.01	$6.85	$1,018.06	$6.81

7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.03% for Investor A, 0.87% for Investor A1, 1.29% for Investor B,
1.77% for Investor C and 1.37% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
8 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.01% for Investor A, 0.87% for Investor A1, 1.28% for Investor B,
1.76% for Investor C and 1.36% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
Expenses are net of waiver, excluding interest expense and fees.
9 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2010 13

About Fund Performance

•BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, BlackRock
Share performance results are those of the Institutional Shares.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 4.25% for all Funds except BlackRock Short-Term Municipal Fund which incurs a 3.00% maximum initial sales charge and all Funds incur a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A
Shares inception date of October 2, 2006 (for all Funds except BlackRock
High Yield Municipal Fund, BlackRock Municipal Insured Fund and
BlackRock National Municipal Fund), Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•Investor A1 Shares (available only in BlackRock Short-Term Municipal
Fund and BlackRock New York Municipal Bond Fund) incur a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term
Municipal Fund and 4.00% for BlackRock New York Municipal Fund; and
a service fee of 0.10% per year (but no distribution fee).

•Investor B Shares (available to all Funds except BlackRock High Yield
Municipal Fund) are subject to the following maximum contingent deferred sales charges:

Maximum Contingent
Deferred Sales Charges
BlackRock Short-Term Municipal Fund	1%, declining to 0% after 3 years
BlackRock Municipal Insured Fund	4%, declining to 0% after 6 years
BlackRock National Municipal Fund	4%, declining to 0% after 6 years
BlackRock New York Municipal Bond Fund	4%, declining to 0% after 6 years
In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Short-Term Municipal Fund	0.20%	0.15%
BlackRock Municipal Insured Fund	0.50%	0.25%
BlackRock National Municipal Fund	0.50%	0.25%
BlackRock New York Municipal Bond Fund	0.25%	0.25%

For BlackRock Short-Term Municipal Fund and BlackRock New York
Municipal Bond Fund, the shares automatically convert to Investor A1
Shares after approximately 10 years. For BlackRock Municipal Insured
Fund and BlackRock National Municipal Fund, the shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

•Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year. Prior to the Investor C Shares inception date of October 2,
2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor
C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•Investor C1 Shares (available to all Funds except BlackRock High Yield
Municipal Fund and BlackRock Short-Term Municipal Fund) are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Municipal Insured Fund	0.55%	0.25%
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of each Fund are only avail-
able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date.

The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their origi-
nal cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14 ANNUAL REPORT

JUNE 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses.
The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) are intended to assist shareholders both in calcu-
lating expenses based on an investment in a Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by
$1,000 and then multiply the result by the number corresponding to their
Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT

JUNE 30, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond
(“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Funds with eco-
nomic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates.
Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAVs per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund will benefit from the incremental net income.

Furthermore, the value of the Funds’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-
term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inop-
portune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage and may reduce investment returns.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial State-
ments, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16 ANNUAL REPORT

JUNE 30, 2010

Schedule of Investments June 30, 2010 BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alaska — 0.8%
City of Anchorage Alaska, GO, Refunding, Series B
(NPFGC), 5.50%, 7/01/11	$ 8,885	$ 9,338,046
Arizona — 1.0%
Arizona State Transportation Board, RB, Maricopa County
Regional Area Road, 5.00%, 7/01/12	3,250	3,529,500
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/12	3,160	3,372,131
Yavapai County IDA, RB, Waste Management Inc.
Project, Series A, Mandatory Put Bonds, AMT,
2.88%, 3/01/28 (a)	5,000	4,980,300
		11,881,931
California — 5.2%
California Infrastructure & Economic Development Bank,
Refunding RB, J. Paul, Series A-4, Mandatory
Put Bonds, 1.65%, 10/01/47 (a)	5,500	5,542,240
California Pollution Control Financing Authority,
Refunding RB, USA Waste Services Inc., Series A,
Mandatory Put Bonds, AMT, 2.00%, 6/01/11 (a)	13,520	13,524,867
California State Department of Water Resources,
Refunding RB, Series L, 5.00%, 5/01/12	10,000	10,760,700
California Statewide Communities Development Authority,
RB, Kaiser Permanente, Series A:
5.00%, 4/01/13	5,000	5,426,300
5.00%, 4/01/14	1,000	1,098,780
City & County of San Francisco California, GO, Refunding,
Series 2008-R1, 5.00%, 6/15/11	5,000	5,222,250
San Francisco City & County Airports Commission,
Refunding RB, Second Series B, Mandatory Put Bonds,
0.75%, 9/15/10 (a)	3,000	3,001,470
State of California, GO, Refunding, 5.00%, 5/01/13	4,235	4,637,664
State of California, GO, Various Purpose:
5.00%, 3/01/12	2,420	2,578,631
5.00%, 3/01/13	6,885	7,515,391
		59,308,293
Colorado — 0.9%
Adams 12 Five Star Schools, GO, Refunding, Series A
(AGM), 5.00%, 12/15/11	4,190	4,460,758
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series B, Mandatory Put Bonds,
5.00%, 7/01/39 (a)	5,000	5,404,550
		9,865,308

	Par
Municipal Bonds	(000)	Value
Connecticut — 3.6%
Connecticut Municipal Electric Energy Cooperative,
Refunding RB, Series A (AGC), 5.00%, 1/01/14	$ 2,115	$ 2,372,840
Connecticut State Development Authority, RB,
Connecticut Light & Power, Series A, Mandatory
Put Bonds, AMT, 1.40%, 10/01/10 (a)	7,600	7,598,252
State of Connecticut, GO, Economic Recovery, Series A,
5.00%, 1/01/13	11,500	12,670,355
State of Connecticut, RB, Transportation Infrastructure,
Series A, 2.50%, 12/01/10	15,275	15,413,391
State of Connecticut, Refunding RB, Transportation
Infrastructure, Series B, 2.50%, 12/01/10	3,215	3,244,128
		41,298,966
Delaware — 2.3%
State of Delaware, GO, Refunding:
5.00%, 3/01/11	10,000	10,314,900
Series 2009C, 5.00%, 10/01/13	7,700	8,715,014
University of Delaware, RB, Series A, Mandatory
Put Bonds, 2.00%, 11/01/37 (a)	4,000	4,034,560
University of Delaware, Refunding RB, Series B,
2.00%, 11/01/10	3,375	3,394,575
		26,459,049
District of Columbia — 0.4%
Metropolitan Washington Airports Authority, Refunding RB,
Series A, AMT (AMBAC), 5.00%, 10/01/10	4,665	4,714,262
Florida — 4.8%
County of Escambia Florida, Refunding RB, Gulf
Power Co. Project, First Series, Mandatory Put Bonds,
2.00%, 4/01/39 (a)	9,000	9,041,490
Florida State Board of Education, GO, Refunding:
Cap Outlay, Series D, 5.00%, 6/01/11	7,445	7,756,871
Public Education, Series C, 5.00%, 6/01/12	5,000	5,411,500
Public Education, Series G (NPFGC), 5.25%, 6/01/11	5,600	5,847,408
Florida State Department of Environmental Protection,
RB, Florida Forever, Series A, 5.00%, 7/01/13	4,675	5,201,966
Florida State Department of Environmental Protection,
Refunding RB, Series C, 4.00%, 7/01/12	8,500	9,037,625
Florida State Department of Transportation,
Refunding RB, Department of Transportation,
Series A, 5.00%, 7/01/12	4,575	4,954,084
Jacksonville Electric Authority Florida, RB, Issue Three,
Series One, 4.00%, 10/01/11	2,320	2,416,350
Jacksonville Electric Authority Florida, Refunding RB,
Issue Two, 17th Series, 5.25%, 10/01/12	5,000	5,260,400
		54,927,694

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		COP	Certificates of Participation	ISD	Independent School District
Schedules of Investments, the names and descriptions of		EDA	Economic Development Authority	LRB	Lease Revenue Bonds
many of the securities have been abbreviated according		EDC	Economic Development Corp.	M/F	Multi-Family
to the following list:		ERB	Education Revenue Bonds	MRB	Mortgage Revenue Bonds
		ERS	Extendible Reset Securities	NPFGC	National Public Finance Guarantee Corp.
ACA	ACA Financial Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	PCRB	Pollution Control Revenue Bonds
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration	PILOT	Payment in Lieu of Taxes
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Agency	RB	Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency	S/F	Single-Family
ARB	Airport Revenue Bonds	HRB	Housing Revenue Bonds	SAN	State Aid Notes
BAN	Bond Anticipation Notes	HUD	U.S. Department of Housing and Urban	SONYMA	State of New York Mortgage Agency
BHAC	Berkshire Hathaway Assurance Corp.		Development	TE	Tax-Exempt
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	TECP	Tax-Exempt Commercial Paper
CIFG	CDC IXIS Financial Guaranty	IDB	Industrial Development Board	VRDN	Variable Rate Demand Notes
		IDRB	Industrial Development Revenue Bonds

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 17

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 3.3%
Burke County Development Authority, Refunding RB,
Georgia Power Co. Plant Vogtle Project, Mandatory
Put Bonds, 5.05%, 11/01/48 (a)	$ 6,000	$ 6,317,820
Henry County School District, GO, Series A,
5.00%, 4/01/11	15,000	15,527,250
Private Colleges & Universities Authority, Refunding RB,
Emory University, Series A, 5.25%, 9/01/11	10,280	10,858,970
State of Georgia, GO, Series G, 4.00%, 11/01/11	5,000	5,239,800
		37,943,840
Hawaii — 0.8%
State of Hawaii, GO, Series CU (NPFGC),
5.55%, 10/01/10 (b)	4,960	5,026,365
State of Hawaii, Refunding RB, Series B, AMT,
5.00%, 7/01/13	4,000	4,331,720
		9,358,085
Illinois — 1.5%
Illinois Finance Authority, RB, University of Chicago,
Series B, 5.00%, 7/01/13	2,000	2,236,700
Illinois Finance Authority, Refunding RB, University of
Chicago, Series A, 5.25%, 7/01/11 (b)	5,000	5,300,100
State of Illinois, GO:
First Series (NPFGC), 5.13%, 10/01/12	5,000	5,354,950
Series B, 5.00%, 3/01/13	4,000	4,296,360
		17,188,110
Indiana — 0.8%
Indiana Bond Bank, RB, State Revolving Fund Program,
Series B, 5.30%, 8/01/10 (b)	3,750	3,803,662
Indiana Finance Authority, RB, Ascension Health Credit
Group, Mandatory Put Bonds (a):
Series A1, 3.63%, 11/15/36	4,135	4,271,331
Series A3, 5.00%, 11/01/27	1,000	1,043,200
		9,118,193
Iowa — 0.3%
Iowa Higher Education Loan Authority, RB, Private
College Facility:
4.00%, 12/01/12	1,500	1,618,545
4.00%, 12/01/13	1,150	1,264,298
		2,882,843
Kansas — 0.5%
Kansas State Department of Transportation,
Refunding RB, Series A, 5.00%, 9/01/12	5,000	5,477,550
Kentucky — 0.6%
Kentucky Asset Liability Commission, Refunding RB,
Project Notes, Series A (AMBAC), 5.00%, 7/15/10	2,000	2,003,660
Kentucky Economic Development Finance Authority,
Refunding RB, Baptist Healthcare System, Series A,
5.00%, 8/15/12	2,650	2,850,340
Kentucky State Property & Buildings Commission,
Refunding RB, Project No. 87 (NPFGC),
5.00%, 3/01/12	2,000	2,140,380
		6,994,380
Louisiana — 1.1%
State of Louisiana, GO, Refunding, Series B,
5.00%, 4/15/12	4,220	4,542,788
State of Louisiana, GO, Series A, 5.00%, 5/01/13	7,075	7,850,420
		12,393,208

Municipal Bonds	(000)	Value
Maine — 1.4%
Maine Municipal Bond Bank, RB, Series D,
5.00%, 11/01/12	$ 1,460	$ 1,607,679
Maine Municipal Bond Bank, Refunding RB, Series F:
3.00%, 11/01/10	7,670	7,741,024
4.00%, 11/01/11	6,000	6,284,460
		15,633,163
Maryland — 2.6%
County of Baltimore Maryland, GO, Refunding,
Metropolitan District, 4.00%, 8/01/11	2,525	2,627,237
State of Maryland, GO, Refunding, State and Local
Facilities Loan, First Series B, 5.25%, 2/15/12	8,980	9,685,110
State of Maryland, GO, State & Local Facilities Loan,
2nd Series:
5.00%, 8/01/10	7,770	7,801,779
5.00%, 7/15/11	3,815	4,001,287
University System of Maryland, Refunding RB, Auxiliary
Facility & Tuition, Series C, 4.00%, 10/01/11	4,695	4,904,162
		29,019,575
Massachusetts — 2.9%
Commonwealth of Massachusetts, GO, Consolidated
Loan, Series A, 5.00%, 8/01/12	1,180	1,284,631
Commonwealth of Massachusetts, GO, Refunding,
Consolidated Loan, Series D (NPFGC),
6.00%, 11/01/13	5,000	5,783,000
Massachusetts Bay Transportation Authority,
Refunding RB, General Transportation System,
Series A (FGIC), 5.80%, 3/01/12	3,745	4,068,418
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Health, Series C,
5.75%, 7/01/11 (b)	7,600	8,089,364
Massachusetts State Department of Transportation,
Refunding RB, Senior Series B, 5.00%, 1/01/14	12,155	13,434,800
		32,660,213
Michigan — 1.3%
City of Detroit Michigan, RB, Second Lien, Series B
(FGIC), 5.50%, 7/01/11 (b)	5,000	5,311,050
Michigan Municipal Bond Authority, Refunding RB, SAN,
Series B, 5.00%, 3/21/11	5,000	5,004,300
State of Michigan, Refunding RB, Series B (AGM),
5.00%, 9/01/10	4,120	4,151,106
		14,466,456
Minnesota — 2.1%
State of Minnesota, GO:
5.00%, 8/01/11	3,675	3,859,926
Highway & Various Purpose, 5.00%, 8/01/11	2,900	3,046,247
Series H, 5.00%, 11/01/12	15,000	16,537,200
		23,443,373
Missouri — 1.1%
Missouri State Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit, Series C-4,
Mandatory Put Bonds, 1.25%, 11/15/26 (a)	12,000	12,009,960
Nebraska — 0.4%
Central Plains Energy Project, RB, Project No. 1,
0.67%, 12/01/10 (a)	1,225	1,214,281
Nebraska Public Power District, Refunding RB, General,
Series B-1 (NPFGC), 5.00%, 1/01/14	3,000	3,345,030
		4,559,311

See Notes to Financial Statements.

18 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Nevada — 2.3%
Clark County School District, GO, Refunding, Series B:
Limited Tax, 4.00%, 6/15/11	$10,000	$ 10,304,500
(NPFGC), 5.00%, 6/15/12	6,000	6,460,380
County of Clark Nevada, GO, Refunding, Public Safety,
Series A (AGM), 5.00%, 6/01/11	6,345	6,601,402
Truckee Meadows Water Authority, RB, Series A (AGM),
5.13%, 7/01/11 (b)	2,590	2,716,366
		26,082,648
New Hampshire — 0.1%
State of New Hampshire, GO, Refunding, Capital
Improvement, Series B, 4.00%, 3/01/12	1,000	1,059,210
New Jersey — 2.5%
County of Essex New Jersey, GO, Improvement, Series A,
5.00%, 8/01/13	2,290	2,542,747
Gloucester County Improvement Authority, Refunding RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.63%, 12/01/29 (a)	4,625	4,651,501
New Jersey Building Authority, Refunding RB, Series B
(AMBAC), 5.25%, 12/15/10	4,790	4,891,644
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.75%, 6/15/11 (c)	3,000	3,156,930
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series B
(NPFGC), 5.25%, 12/15/12	4,990	5,511,156
State of New Jersey, GO, Refunding, 4.00%, 8/01/12	7,115	7,591,349
		28,345,327
New Mexico — 1.2%
New Mexico Finance Authority, Refunding RB,
Senior Lien, Series A:
5.00%, 6/15/11	4,000	4,175,600
5.00%, 6/15/13	8,000	8,930,240
		13,105,840
New York — 9.6%
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/11	1,000	1,049,410
Series B, 5.25%, 8/01/11	4,000	4,208,440
Series B (NPFGC), 5.75%, 8/01/13	3,050	3,339,475
Series C, 5.00%, 8/01/13	8,225	9,157,962
Series H, 5.00%, 8/01/12	3,400	3,695,188
County of Westchester New York, GO, Series B,
3.00%, 6/01/12	8,785	9,218,188
Metropolitan Transportation Authority, RB, Transportation,
Series B, Mandatory Put Bonds, 5.00%, 11/15/16 (a)	4,000	4,208,480
New York City Transitional Finance Authority, RB,
Series C, 5.50%, 2/15/12	6,000	6,471,900
New York City Transitional Finance Authority,
Refunding RB, Future Tax Secured, Sub-Series D-2,
5.00%, 11/01/12	20,315	22,311,964
New York State Dormitory Authority, Refunding RB,
State University Educational Facilities, 3rd General
Resolution, Series B, Mandatory Put Bonds,
5.25%, 11/15/23 (a)	6,000	6,452,160
New York State Environmental Facilities Corp., RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.50%, 7/01/17 (a)	5,000	5,015,850
New York State Local Government Services Corp.,
Refunding RB, Senior Lien, Series A, 5.00%, 4/01/11	3,000	3,107,220
New York State Thruway Authority, RB, BAN:
3.00%, 7/15/11	2,860	2,938,507
4.00%, 7/15/11	9,000	9,329,040

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York State Thruway Authority, Refunding RB,
Series A, 5.00%, 4/01/12	$ 5,000	$ 5,371,550
New York State Urban Development Corp., Refunding RB,
Service Contract, Series A-1, 5.00%, 1/01/13	7,320	7,986,706
State of New York, GO, Refunding, Series C,
5.00%, 4/15/12	5,285	5,698,763
		109,560,803
North Carolina — 2.9%
County of Wake North Carolina, GO, Refunding:
5.00%, 3/01/11	6,650	6,859,408
Series C, 5.00%, 3/01/12	5,185	5,578,438
Mecklenburg County North Carolina, GO, Refunding,
Series C, 5.00%, 2/01/13	9,400	10,419,994
State of North Carolina, GO, Public Improvement,
Series A, 5.00%, 3/01/13	9,000	10,004,130
		32,861,970
Ohio — 2.1%
Ohio Air Quality Development Authority, Refunding
PCRB, FirstEnergy, Series D, Mandatory Put Bonds,
4.75%, 8/01/29 (a)	10,000	10,557,100
Ohio State University, Refunding RB, Series A,
5.00%, 12/01/12	4,000	4,406,800
Ohio State Water Development Authority, RB, Water
Quality, Loan Fund, 5.00%, 12/01/11	5,000	5,320,550
State of Ohio, GO, Common Schools, Series A,
5.00%, 3/15/11 (c)	3,875	4,004,309
		24,288,759
Oregon — 0.2%
Oregon State Department of Administrative Services,
COP, Refunding, Series A (AGM), 5.00%, 5/01/11	1,725	1,790,481
Pennsylvania — 6.6%
Bethlehem Area School District, GO, Refunding, Series A
(NPFGC), 5.00%, 9/01/10	4,000	4,027,000
City of Philadelphia Pennsylvania, Refunding RB, Series A
(AGM), 5.00%, 6/15/13	9,000	9,940,860
Commonwealth of Pennsylvania, GO:
First Series, 5.00%, 3/15/13	7,455	8,277,286
First Series A, 5.00%, 2/15/13	8,280	9,168,941
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 7/15/12	2,500	2,723,475
Second Series (NPFGC), 5.00%, 10/01/11	2,500	2,641,600
Second Series (NPFGC), 5.00%, 7/01/12	13,000	14,142,440
Pennsylvania Economic Development Financing
Authority, RB:
Convention Center Project, Series A, 5.00%, 6/15/12	4,000	4,298,800
Waste Management Inc. Project, 2.75%, 9/01/13	4,250	4,272,780
Waste Management Inc. Project, Mandatory
Put Bonds, 2.63%, 12/01/33 (a)	3,500	3,509,940
Pennsylvania Higher Educational Facilities Authority, RB,
Series AH, 4.00%, 6/15/11	3,650	3,771,946
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Bonds, Refunding, Philadelphia Funding
Program, 5.00%, 6/15/13	3,085	3,435,302
University of Pittsburgh Pennsylvania, Refunding RB,
Panthers-Pitt Asset Notes, 5.00%, 8/01/10	5,000	5,020,150
		75,230,520
Rhode Island — 0.1%
State of Rhode Island, GO, Refunding, Consolidated
Capital Development Loan, Series A, 5.00%, 7/15/11	1,000	1,046,430

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 19

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
South Carolina — 0.8%
South Carolina State Public Service Authority,
Refunding RB, Series A, 5.00%, 1/01/12	$ 3,000	$ 3,196,710
State of South Carolina, GO, State Highway, Series B,
4.50%, 4/01/12	6,000	6,241,020
		9,437,730
Tennessee — 1.4%
County of Shelby Tennessee, GO, Refunding, Series A
(AMBAC), 5.00%, 4/01/12	4,000	4,312,960
Metropolitan Government of Nashville & Davidson
County Tennessee, GO, 5.00%, 4/01/12 (b)	2,000	2,158,320
Metropolitan Government of Nashville & Davidson
County Tennessee, Refunding RB (NPFGC),
5.00%, 1/01/14	8,110	9,146,134
		15,617,414
Texas — 10.8%
City of Dallas Texas, GO, 5.00%, 2/15/12	4,775	5,118,275
City of San Antonio Texas, RB, Junior Lien, System,
Mandatory Put Bonds (a):
3.63%, 12/01/10 (b)	145	147,031
3.63%, 12/01/27	4,855	4,868,497
County of Williamson Texas, GO (AGM),
5.13%, 2/15/11 (b)	9,835	10,134,181
Dallas ISD, GO, Refunding:
4.00%, 2/15/11	6,000	6,133,740
4.50%, 2/15/12	6,000	6,370,020
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, Methodist Hospital System:
5.00%, 6/01/12	3,450	3,697,055
5.00%, 6/01/13	10,000	10,956,900
Harris County Health Facilities Development Corp.,
Refunding RB, St. Luke’s Episcopal Hospital, Series A,
5.38%, 8/15/11 (b)	5,500	5,813,610
Lower Colorado River Authority, Refunding RB,
5.00%, 5/15/13	6,000	6,630,840
Matagorda County Navigation District No. 1,
Refunding RB, AEP Texas Central Co. Project,
Mandatory Put Bonds, 5.13%, 6/01/30 (a)	5,000	5,147,450
North Texas Tollway Authority, RB, System, Mandatory
Put Bonds (a):
First Tier Put, Series L-1, 5.50%, 1/01/38	11,000	11,240,900
First Tier, Series L-2, 6.00%, 1/01/38	3,700	4,053,831
Plano ISD, GO, Refunding, School Building (PSF-GTD),
5.00%, 2/15/11	5,000	5,147,250
State of Texas, GO, Refunding, Public Finance Authority:
5.00%, 10/01/12	11,170	12,254,830
Series A, 4.00%, 10/01/11	3,750	3,916,087
Series A, 5.00%, 10/01/12	3,500	3,841,565
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Texas Health Resources,
Series A, 5.00%, 2/15/11	4,275	4,382,858
Texas A&M University, RB, Financing System, Series D,
5.00%, 5/15/13	3,325	3,702,587
Texas A&M University, Refunding RB, Financing System,
Series B, 5.00%, 5/15/12	4,000	4,328,480
University of Texas, Refunding RB, Financing System,
Series B, 5.00%, 8/15/10	5,000	5,029,500
		122,915,487
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/13	1,400	1,544,284
State of Utah, GO, Series C, 3.00%, 7/01/12	7,500	7,879,350
		9,423,634

	Par
Municipal Bonds	(000)	Value
Virginia — 8.1%
Commonwealth of Virginia, GO, 4.00%, 6/01/11	$ 4,725	$ 4,885,697
County of Fairfax Virginia, GO, Refunding, Public
Improvement, Series A, 5.25%, 4/01/12	3,940	4,271,590
County of Fairfax Virginia, GO, Series D:
4.00%, 10/01/11	8,380	8,759,782
5.00%, 10/01/13	10,000	11,325,000
Louisa IDA, RB, Virginia Electric & Power Co. Project,
Series A, Mandatory Put Bonds, AMT (a):
1.38%, 9/01/30	7,000	7,000,490
2.50%, 3/01/31	20,000	20,012,000
Virginia College Building Authority, RB, 21st Century
College & Equipment, Series F-1, 4.00%, 2/01/12	7,200	7,600,680
Virginia Public Building Authority, RB:
Series A-1, 5.00%, 8/01/11	9,560	10,041,059
Series B, 5.00%, 8/01/12	7,185	7,845,661
Virginia Public School Authority, RB, School Educational
Technology Notes, Series IX, 5.00%, 4/15/12	4,065	4,390,403
Virginia Public School Authority, Refunding RB, Series A,
5.00%, 8/01/12	1,000	1,091,950
Virginia Resources Authority, Refunding RB, Series A,
4.00%, 10/01/12	4,145	4,464,207
		91,688,519
Washington — 4.6%
City of Seattle Washington, GO, Refunding, Limited Tax,
Series B, 5.00%, 8/01/13	5,000	5,616,500
City of Seattle Washington, Refunding RB, Improvement,
Series B, 5.00%, 2/01/14	10,000	11,271,600
City of Tacoma Washington, Refunding RB, Series A
(AGM), 5.63%, 1/01/11 (b)	2,900	3,007,242
Energy Northwest, Refunding RB, Project No. 3, Series A
(Syncora), 5.50%, 7/01/11	15,000	15,764,850
State of Washington, GO, Refunding, Various Purpose,
Series R-A (AMBAC), 5.00%, 1/01/11	9,260	9,478,444
State of Washington, GO, Series D, 4.00%, 1/01/11	6,560	6,681,819
		51,820,455
Total Long-Term Investments
(Cost — $1,054,450,458) — 93.8%		1,065,217,036
Short-Term Securities
Connecticut — 1.4%
State of Connecticut, GO, BAN, Series B,
4.00%, 6/01/11	15,185	15,690,813
Illinois — 1.7%
Regional Transit Authority, Refunding RB, VRDN, ERS,
Series B, 0.65%, 2/26/11 (d)	20,000	20,000,000
Kentucky — 2.0%
Jefferson County Kentucky, TECP, 0.70%, 7/07/10	22,500	22,500,000
	Shares
Money Market Fund — 2.2%
FFI Institutional Tax-Exempt Fund,
0.21% (e)(f)	24,582,016	24,582,016
Total Short-Term Securities
(Cost — $82,650,921) — 7.3%		82,772,829
Total Investments (Cost — $1,137,101,379*) — 101.1%		1,147,989,865
Liabilities in Excess of Other Assets — (1.1)%		(12,516,153)
Net Assets — 100.0%		$1,135,473,712

See Notes to Financial Statements.

20 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (concluded) BlackRock Short-Term Municipal Fund

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,137,101,379
Gross unrealized appreciation	$ 11,272,199
Gross unrealized depreciation	(383,713)
Net unrealized appreciation	$ 10,888,486

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security is collateralized by Municipal or US Treasury obligations.
(d) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	39,113,596	(14,531,580)	24,582,016	$105,319

(f) Represents the current yield as of report date.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:[1]
Long-Term
Investments .	—	$1,065,217,036	—	$1,065,217,036
Short-Term
Securities	$ 24,582,016	58,190,813	—	82,772,829
Total	$ 24,582,016	$1,123,407,849	—	$1,147,989,865

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 21

Schedule of Investments June 30, 2010 BlackRock Municipal Insured Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$ 1,350	$ 1,465,951
Lauderdale County & Florence Health Care Authority
Alabama, Refunding RB, Coffee Health Group, Series A
(NPFGC), 6.00%, 7/01/29	4,695	4,565,512
		6,031,463
Alaska — 1.0%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek
Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,297,760
6.00%, 9/01/32	5,000	5,638,150
		7,935,910
Arizona — 0.4%
State of Arizona, COP, Department of Administration,
Series A (AGM):
5.00%, 10/01/27	2,375	2,415,304
5.25%, 10/01/28	1,025	1,055,965
		3,471,269
California — 14.7%
Antelope Valley Community College District, GO, Election
of 2004, Series B (NPFGC), 5.25%, 8/01/39	1,050	1,076,156
Arcadia Unified School District California, GO, CAB,
Election of 2006, Series A (AGM), 4.96%, 8/01/39 (a)	2,800	406,168
Cabrillo Community College District California, GO,
CAB, Election of 2004, Series B (NPFGC),
5.18%, 8/01/37 (a)	4,100	699,583
California Health Facilities Financing Authority,
Refunding RB, St. Joseph Health System, Series A,
5.75%, 7/01/39	1,000	1,039,140
City of San Jose California, GO, Libraries, Parks, and
Public Safety Project (NPFGC), 5.00%, 9/01/30	3,700	3,813,368
City of San Jose California, Refunding RB, Series A, AMT
(AMBAC), 5.50%, 3/01/32	6,285	6,350,804
Coast Community College District California, GO,
Refunding, CAB, Election of 2002, Series C (AGM):
5.58%, 8/01/13 (b)	6,475	5,335,076
5.40%, 8/01/36 (a)	5,800	1,082,338
Fresno Unified School District California, GO, Election
of 2001:
Series D (NPFGC), 5.00%, 8/01/27	5,170	5,250,911
Series E (AGM), 5.00%, 8/01/30	1,500	1,531,470
Hesperia Public Financing Authority California,
Tax Allocation Bonds, Redevelopment & Housing
Projects, Series A (Syncora), 5.50%, 9/01/27	10,000	9,118,100
Los Angeles Municipal Improvement Corp., RB, Series B1
(NPFGC), 4.75%, 8/01/37	11,050	10,454,073
Modesto Schools Infrastructure Financing Agency,
Special Tax Bonds (AMBAC), 5.50%, 9/01/36	8,965	8,221,712
Mount Diablo Unified School District California, GO,
Election of 2002 (NPFGC), 5.00%, 7/01/27	12,040	12,116,574
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
6.47%, 8/01/38 (a)	4,900	808,353
Orange County Sanitation District, COP, Series B (AGM),
5.00%, 2/01/31	1,380	1,442,900
Palm Springs Financing Authority, Refunding RB,
Convention Center Project, Series A (NPFGC),
5.50%, 11/01/35	6,190	6,255,428
Ramona Unified School District California, COP,
Refunding, CAB (NPFGC), 5.12%, 5/01/32 (b)	10,500	8,602,020

	Par
Municipal Bonds	(000)	Value
California (concluded)
Rialto Unified School District California, GO, CAB,
Series A (NPFGC), 6.24%, 6/01/25 (a)	$11,685	$ 4,712,561
Roseville Joint Union High School District California, GO,
Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	5,000	5,101,500
Sacramento Unified School District California, GO,
Election of 1999, Series B (NPFGC), 5.00%, 7/01/26	5,015	5,083,605
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	2,685	2,744,956
San Jose Unified School District Santa Clara County
California, GO, Election of 2002, Series B (NPFGC),
5.00%, 8/01/29	3,650	3,765,486
Tahoe-Truckee Unified School District, GO, School Facility
Improvement District 2, Election of 2002, Series A
(NPFGC), 5.25%, 8/01/29	2,535	2,644,081
Tustin Unified School District California, Special Tax
Bonds, Senior Lien, Community Facilities District 97-1,
Series A (AGM), 5.00%, 9/01/32	7,980	7,947,681
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,626,422
		117,230,466
Colorado — 2.5%
City of Aurora Colorado, COP (AMBAC),
6.00%, 12/01/10 (c)	19,250	19,711,230
Florida — 7.3%
Collier County School Board, COP (AGM),
5.00%, 2/15/23	2,000	2,062,940
County of Broward Florida, RB, Series A,
5.25%, 10/01/34	1,450	1,508,957
County of Duval Florida, COP, Master Lease Program
(AGM), 5.00%, 7/01/33	7,050	7,066,497
County of Miami-Dade Florida, GO, Building Better
Communities Program, Series B-1, 5.75%, 7/01/33	2,400	2,586,384
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.75%, 6/01/39	4,885	5,144,394
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/26	7,000	7,176,610
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/27	5,495	5,600,284
Water & Sewer System (AGM), 5.00%, 10/01/39	7,150	7,381,231
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, AMT (AGC), 5.00%, 10/01/40	7,380	7,101,257
Hillsborough County Aviation Authority Florida, RB,
Series A, AMT (AGC), 5.38%, 10/01/33	5,000	5,037,650
Miami-Dade County School Board, COP, Refunding,
Series B (AGC), 5.25%, 5/01/31	2,500	2,582,475
Sarasota County Public Hospital District, RB, Sarasota
Memorial Hospital Project, Series A, 5.63%, 7/01/39	500	516,940
South Florida Water Management District, COP (AGC),
5.00%, 10/01/22	3,500	3,673,565
Tampa Bay Water Utility System Florida, RB (AMBAC),
10.40%, 10/01/10 (c)	465	476,007
		57,915,191
Georgia — 4.4%
Gwinnett County Hospital Authority, Refunding RB,
Gwinnett Hospital System, Series D (AGM),
5.50%, 7/01/41	475	483,089
Municipal Electric Authority of Georgia, RB, Series Y
(AMBAC):
6.40%, 1/01/11 (c)	90	92,779
6.40%, 1/01/13	8,420	9,007,548
6.40%, 1/01/13 (d)	490	527,534
Municipal Electric Authority of Georgia, Refunding RB,
Series EE (AMBAC), 7.00%, 1/01/25	20,000	25,283,800
		35,394,750

See Notes to Financial Statements.

22 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock Municipal Insured Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois — 5.9%
City of Chicago Illinois, ARB, General, 3rd Lien,
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	$17,690	$ 18,343,822
City of Chicago Illinois, GO, Refunding, Series A (AGM),
5.00%, 1/01/25	5,000	5,254,850
City of Chicago Illinois, RB, Series A (BHAC),
5.50%, 1/01/38	3,000	3,191,190
County of Cook Illinois, GO, Refunding, Series A,
5.25%, 11/15/33	2,300	2,408,583
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	4,200	4,354,812
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	3,125	3,394,594
Illinois State Toll Highway Authority, Refunding RB,
Senior Series A-1, 5.00%, 1/01/31 (e)	5,000	5,090,850
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	4,500	4,682,520
		46,721,221
Indiana — 0.1%
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 5.75%, 1/01/34	700	743,022
Iowa — 0.7%
Iowa Finance Authority, RB, Series A (AGC),
5.63%, 8/15/37	5,600	5,882,912
Louisiana — 0.9%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	6,585	6,827,196
Maryland — 1.6%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
5.75%, 9/01/39	7,460	7,858,961
Maryland Health & Higher Educational Facilities
Authority, RB, University of Maryland Medical System,
Series B (NPFGC), 7.00%, 7/01/22	4,400	5,161,200
		13,020,161
Massachusetts — 3.6%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	4,031,560
S/F Housing, Series 128, 4.80%, 12/01/27 (f)	2,845	2,795,469
S/F Housing, Series 128, 4.88%, 12/01/38 (f)	6,715	6,402,148
Massachusetts HFA, Refunding RB, Rental Housing,
Series A, AMT (AGM), 5.15%, 7/01/26	4,785	4,856,679
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	7,000	7,304,640
Massachusetts Water Resources Authority, Refunding RB,
General, Series A (NPFGC), 5.00%, 8/01/34	2,800	2,927,232
		28,317,728
Michigan — 2.7%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	675	737,100
Second Lien, Series B (AGM), 7.00%, 7/01/36	350	402,990
Senior Lien, Series A (NPFGC), 5.00%, 7/01/30	1,500	1,468,440
System, Second Lien, Series B (NPFGC),
5.00%, 7/01/36	3,500	3,415,440
City of Detroit Michigan, Refunding RB, Second Lien,
Series E (BHAC), 5.75%, 7/01/31	4,000	4,252,800
Michigan Strategic Fund, Refunding RB, Detroit
Edison Co. Project, Series A, AMT (Syncora),
5.50%, 6/01/30	11,845	11,441,441
		21,718,211

	Par
Municipal Bonds	(000)	Value
Minnesota — 1.8%
Delano ISD No. 879 Minnesota, GO, Series A (AGM),
5.88%, 2/01/25	$ 5,860	$ 6,034,159
Sauk Rapids ISD No. 47 Minnesota, GO, Series A
(NPFGC):
5.65%, 2/01/20	3,735	3,841,112
5.70%, 2/01/21	4,440	4,567,428
		14,442,699
Mississippi — 1.5%
Harrison County Wastewater Management District,
Refunding RB, Wastewater Treatment Facilities,
Series A (FGIC), 8.50%, 2/01/13 (d)	1,320	1,509,090
Mississippi Hospital Equipment & Facilities Authority,
RB, Forrest County General Hospital Project (AGM),
6.00%, 1/01/11 (c)	10,000	10,381,800
		11,890,890
Montana — 0.1%
Montana Facility Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,200	1,181,268
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	1,450	1,598,089
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/34	3,125	3,462,781
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A
(AGC), 5.25%, 7/01/39	3,300	3,344,352
Southwest Gas Corp. Project, Series A, AMT (FGIC),
4.75%, 9/01/36	25	21,014
Southwest Gas Corp. Project, Series D, AMT (NPFGC),
5.25%, 3/01/38	2,200	2,019,380
System, Subordinate Lien, Series C (AGM),
5.00%, 7/01/26	2,350	2,429,148
		12,874,764
New Jersey — 7.8%
Cape May County Industrial Pollution Control Financing
Authority, Refunding RB, Atlantic City Electric Co.,
Series A (NPFGC), 6.80%, 3/01/21	6,810	8,346,540
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM):
5.80%, 11/01/21	3,125	3,636,563
5.80%, 11/01/22	8,310	9,684,142
5.80%, 11/01/23	4,340	5,038,436
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A
(NPFGC), 5.25%, 7/01/33	26,800	27,263,640
New Jersey EDA, Refunding RB, School Facilities
Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	1,400	1,550,276
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.38%, 10/01/28	1,950	2,157,773
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.88%, 12/15/38	4,255	4,684,712
		62,362,082
New York — 7.0%
City of New York New York, GO, Series C (Syncora),
5.63%, 3/15/18	5	5,340
City of Niagara Falls New York, GO, Public Improvement
(NPFGC), 6.90%, 3/01/24	5	5,006
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	700	788,879

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 23

Schedule of Investments (continued) BlackRock Municipal Insured Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	$16,830	$ 17,279,024
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(NPFGC), 5.25%, 3/15/34	9,900	10,294,218
Sales Tax Asset Receivable Corp., RB, Series A:
(AMBAC), 5.00%, 10/15/32	15,650	16,359,571
(NPFGC), 5.00%, 10/15/20	10,000	10,898,000
		55,630,038
North Carolina — 0.3%
North Carolina HFA, RB, Home Ownership, Series 14A,
AMT (AMBAC), 5.35%, 1/01/22	2,475	2,492,028
North Dakota — 0.3%
North Dakota State HFA, RB, Housing Finance Program,
Series C, AMT (AMBAC), 5.30%, 7/01/22	1,910	1,951,562
Ohio — 0.2%
Ohio Higher Educational Facility Commission,
Refunding RB, Summa Health System, 2010 Project
(AGC), 5.25%, 11/15/40	1,775	1,779,366
Oregon — 0.5%
Port of Portland Oregon, Refunding RB, International
Airport, Series 7-B, AMT (NPFGC), 7.10%, 1/01/12 (c)	3,865	4,235,112
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania, RB, 12th Series B
(NPFGC), 7.00%, 5/15/20 (d)	4,670	5,783,468
Pennsylvania Turnpike Commission, RB, CAB,
Sub-Series E, 6.48%, 12/01/38 (b)	5,300	3,735,652
Philadelphia Redevelopment Authority, RB, Neighborhood
Transformation, Series A (NPFGC), 5.50%, 4/15/20	3,830	3,967,306
Philadelphia School District, GO, Series E,
6.00%, 9/01/38	2,300	2,473,282
		15,959,708
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	7,100	7,810,994
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.71%, 8/01/41 (a)	11,000	1,564,640
		9,375,634
Rhode Island — 0.9%
Rhode Island EDC, RB, Series B (FGIC),
6.00%, 7/01/10 (c)	6,815	6,884,172
South Carolina — 0.3%
South Carolina State Public Service Authority, RB,
Santee Cooper, Series A, 5.50%, 1/01/38	2,300	2,498,237
Texas — 10.4%
City of Houston Texas, COP, Series J (AMBAC),
6.25%, 12/15/13	3,500	3,911,145
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC), 6.00%, 11/15/35	3,650	4,170,161
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, AMT:
Improvement, Joint, Series B (AGM),
5.25%, 11/01/22	2,490	2,560,193
Series A (NPFGC), 6.00%, 11/01/28	25,950	25,982,956
Series A (NPFGC), 5.50%, 11/01/33	2,000	2,011,920

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Lewisville ISD Texas, GO, Refunding, CAB, School
Building (NPFGC), 4.67%, 8/15/24 (a)	$ 8,110	$ 4,032,697
Mansfield ISD Texas, GO, School Building (PSF-GTD),
5.00%, 2/15/33	3,000	3,155,130
North Texas Tollway Authority, Refunding RB:
CAB, System, First Tier Series I (AGC),
6.30%, 1/01/15 (b)	10,000	7,915,600
First Tier, Series A, 6.00%, 1/01/28	1,000	1,085,880
System, First Tier (NPFGC), 5.75%, 1/01/40	7,700	7,994,217
System, First Tier, Series A (AMBAC),
5.63%, 1/01/33	2,040	2,124,130
System, First Tier, Series B (NPFGC),
5.75%, 1/01/40	9,870	10,247,133
State of Texas, GO, Water Financial Assistance,
5.75%, 8/01/31	3,000	3,119,220
Texas Department of Housing & Community Affairs,
MRB, Series A, AMT (NPFGC):
5.45%, 9/01/23	1,795	1,817,689
5.50%, 3/01/26	2,285	2,309,107
		82,437,178
Utah — 1.7%
Utah Transit Authority, RB, Series A (AGM),
5.00%, 6/15/36	4,000	4,195,200
Utah Transit Authority, Refunding RB, CAB, Sub-Series A
(NPFGC), 5.29%, 6/15/36 (a)	11,930	2,690,812
Utah Water Finance Agency, RB, Pooled Loan Financing
Program, Series A (AMBAC):
5.75%, 10/01/15	2,515	2,546,387
6.00%, 10/01/20	3,770	3,808,416
		13,240,815
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C,
AMT (AGM), 5.50%, 11/01/38 (f)	1,155	1,179,290
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	600	634,026
Washington — 1.2%
Chelan County Public Utility District No. 1, RB,
Chelan Hydro System, Series A, AMT (AMBAC),
5.45%, 7/01/37	6,485	6,412,692
Washington Health Care Facilities Authority, RB,
Providence Health & Services, Series A (e):
5.00%, 10/01/39	1,950	1,926,210
5.25%, 10/01/39	1,075	1,088,835
		9,427,737
Wisconsin — 2.5%
City of Superior Wisconsin, Refunding RB, Midwest
Energy Resources, Series E (NPFGC), 6.90%, 8/01/21	9,000	11,538,540
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit Group,
5.00%, 11/15/33	2,400	2,441,208
Wisconsin Housing & EDA, Refunding RB, AMT:
Series C, 4.88%, 3/01/36	2,310	2,229,497
Series E, 5.50%, 9/01/38	3,220	3,441,407
		19,650,652
Total Municipal Bonds — 88.1%		701,047,988

See Notes to Financial Statements.

24 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock Municipal Insured Fund
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (g)	(000)	Value
California — 1.9%
San Diego County Water Authority, COP, Refunding,
Series 2008-A (AGM), 5.00%, 5/01/33	$ 4,500	$ 4,649,940
Sequoia Union High School District California, GO,
Refunding, Election of 2004, Series B (AGM),
5.50%, 7/01/35	10,055	10,530,063
		15,180,003
Colorado — 0.2%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	1,580	1,671,505
District of Columbia — 1.2%
Metropolitan Washington Airports Authority, RB, Series B,
AMT (AGM), 5.00%, 10/01/36	10,000	9,912,507
Florida — 3.4%
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/33	10,000	10,289,400
City of Tallahassee Florida, RB (NPFGC),
5.00%, 10/01/37	10,000	10,151,100
Jacksonville Electric Authority Florida, RB, Sub-Series A,
5.63%, 10/01/32	6,300	6,810,426
		27,250,926
Illinois — 0.7%
City of Chicago Illinois, Refunding RB, Second Lien
(AGM), 5.25%, 11/01/33	5,000	5,293,600
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	15,000	15,652,800
New Jersey — 1.8%
New Jersey State Turnpike Authority, RB, Series C (AGM),
5.00%, 1/01/30	13,500	14,045,535
New York — 2.2%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	2,010	2,274,275
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.25%, 10/15/27	13,931	15,136,491
		17,410,766
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B,
5.50%, 1/01/34	1,000	1,059,140
Texas — 2.4%
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse
(PSF-GTD), 5.00%, 2/15/32	10,000	10,546,700
Harris County Cultural Education Facilities Finance
Corp., RB, Hospital, Texas Children’s Hospital Project,
5.50%, 10/01/39	8,500	8,823,850
		19,370,550
Washington — 1.3%
State of Washington, GO, Series D (AGM),
5.00%, 1/01/28	10,000	10,500,800

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (g)	(000)	Value
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	$ 2,499	$ 2,555,550
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 17.6%		139,903,682
Investment Companies	Shares
BlackRock Insured Municipal Term Trust, Inc. (h)	204,800	2,064,384
Total Investment Companies — 0.2%		2,064,384
Total Long-Term Investments
(Cost — $822,171,776) — 105.9%		843,016,054
Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.21% (h)(i)	16,338,498	16,338,498
Total Short-Term Securities
(Cost — $16,338,498) — 2.1%		16,338,498
Total Investments (Cost — $838,510,274*) — 108.0%		859,354,552
Other Assets Less Liabilities — 0.3%		2,386,103
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (8.3)%		(65,860,148)
Net Assets — 100.0%		$ 795,880,507

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 774,469,490
Gross unrealized appreciation	$ 30,015,382
Gross unrealized depreciation	(10,905,590)
Net unrealized appreciation	$ 19,109,792

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Security is collateralized by Municipal or US Treasury Obligations.
(e) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Merrill Lynch & Co.	$8,105,895	$ 8,583

(f) Variable rate security. Rate shown is as of report date.
(g) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.
ANNUAL REPORT	JUNE 30, 2010	25

Schedule of Investments (concluded) BlackRock Municipal Insured Fund

(h) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held			Shares Held	Value at
	at June 30,	Shares	Shares	at June 30,	June 30,
Affiliate	2009	Purchased	Sold	2010	2010	Income
BlackRock California Insured Municipal 2008 Term Trust, Inc.	—	—	—	—	—	$ 4,057
BlackRock Insured Municipal 2008 Term Trust, Inc.	—	—	—	—	—	$ 4,290
BlackRock Insured Municipal Term Trust, Inc.	204,800	—	—	204,800	2,064,384	$ 85,760
FFI Institutional Tax-Exempt Fund	30,927,431	—	(14,588,933)[1]	16,338,498	16,338,498	$ 40,084

1 Represents net shares sold.
(i) Represents the current yield as of report date.
•Financial futures contracts sold as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
95	10-Year U.S.
	Treasury Bond	September 2010	$11,557,135	$ (84,818)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1] .	$2,064,384	$ 840,951,670	—	$ 843,016,054
Short-Term
Securities	16,338,498	—	—	16,338,498
Total	$ 18,402,882	$ 840,951,670	—	$ 859,354,552

1 See above Schedule of Investments for values in each state or political subdivision, excluding security types in Level 1 within the table.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (84,818)	—	—	$ (84,818)

2 Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments June 30, 2010 BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority,
RB, Children's Hospital (AGC), 6.00%, 6/01/39	$10,010	$ 10,869,759
Courtland IDB Alabama, RB, International Paper Co.
Projects, Series A, 6.25%, 11/01/33	2,530	2,616,475
Courtland IDB, Refunding RB,
International Paper Co., Series B, AMT, 6.25%, 8/01/25	750	758,880
Jefferson County Public Building Authority, RB, Warrants
(AMBAC), 5.13%, 4/01/21	3,525	2,151,590
Selma IDB Alabama, Refunding RB, International
Paper Co. Project, Series A, AMT, 6.70%, 2/01/18	2,500	2,528,150
		18,924,854
Arizona — 2.2%
Arizona Health Facilities Authority, RB, Catholic
Healthcare West, Series A, 6.63%, 7/01/20	4,000	4,040,640
Maricopa County & Phoenix Industrial Development
Authorities, Refunding RB, S/F, Series A-2, AMT
(Ginnie Mae), 5.80%, 7/01/40	3,335	3,396,131
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A, 6.75%, 7/01/29	3,100	2,135,993
Maricopa County Pollution Control Corp., Refunding
RB, Southern California Edison Co., Series A,
5.00%, 6/01/35	10,000	10,007,300
Peoria Improvement District No. 8401 Arizona, Special
Assessment Bonds:
No. 8801, 7.30%, 1/01/11	395	407,285
No. 8802, 7.20%, 1/01/13	510	510,092
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	3,785	3,848,474
Pima County IDA, Refunding IDRB, Tucson Electric
Power, 5.75%, 9/01/29	8,525	8,674,187
Pima County IDA, Refunding RB, Tucson Electric
Power Co., San Juan, Series A, 4.95%, 10/01/20	9,330	9,419,008
Pinal County IDA Arizona, RB, San Manuel Facility
Project, AMT, 6.25%, 6/01/26	500	436,565
Prescott Valley Improvement District Arizona, Special
Assessment Bonds, Sewer Collection System Roadway
Repair, 7.90%, 1/01/12	119	125,007
Tucson IDA, RB, Christian Care Project, Series A (Radian),
6.13%, 7/01/10 (a)	3,515	3,550,642
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	3,000	3,064,440
5.75%, 7/15/24	2,125	2,125,850
		51,741,614
Arkansas — 0.0%
City of Pine Bluff Arkansas, Refunding RB, International
Paper Co. Project, Series A, AMT, 6.70%, 8/01/20	500	505,525
California — 14.3%
California Health Facilities Financing Authority, RB,
Sutter Health, Series A, 6.25%, 8/15/35	2,500	2,525,150
California Health Facilities Financing Authority,
Refunding RB Catholic Healthcare West:
Series A, 6.00%, 7/01/39	5,305	5,681,814
Series E, 5.63%, 7/01/25	15,000	15,986,250
California Rural Home Mortgage Finance Authority,
Refunding RB, Mortgage-Backed Securities Program,
Series A-2, AMT (Ginnie Mae), 7.00%, 9/01/29	5	5,071
California State Public Works Board, RB, Various
Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	5,000	5,132,300
Sub-Series I-1, 6.38%, 11/01/34	7,455	7,908,860

	Par
Municipal Bonds	(000)	Value
California (concluded)
California Statewide Communities Development
Authority, RB, Health Facility, Memorial Health Services,
Series A, 6.00%, 10/01/23	$ 9,880	$ 10,292,095
California Statewide Communities Development
Authority, Refunding RB, Catholic Healthcare West,
Series B, 5.50%, 7/01/30	3,000	3,094,860
Chula Vista Community Facilities District California,
Special Tax Bonds, District No. 06-1, Eastlake-Woods,
Improvement Area A, 6.15%, 9/01/26	3,215	3,252,390
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	4,875	5,370,300
City of Roseville California, Special Tax Bonds, Stoneridge
Community Facilities No. 1, 6.30%, 9/01/11 (a)	2,500	2,725,075
County of Sacramento California, RB, Subordinate
and Passenger Facility Charges/Grant, Series C,
6.00%, 7/01/39	12,765	13,685,357
Imperial Irrigation District, Refunding RB, System,
5.13%, 11/01/38	10,000	10,317,500
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
6.00%, 9/01/34	2,460	2,680,514
6.00%, 9/01/39	6,000	6,561,180
Modesto Irrigation District, COP:
Capital Improvements, Series A, 6.00%, 10/01/39	9,775	10,655,532
Series B, 5.50%, 7/01/35	15,000	15,854,250
Pittsburg Redevelopment Agency, Tax Allocation Bonds,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	10,000	11,016,200
Pittsburg Unified School District, COP, 6.20%, 9/01/34	10,465	10,683,823
Port of Oakland, RB, Series K, AMT (NPFGC),
5.88%, 11/01/30	2,950	2,950,236
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	24,300	26,727,084
San Francisco City & County Airports Commission,
Refunding RB, Second Series 34E, AMT (AGM),
5.75%, 5/01/21	8,220	8,984,131
San Francisco City & County Public Utilities
Commission, RB, Series B, 5.00%, 11/01/39	8,500	8,800,900
San Francisco City & County Redevelopment Agency,
Special Tax Bonds, Community Facilities District
No. 6-Mission, Series A:
6.00%, 8/01/21	5,000	5,018,950
6.00%, 8/01/25	2,550	2,553,800
San Francisco Uptown Parking Corp. California, RB,
Union Square (NPFGC), 6.00%, 7/01/20	1,075	1,145,617
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,065,600
Santa Margarita Water District California, Special
Tax Bonds, Refunding, Facilities District No. 99-1,
6.20%, 9/01/20	2,650	2,682,118
State of California, GO, Various Purpose:
6.00%, 3/01/33	11,000	11,816,970
6.50%, 4/01/33	38,000	42,453,980
6.00%, 11/01/39	8,000	8,522,800
Tuolumne Wind Project Authority, RB, Tuolumne Co.
Project, Series A, 5.88%, 1/01/29	16,130	17,552,021
University of California, RB, Series O, 5.25%, 5/15/39	20,695	22,100,190
University of California, Refunding RB, Series E,
5.00%, 5/15/38	19,575	19,713,200
		335,516,118
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health
Initiatives, Series D, 6.25%, 10/01/33	3,520	3,884,285
Colorado Housing & Finance Authority, RB, S/F Program,
Senior Series B-3, 6.55%, 10/01/16	120	124,978

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 27

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Colorado (concluded)
Colorado Housing & Finance Authority, Refunding RB,
S/F Program:
Senior Series A-2, AMT, 7.50%, 4/01/31	$ 160	$ 169,978
Senior Series A-3, 7.35%, 10/01/30	65	68,188
Senior Series C-3 (FHA), 6.75%, 10/01/21	275	299,821
Senior Series C-3 (FHA), 7.15%, 10/01/30	70	71,383
Series B-2, AMT, 7.10%, 4/01/17	45	46,604
Series B-2, AMT, 7.25%, 10/01/31	435	446,179
Series C-2, AMT (FHA), 7.25%, 10/01/31	200	201,130
Elk Valley Public Improvement Corp., RB, Public
Improvement Fee:
Series A, 7.35%, 9/01/31	7,560	7,045,996
Series B, 7.45%, 9/01/31	760	715,570
Plaza Metropolitan District No. 1 Colorado, Tax Allocation
Bonds Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	7,700	7,995,757
Subordinate, 8.13%, 12/01/25	1,910	1,739,284
		22,809,153
Connecticut — 0.6%
Connecticut State Development Authority, RB, Bridgeport,
AMT (AMBAC), 6.15%, 4/01/35	1,250	1,252,763
Connecticut State Health & Educational Facility
Authority, RB, Bridgeport Hospital, Series A (NPFGC),
6.63%, 7/01/18	1,000	1,013,300
Connecticut State Health & Educational Facility Authority,
Refunding RB (Radian):
6.63%, 7/01/26	640	640,416
Eastern Connecticut Health Network, Series A,
6.50%, 7/01/10 (a)	11,350	11,465,429
Eastern Connecticut Health Network, Series A,
6.50%, 7/01/10 (a)	695	702,068
		15,073,976
District of Columbia — 1.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30	17,000	19,097,970
District of Columbia Water & Sewer Authority, RB, Series A:
6.00%, 10/01/35	7,630	8,567,651
5.50%, 10/01/39	6,475	6,962,956
		34,628,577
Florida — 9.6%
Anthem Park Community Development District, Special
Assessment Bonds, 5.80%, 5/01/36 (b)(c)	1,815	1,033,842
Ave Maria Stewardship Community Development District,
Special Assessment Bonds, Series A, 5.13%, 5/01/38	1,900	1,452,683
County of Escambia Florida, RB, International Paper Co.
Projects, Series B, 6.25%, 11/01/33	7,500	7,756,350
County of Lee Florida, RB, Series A, AMT (AGM),
6.00%, 10/01/29	13,015	13,184,976
County of Miami-Dade Florida, GO, Building Better
Communities Program:
Series B, 6.38%, 7/01/28	7,750	8,843,215
Series B-1, 6.00%, 7/01/38	25,000	27,834,250
County of Miami-Dade Florida, RB, Water & Sewer
System (AGM), 5.00%, 10/01/39	20,000	20,646,800
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, Series A-1,
5.50%, 10/01/30	8,855	9,227,707
Series C, 6.00%, 10/01/23	20,000	22,494,800

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Fiddlers Creek Community Development District No. 2,
Special Assessment Bonds (b)(c):
Series A, 6.38%, 5/01/35	$ 6,850	$ 2,671,500
Series B, 5.75%, 5/01/13	555	216,450
Florida Housing Finance Corp., RB, Homeowner
Mortgage, Series 3, AMT (NPFGC), 6.35%, 7/01/28	600	626,514
Florida Housing Finance Corp., Refunding RB, AMT,
Homeowner Mortgage:
Series 1 (Ginnie Mae), 6.00%, 7/01/39	4,410	4,576,433
Series 4 (AGM), 6.25%, 7/01/22	300	314,151
Harbor Bay Community Development District Florida,
Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	935,196
Highland Meadows Community Development District,
Special Assessment Bonds, Special Assessment,
Series A, 5.50%, 5/01/36 (b)(c)	1,090	436,730
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	6,000	5,634,360
Series B, 7.13%, 4/01/30	7,750	7,277,715
Jacksonville Economic Development Commission, RB:
Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	2,000	2,038,600
Mayo Clinic, Series A (NPFGC), 5.50%, 11/15/36	1,000	1,019,300
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	8,225	8,989,596
Sub-Series A, 5.63%, 10/01/32	10,525	11,377,735
Jacksonville Port Authority, RB, AMT (AGC),
6.00%, 11/01/38	8,105	8,300,736
Lee County Housing Finance Authority, RB,
Multi-County Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	665	723,148
Lexington Oaks Community District, Special Assessment
Bonds, Series A, 6.70%, 5/01/33	1,075	1,099,575
Miami-Dade County IDA, RB, Waste Management Inc.
Project, Series 1, Mandatory Put Bonds, AMT,
7.00%, 12/01/18 (d)	2,000	2,038,300
New River Community Development District, Special
Assessment Bonds, Series B, 5.00%, 5/01/13 (b)(c)	1,000	479,900
Orange County Health Facilities Authority, RB,
The Nemours Foundation Project, Series A,
5.00%, 1/01/39	10,200	10,398,084
Orange County School Board, COP, Series A (AGC),
5.50%, 8/01/34	11,100	11,817,615
Orlando Urban Community Development District Florida,
Special Assessment Bonds, Capital Improvement,
Series A, 6.95%, 5/01/11 (a)	930	979,234
Panther Trace II Community Development District,
Special Assessment Bonds, Special Assessment,
5.13%, 11/01/13	8,645	7,548,036
Santa Rosa County School Board, COP, Refunding,
Series 2 (NPFGC), 5.25%, 2/01/26	2,000	2,094,400
Sarasota County Public Hospital District, RB, Sarasota
Memorial Hospital Project, Series A, 5.63%, 7/01/39	14,570	15,063,632
St. Lucie West Services District, Refunding RB,
Senior Lien (NPFGC), 6.00%, 10/01/22	2,000	2,061,300
Sterling Hill Community Development District,
Special Assessment Bonds, Refunding, Series B,
5.50%, 11/01/10	165	143,451
Tern Bay Community Development District, Special
Assessment Bonds, Refunding, Series B,
5.00%, 5/01/15 (b)(c)	1,190	357,000
Volusia County IDA, RB, Student Housing, Stetson
University Project, Series A (CIFG), 5.00%, 6/01/35	400	341,716
Watergrass Community Development District, Special
Assessment Bonds, Series B:
4.88%, 11/01/10	2,470	1,998,971
5.13%, 11/01/14	1,000	583,140
		224,617,141

See Notes to Financial Statements.

28 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 1.9%
City of Atlanta Georgia, RB, General, Series B, AMT
(NPFGC), 5.63%, 1/01/30	$20,000	$ 20,142,200
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	3,535	3,508,169
Fulton County Residential Care Facilities for the Elderly
Authority, Refunding RB, Canterbury Court Project,
Series A, 6.00%, 2/15/22	2,250	2,150,168
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,343,500
Richmond County Development Authority, RB, Recovery
Zone Facility, International Paper Co., Series B,
6.25%, 11/01/33	3,625	3,748,902
Rockdale County Development Authority, RB, Visy Paper
Project, Series A, AMT, 6.13%, 1/01/34	5,000	4,668,200
		45,561,139
Illinois — 8.8%
Bolingbrook Special Service Area No. 1, Special Tax
Bonds, Forest City Project, 5.90%, 3/01/27	1,000	819,490
Chicago Transit Authority, RB, Federal Transit
Administration Section 5309, Series A (AGC),
6.00%, 6/01/26	12,425	14,195,687
City of Chicago Illinois, ARB, General, 3rd Lien,
Series B-2, AMT (Syncora), 6.00%, 1/01/29	55,000	56,818,300
City of Chicago Illinois, RB, Series A, AMT (Ginnie Mae),
7.15%, 9/01/31	175	179,641
City of Chicago Illinois, Refunding RB, Second Lien,
5.25%, 11/01/38	12,870	13,452,110
City of Chicago Illinois, Special Assessment Bonds,
Lake Shore East, 6.75%, 12/01/32	2,000	1,908,980
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D,
6.50%, 11/01/38	5,700	6,317,538
Community Rehabilitation Providers Facilities,
Series A, 6.50%, 7/01/22	3,140	3,159,719
Roosevelt University Project, 6.50%, 4/01/39	8,300	8,643,039
Rush University Medical Center Obligation Group,
Series A, 7.25%, 11/01/30	6,900	7,836,330
Rush University Medical Center Obligation Group,
Series B, 7.25%, 11/01/30	5,280	5,996,496
Rush University Medical Center, Series C,
6.38%, 11/01/29	2,860	3,070,267
University of Chicago, Series B, 6.25%, 7/01/38	20,000	23,011,600
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,200	10,007,392
OSF Healthcare System, 7.00%, 11/15/27	3,335	3,497,882
OSF Healthcare System, 7.13%, 11/15/35	1,725	1,805,954
OSF Healthcare System, 6.00%, 5/15/39	12,750	12,696,960
State of Illinois, GO, First Series (NPFGC),
5.75%, 12/01/10 (a)	16,635	17,013,945
State of Illinois, RB, 6.00%, 6/15/20	3,000	3,013,800
Town of Cicero Illinois, GO, Refunding, Corporate Purpose
(NPFGC), 6.00%, 12/01/28	1,450	1,467,386
Village of Hodgkins Illinois, RB, Metropolitan Biosolids
Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,006,200
Village of Wheeling Illinois, Tax Allocation Bonds, North
Milwaukee/Lake-Cook Tax Increment Financing
Project, 6.00%, 1/01/25	1,540	1,420,850
		206,339,566
Indiana — 3.2%
Indiana Finance Authority, RB, Trinity Health, Series A,
5.63%, 12/01/38	10,000	10,634,400
Indiana Finance Authority, Refunding RB:
Improvement, U.S. Steel Corp., 6.00%, 12/01/26,	10,500	10,716,405
Duke Energy Indiana Project, Series B,
6.00%, 8/01/39	8,335	9,096,235

	Par
Municipal Bonds	(000)	Value
Indiana (concluded)
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 6.00%, 1/01/39	$10,500	$ 11,378,850
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	30,125	32,587,719
		74,413,609
Kansas — 0.1%
City of Wichita Kansas, Refunding RB, Facilities,
Series III, 6.25%, 11/15/19	2,500	2,592,275
Sedgwick & Shawnee Counties Kansas, RB,
Mortgage-Backed Securities, Series A1, AMT
(Ginnie Mae), 6.95%, 6/01/29	755	808,514
		3,400,789
Kentucky — 0.6%
County of Owen Kentucky, RB, Kentucky-American
Water Co. Project, Series A, 5.38%, 6/01/40	8,335	8,350,503
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	5,000	5,127,050
		13,477,553
Louisiana — 0.5%
Louisiana HFA, RB, S/F, Series D-2, AMT (Ginnie Mae),
5.80%, 6/01/20	190	197,492
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB:
Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,609,620
Westlake Chemical Corp., Series A, 6.50%, 8/01/29	6,665	6,776,372
Rapides Finance Authority Louisiana, RB, International
Paper Co. Project, Series A, AMT, 6.55%, 11/15/23	2,000	2,021,240
		12,604,724
Maryland — 0.3%
Maryland Community Development Administration, HRB,
Series B, AMT, 6.15%, 1/01/21	1,000	1,001,270
Maryland Community Development Administration, RB,
Waters Landing II Apartments, Series A, Mandatory
Put Bonds, AMT, 5.88%, 8/01/33 (d)	1,000	1,013,290
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,534,050
Transportation Facilities Project, Series A,
5.75%, 6/01/35	2,350	2,390,749
		5,939,359
Massachusetts — 0.5%
Massachusetts Educational Financing Authority,
Refunding RB, Issue E, AMT (AMBAC), 5.85%, 7/01/14	30	30,005
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	5,000	5,585,400
Massachusetts Health & Educational Facilities Authority,
RB (AMBAC), 6.55%, 6/23/22	6,350	6,350,000
		11,965,405
Michigan — 1.9%
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	2,190	2,313,188
Eastern Michigan University, Refunding RB, General
(AMBAC), 6.00%, 6/01/24	415	420,623
Flint Hospital Building Authority Michigan, Refunding RB,
Hurley Medical Center, 6.00%, 7/01/20	2,635	2,590,390
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I:
6.00%, 10/15/38	10,875	11,812,316
6.25%, 10/15/38	6,250	6,894,813
Royal Oak Hospital Finance Authority Michigan,
Refunding RB:
William Beaumont Hospital, 8.25%, 9/01/39	15,195	18,056,674
William Beaumont, Series W, 6.00%, 8/01/39	2,640	2,684,167
		44,772,171

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 29

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Minnesota — 0.5%
City of Eden Prairie Minnesota, RB, Rolling Hills Project,
Series A (Ginnie Mae), 6.15%, 8/20/31	$ 1,000	$ 1,061,970
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series A, 6.75%, 11/15/32	4,800	5,344,368
Minneapolis & St. Paul Metropolitan Airports
Commission, RB, Sub-Series D, AMT (NPFGC):
5.75%, 1/01/12	470	480,664
5.75%, 1/01/14	470	478,418
5.75%, 1/01/15	2,060	2,092,095
Ramsey County Housing & Redevelopment Authority
Minnesota, RB, Hanover Townhouses Project, AMT,
6.00%, 7/01/31	1,110	1,118,780
		10,576,295
Mississippi — 0.1%
County of Warren Mississippi, Refunding RB, International
Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	1,718,717
Missouri — 0.0%
City of Fenton Missouri, Tax Allocation Bonds, Refunding,
Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	1,057,680
Multi-State — 0.1%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (e)(f)	1,921	1,781,285
Nevada — 4.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	10,000	11,021,300
City of Reno Nevada, Special Assessment Bonds,
Somerset Parkway, 6.63%, 12/01/22	1,705	1,589,554
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/38	26,000	28,728,440
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	37,400	39,588,274
County of Clark Nevada, Special Assessment Bonds,
Special Improvement District No. 142, Local
Improvement, 6.38%, 8/01/23	1,470	1,401,645
Nevada Housing Division, RB, Multi-Unit Housing,
Series A, AMT (Freddie Mac), 6.30%, 4/01/32	4,950	4,954,208
Sparks Redevelopment Agency Nevada, Tax Allocation
Bonds, Refunding, Series A (Radian) (a):
6.00%, 7/15/10	3,110	3,114,105
6.00%, 7/15/10	6,315	6,315,505
		96,713,031
New Hampshire — 0.1%
New Hampshire Business Finance Authority,
Refunding RB, Public Service Co. of New Hampshire
Project, Series C (NPFGC), 5.45%, 5/01/21	2,000	2,072,000
New Jersey — 1.1%
New Jersey EDA, RB, Cedar Crest Village Inc. Facility,
Series A, 7.25%, 11/15/11 (a)	3,300	3,638,580
New Jersey EDA, Refunding RB, New Jersey-American
Water Co. Project, Series B, AMT, 5.60%, 11/01/34 (g)	10,500	10,546,410
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	1,870	2,169,406
7.50%, 12/01/32	7,200	8,242,200
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, Series B (AGM), 6.25%, 11/01/26	640	640,774
		25,237,370
New Mexico — 0.1%
County of Santa Fe New Mexico, RB (AGM),
6.00%, 2/01/27	250	291,400
New Mexico Mortgage Finance Authority, RB,
S/F Mortgage Program, Series D, AMT (Fannie Mae),
6.15%, 7/01/35	1,805	1,932,758
		2,224,158

	Par
Municipal Bonds	(000)	Value
New York — 5.4%
City of New York New York, GO:
Refunding, Series A (Syncora), 6.00%, 5/15/21	$ 60	$ 60,849
Series B (NPFGC), 5.88%, 8/01/15	1,300	1,318,707
Series E-1, 6.25%, 10/15/28	7,600	8,877,864
Long Island Power Authority, Refunding RB, General,
Series A, 6.00%, 5/01/33	40,800	46,107,672
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	17,420	20,223,226
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	4,300	4,578,124
6.88%, 11/01/38	5,700	6,107,664
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	2,000	1,997,040
Special Needs Facilities Pooled Program, Series C-1,
6.00%, 7/01/12	1,295	1,296,878
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	13,900	15,727,572
New York State Dormitory Authority, Refunding RB,
Series A:
Mount Sinai Health, 6.50%, 7/01/16	2,410	2,439,089
Mount Sinai Health, 6.50%, 7/16/10	1,680	1,700,278
State University Educational Facilities,
7.50%, 5/15/13	3,000	3,494,970
Oneida County Industrial Development Agency New York,
RB, Civic Facility, Faxton Hospital, Series C (Radian),
6.63%, 1/01/15	2,285	2,313,471
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.50%, 1/01/13 (a)	8,095	9,190,577
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1, 6.00%, 7/01/12	300	300,435
		125,734,416
North Carolina — 0.6%
Columbus County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, International
Paper Co. Projects, Series B,
6.25%, 11/01/33	3,000	3,102,540
North Carolina HFA, RB, Homeownership Ownership,
Series 9A, AMT, 5.80%, 1/01/20	3,130	3,253,416
North Carolina Medical Care Commission, RB,
First Mortgage (a):
Forest at Duke Project, 6.38%, 9/01/12	1,000	1,117,260
Givens Estates Project, Series A, 6.50%, 7/01/13	2,500	2,928,375
Presbyterian Homes Project, 6.88%, 10/01/10	2,500	2,566,225
		12,967,816
Ohio — 2.9%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series B, 5.25%, 9/01/27	14,345	14,940,748
County of Hamilton Ohio, Refunding RB, Sub-Series A
(AGM), 5.00%, 12/01/32	20,000	20,811,600
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.50%, 5/01/34	21,850	23,377,752
Ohio HFA, Refunding RB, Residential Mortgage Backed,
Series C, AMT (Ginnie Mae), 5.90%, 9/01/35	650	669,786
Ohio State Water Development Authority, Refunding RB,
FirstEnergy, Series A, Mandatory Put Bonds,
5.88%, 6/01/33 (d)	8,300	9,068,414
		68,868,300

See Notes to Financial Statements.

30 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Oregon — 0.0%
City of Portland Oregon, HRB, Lovejoy Station
Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	$ 500	$ 500,485
Oregon State Housing & Community Services
Department, Refunding RB, S/F Mortgage Program,
Series A:
6.40%, 7/01/18	15	15,030
AMT, 6.20%, 7/01/27	15	15,015
		530,530
Pennsylvania — 3.7%
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	8,975	9,148,756
Cumberland County Municipal Authority, Refunding RB,
Diakon Lutheran, 6.50%, 1/01/39	2,245	2,274,342
Dauphin County General Authority, Refunding RB,
Pinnacle Health System Project, Series A:
6.00%, 6/01/29	7,400	7,807,074
6.00%, 6/01/36	2,750	2,861,485
Delaware County IDA Pennsylvania, Refunding RB,
Resource Recovery Facility, Series A, 6.10%, 7/01/13	5,255	5,260,518
Lancaster County Hospital Authority, RB, Brethren Village
Project, Series A:
6.25%, 7/01/26	1,160	1,161,949
6.50%, 7/01/40	1,000	975,540
Pennsylvania Economic Development Financing
Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	10,000	11,177,900
American Water Co. Project, 6.20%, 4/01/39	2,475	2,675,945
Pennsylvania HFA, Refunding RB, S/F Mortgage,
Series 62A, AMT, 5.45%, 10/01/29	3,000	3,001,500
Philadelphia Authority for Industrial Development, RB,
Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,455
Philadelphia Redevelopment Authority, RB, Neighborhood
Transformation, Series A (NPFGC), 5.30%, 4/15/26	36,210	37,038,847
Sayre Health Care Facilities Authority, Refunding RB,
Guthrie Health, Series A, 5.88%, 12/01/31	1,085	1,100,168
		85,750,479
Puerto Rico — 2.5%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series B, 6.50%, 7/01/37	15,000	16,546,500
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing
Authority, RB, Hospital De La Concepcion,
Series A, 6.13%, 11/15/25	4,000	4,091,520
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	20,000	22,199,000
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.00%, 8/01/39	15,800	16,832,688
		59,669,708
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	6,250	7,197,625
Rhode Island Health & Educational Building Corp.,
Refunding RB, Public Schools Financing Program,
Series E (AGC), 6.00%, 5/15/29	11,070	12,196,705
		19,394,330
South Carolina — 0.4%
Medical University Hospital Authority, Refunding RB,
Series A (a):
6.38%, 8/15/12	5,400	6,067,980
6.50%, 8/15/12	2,450	2,759,533
		8,827,513

	Par
Municipal Bonds	(000)	Value
Tennessee — 0.8%
Chattanooga IDB Tennessee, RB (AMBAC):
5.75%, 10/01/17	$ 4,485	$ 4,527,787
5.75%, 10/01/18	3,740	3,773,286
Memphis-Shelby County Airport Authority, RB, AMT:
Series B, 5.75%, 7/01/25	2,000	2,094,480
Series D (AMBAC), 6.00%, 3/01/24	715	723,108
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, Methodist Healthcare (a):
6.50%, 9/01/12	2,920	3,290,957
6.50%, 9/01/12	4,380	4,936,435
		19,346,053
Texas — 12.7%
Austin Texas Convention Enterprises Inc., RB, First Tier,
Series A (a):
6.60%, 1/01/11	5,300	5,467,374
6.70%, 1/01/11	2,300	2,373,784
Bexar County Health Facilities Development Corp. Texas,
Refunding RB, Army Retirement Residence Project,
6.30%, 7/01/12 (a)	1,750	1,950,602
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36 (d)	20,000	19,128,200
Brazos River Harbor Navigation District, Refunding RB,
Dow Chemical Co. Project, Series A7, AMT,
6.63%, 5/15/33	6,865	6,979,234
Central Texas Housing Finance Corp., RB, AMT
(Ginnie Mae), 8.20%, 6/28/17	105	109,574
City of Dallas Texas, Refunding RB, 5.00%, 10/01/39 (g)	15,250	16,074,872
City of Houston Texas, RB, Subordinate Lien, Series A,
AMT (AGM), 5.63%, 7/01/30	1,150	1,150,253
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC):
6.00%, 11/15/35	23,900	27,305,989
5.38%, 11/15/38	26,160	28,255,416
County of Montgomery Texas, GO, Series 08-B,
5.13%, 3/01/31	5,000	5,310,500
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, Series A, AMT (NPFGC),
6.00%, 11/01/24	30,000	30,046,200
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Refunding RB, American
Airlines Inc. Project, AMT, 5.50%, 11/01/30	5,000	3,450,100
Gregg County Health Facilities Development Corp.
Texas, RB, Good Shepherd Medical Center Project
(Radian) (a):
6.38%, 10/01/10	3,500	3,587,535
6.88%, 10/01/10	1,000	1,026,260
Gulf Coast Waste Disposal Authority, Refunding RB,
Series A, AMT, 6.10%, 8/01/24	4,000	4,009,640
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, St. Luke's, 5.63%, 2/15/25	10,000	10,737,100
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare
System, B, 7.25%, 12/01/35	3,900	4,413,747
La Vernia Higher Education Finance Corp., RB, KIPP Inc.,
6.25%, 8/15/39	1,000	1,035,040
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	7,300	7,915,390
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	16,825	17,875,216
Port of Bay City Authority Texas, RB, Hoechst Celanese
Corp. Project, AMT, 6.50%, 5/01/26	7,495	7,457,525
San Jacinto College District, GO, Limited Tax,
5.13%, 2/15/38	8,510	8,894,312

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 31

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Southeast Texas Housing Finance Corp., RB, Series B,
AMT (Ginnie Mae), 8.50%, 11/01/25	$ 15	$ 15,282
Tarrant County Cultural Education Facilities Finance
Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	40,000	41,913,600
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Northwest Senior Housing,
Edgemere Project, Series A, 6.00%, 11/15/26	2,200	2,222,990
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	20,000	20,125,600
Note Mobility, 6.88%, 12/31/39	20,350	20,682,926
		299,514,261
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	13,250	13,452,990
Virginia — 0.5%
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	20,000	12,848,400
Washington — 0.7%
Seattle Housing Authority Washington, HRB,
Replacement Housing Projects, 6.13%, 12/01/32	4,445	4,174,744
Seattle Housing Authority Washington, RB,
Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,367,503
Washington Health Care Facilities Authority, Refunding RB,
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	10,990,500
		17,532,747
Wisconsin — 2.0%
State of Wisconsin, Refunding RB, Series A,
6.00%, 5/01/36	21,000	23,193,660
Wisconsin Health & Educational Facilities Authority, RB:
Health Facilities, SSM Health Care, Series A,
5.25%, 6/01/34	8,335	8,594,719
SynergyHealth Inc., 6.00%, 11/15/23	5,240	5,430,264
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	10,000	10,224,500
Wisconsin Housing & EDA, RB, Series C, AMT,
6.00%, 9/01/36	535	557,882
		48,001,025
Wyoming — 0.5%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	10,000	10,571,800
Total Municipal Bonds — 88.0%		2,066,682,177
Municipal Bonds Transferred to
Tender Option Bond Trusts (h)
Arizona — 1.6%
Salt River Project Agricultural Improvement & Power
District, RB, Series A:
5.00%, 1/01/38	10,000	10,425,300
Salt River Project, 5.00%, 1/01/37	13,217	13,633,713
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/35	13,700	14,151,963
		38,210,976
Arkansas — 0.9%
University of Arkansas, RB, Various Facilities, UAMS
Campus (NPFGC), 5.00%, 3/01/36	21,290	21,934,235

Municipal Bonds Transferred	Par
to Tender Option Bond Trusts (h)	(000)	Value
California — 5.0%
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	$19,510	$ 19,766,947
Metropolitan Water District of Southern California, RB,
Series A, 5.00%, 1/01/39	10,000	10,537,800
Metropolitan Water District of Southern California,
Refunding RB:
Series B, 5.00%, 7/01/35	9,998	10,434,100
Series C, 5.00%, 7/01/35	13,375	14,098,720
San Diego Community College District California,
GO (AGM):
Election of 2002, 5.00%, 5/01/30	20,000	20,446,600
Election of 2006, 5.00%, 8/01/32	18,000	18,595,440
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	23,000	24,249,590
		118,129,197
Indiana — 0.9%
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	20,640	20,973,542
Nebraska — 0.5%
Omaha Public Power District, RB, Series A,
5.00%, 2/01/43	10,000	10,345,200
New York — 1.3%
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City
Municipal Water Project, Series K, 5.00%, 6/15/28	30,000	31,300,200
Pennsylvania — 0.9%
Pennsylvania HFA, Refunding RB, Series 105C,
5.00%, 10/01/39	19,470	19,855,701
Texas — 2.4%
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (NPFGC), 5.13%, 5/15/28	20,000	20,829,200
City of San Antonio Texas, RB Refunding:
5.00%, 2/01/32	23,819	24,983,048
5.00%, 2/01/32	181	189,592
Dallas Area Rapid Transit, Refunding RB, Senior Lien
(AMBAC), 5.00%, 12/01/36	10,535	10,873,017
		56,874,857
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 13.5%		317,623,908
Total Long-Term Investments
(Cost — $2,299,957,546) — 101.5%		2,384,306,085
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.21% (i)(j)	115,316,742	115,316,742
Total Short-Term Securities
(Cost — $115,316,742) — 4.9%		115,316,742
Total Investments (Cost — $2,415,274,288*) — 106.4%		2,499,622,827
Other Assets Less Liabilities — 0.1%		3,909,348
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.5)%		(153,431,362)
Net Assets — 100.0%		$2,350,100,813

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,261,156,358
Gross unrealized appreciation	$ 100,657,486
Gross unrealized depreciation	(15,550,663)
Net unrealized appreciation	$ 85,106,823

See Notes to Financial Statements.

32 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (concluded) BlackRock National Municipal Fund

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Variable rate security. Rate shown is as of report date.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Morgan Stanley	$10,546,410	$ 46,410
Siebert Brandford	$16,074,872	$ 94,573

(h) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(i) Represents the current yield as of report date.
(j) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

Shares Held			Shares Held
	at June 30,	Net	at June 30,
Affiliate	2009	Activity	2010	Income
BlackRock Florida
Insured Municipal
2008 Term Trust, Inc.	—	—	—	$ 3,313
FFI Institutional
Tax-Exempt Fund	84,654,839	30,661,903	115,316,742	$198,019

•Financial futures contracts sold as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
250	10 Year US
	Treasury Bond	September 2010	$30,243,591	$(393,128)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1] .	—	$2,384,306,085	—	$2,384,306,085
Short-Term
Securities	$ 115,316,742	—	—	115,316,742
Total	$ 115,316,742	$2,384,306,085	—	$2,499,622,827

1 See above Schedule of Investments for values in each state or political subdivision.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (393,128)	—	—	$ (393,128)

2 Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 33

Schedule of Investments June 30, 2010 BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 1.2%
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	$ 1,000	$ 908,600
5.25%, 1/01/20	500	438,865
4.75%, 1/01/25	260	205,990
		1,553,455
Arizona — 5.3%
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A:
6.63%, 7/01/20	140	108,339
6.75%, 7/01/29	300	206,709
Phoenix IDA Arizona, Refunding RB, America West
Airlines Inc. Project, AMT, 6.30%, 4/01/23	1,000	766,110
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	780	793,081
Pima County IDA, RB, American Charter Schools
Foundation, Series A, 5.63%, 7/01/38	685	603,382
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	290	295,075
Pima County IDA, Refunding RB, Arizona Charter Schools
Project, Series O, 5.25%, 7/01/31	285	228,684
Queen Creek Improvement District No. 1, Special
Assessment Bonds, 5.00%, 1/01/32	500	482,130
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	750	672,630
5.00%, 12/01/37	3,180	2,762,275
University Medical Center Corp. Arizona, RB,
6.25%, 7/01/29	180	191,455
		7,109,870
Arkansas — 0.5%
Benton County Public Facilities Board, Refunding RB,
BCCSO Project, Series A, 6.00%, 6/01/40	750	724,710
California — 9.8%
California Health Facilities Financing Authority,
Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	265	283,823
St. Joseph Health System, 5.75%, 7/01/39	1,000	1,039,140
California Pollution Control Financing Authority, RB,
Waste Management Inc. Project, Series C, AMT,
5.13%, 11/01/23	750	749,872
California Pollution Control Financing Authority,
Refunding RB, AMT:
Pacific Gas, Series C (AMBAC), 4.75%, 12/01/23	500	485,580
Waste Management Inc. Project, Series B,
5.00%, 7/01/27	1,000	995,470
California Statewide Communities Development
Authority, RB, John Muir Health, 5.13%, 7/01/39	425	412,208
California Statewide Communities Development
Authority, Refunding RB:
American Baptist Homes of the West,
6.25%, 10/01/39	575	571,113
Senior Living, Southern California, 6.63%, 11/15/24	650	690,723
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	500	550,800
City of Roseville California, Special Tax Bonds,
Fiddyment Ranch Community Facilities District No. 1,
5.25%, 9/01/36	465	384,234
Lammersville School District Community Facilities
District, Special Tax Bonds, District No. 2002,
Mountain House, 5.13%, 9/01/35	500	394,650
Oakland Unified School District Alameda County
California, GO, Election of 2006, Series A,
6.13%, 8/01/29	1,000	1,053,670

	Par
Municipal Bonds	(000)	Value
California (concluded)
State of California, GO:
4.50%, 10/01/36	$ 740	$ 642,394
Various Purpose, 6.00%, 3/01/33	1,400	1,503,978
Various Purpose, 5.50%, 11/01/39	2,500	2,534,425
Temecula Public Financing Authority, Special Tax Bonds,
Refunding, Harveston, Sub-Series B, 5.10%, 9/01/36	500	378,920
Temecula Valley Unified School District Community
Facilities District, Special Tax Bonds, District
No. 2005-1, 5.00%, 9/01/36	565	458,407
		13,129,407
Connecticut — 1.2%
Harbor Point Infrastructure Improvement District,
Tax Allocation Bonds, Harbor Point Project, Series A,
7.88%, 4/01/39	1,050	1,109,651
Mohegan Tribe of Indians of Connecticut, RB, Public
Improvement, Priority Distribution, 6.25%, 1/01/31	605	496,021
		1,605,672
Delaware — 0.5%
Delaware State Housing Authority, Refunding RB,
M/F Mortgage, Series C (HUD), 7.38%, 1/01/15	735	735,132
District of Columbia — 3.7%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	310	314,662
7.50%, 1/01/39	500	507,980
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,510	1,445,870
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC),
6.54%, 10/01/30 (a)	3,005	891,614
First Senior Lien, Series A, 5.00%, 10/01/39	85	87,146
First Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,675,704
		4,922,976
Florida — 6.0%
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	315	319,060
Florida Housing Finance Corp., HRB, Willow Lake
Apartments, Series J-1, AMT (AMBAC), 5.35%, 7/01/27	2,400	2,235,144
Highland Meadows Community Development District,
Special Assessment Bonds, Special Assessment,
Series A, 5.50%, 5/01/36 (b)(c)	490	196,328
Hillsborough County IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,250	1,173,825
Tampa General Hospital Project, 5.25%, 10/01/41	1,000	959,920
Jacksonville Economic Development Commission, RB,
Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	300	243,318
Lee County IDA Florida, RB, Series A, Lee Charter
Foundation, 5.38%, 6/15/37	570	458,366
New River Community Development District, Special
Assessment Bonds, Series B, 5.00%, 5/01/13 (b)(c)	500	239,950
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28	500	272,725
Sarasota County Health Facilities Authority,
Refunding RB, Village On The Isle Project:
5.50%, 1/01/27	210	191,108
5.50%, 1/01/32	190	168,557
Sumter Landing Community Development District
Florida, RB, Sub-Series B, 5.70%, 10/01/38	825	664,612
Tolomato Community Development District,
Special Assessment Bonds, Special Assessment,
6.65%, 5/01/40	700	571,732
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	650	332,670
		8,027,315

See Notes to Financial Statements.

34 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 3.3%
Clayton County Development Authority, RB, Delta
Air Lines Inc. Project, Series A, 8.75%, 6/01/29	$ 635	$ 673,811
County of Clayton Georgia, Tax Allocation Bonds,
Ellenwood Project, 7.50%, 7/01/33	690	662,345
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	1,240	1,230,589
Gainesville & Hall County Development Authority,
Refunding RB, Acts Retirement Life Community,
Series A-2, 6.63%, 11/15/39	220	228,452
Richmond County Development Authority, RB,
International Paper Co. Projects, Series A, AMT,
5.00%, 8/01/30	1,000	885,180
Rockdale County Development Authority, RB, Visy Paper
Project, Series A, AMT, 6.13%, 1/01/34	600	560,184
Thomasville Hospital Authority, RB, Anticipation
Certificates, John D. Archbold, 5.38%, 11/01/40	145	141,910
		4,382,471
Guam — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 6.00%, 7/01/25	235	240,283
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	103,691
6.75%, 11/15/29	150	160,629
7.00%, 11/15/39	160	173,794
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	440	449,495
		1,127,892
Idaho — 0.2%
Power County Industrial Development Corp., RB,
FMC Corp. Project, AMT, 6.45%, 8/01/32	265	266,550
Illinois — 3.5%
City of Chicago Illinois, Refunding RB, American
Airlines Inc. Project, 5.50%, 12/01/30	1,000	732,040
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series A,
5.13%, 6/01/35 (b)(c)	90	49,499
Roosevelt University Project, 6.50%, 4/01/44	830	860,835
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,000	1,036,860
Friendship Village of Schaumbu, 7.13%, 2/15/39	1,000	999,880
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,001,360
		4,680,474
Indiana — 1.0%
Indiana Finance Authority, Refunding RB, Improvement,
U.S. Steel Corp., 6.00%, 12/01/26	430	438,862
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc.:
5.38%, 9/15/22	185	172,648
5.50%, 9/15/31	525	449,400
Vigo County Hospital Authority Indiana, RB, Union
Hospital Inc. (d):
5.70%, 9/01/37	155	143,338
5.75%, 9/01/42	190	174,190
		1,378,438
Iowa — 0.3%
Iowa Finance Authority, Refunding RB, Development,
Care Initiatives Project, Series A, 5.00%, 7/01/19	500	425,075
Kansas — 0.6%
City of Lenexa Kansas, Refunding RB, 5.50%, 5/15/39	940	768,488

	Par
Municipal Bonds	(000)	Value
Kentucky — 0.8%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	$ 1,050	$ 1,076,681
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp. Projects, 6.75%, 11/01/32	1,000	1,031,320
Maine — 0.6%
Town of Jay Maine, Refunding RB, International Paper Co.
Project, Series A, AMT, 4.90%, 11/01/17	750	750,705
Maryland — 3.9%
County of Howard Maryland, Refunding RB, Vantage
House Facility, Series A, 5.25%, 4/01/33	500	387,460
Gaithersburg Maryland, Refunding RB, Asbury Maryland
Obligation, Series B, 6.00%, 1/01/23	750	778,590
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,534,050
Transportation Facilities Project, Series A,
5.75%, 6/01/35	265	269,595
Maryland Health & Higher Educational Facilities
Authority, RB, Washington Christian Academy,
5.25%, 7/01/18	250	107,495
Maryland Health & Higher Educational Facilities
Authority, Refunding RB:
Doctor’s Community Hospital, 5.75%, 7/01/38	890	843,862
University of Maryland Medical System,
5.00%, 7/01/34	280	281,210
Maryland State Energy Financing Administration, RB,
Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	1,000	1,000,350
		5,202,612
Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB,
Linden Ponds Inc. Facility, Series A, 5.75%, 11/15/35	500	368,325
Massachusetts Development Finance Agency,
Refunding RB, Eastern Nazarene College,
5.63%, 4/01/29	500	421,405
		789,730
Michigan — 1.7%
Advanced Technology Academy, RB, 6.00%, 11/01/37	275	248,446
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	175	184,844
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation,
Series A, 5.00%, 8/15/38	310	207,024
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Henry Ford Health, 5.75%, 11/15/39	585	574,376
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	915	1,087,322
		2,302,012
Mississippi — 1.1%
Mississippi Business Finance Corp., Refunding RB,
System Energy Resource Inc. Project, 5.90%, 5/01/22	1,500	1,501,845
Missouri — 0.8%
City of Kansas City Missouri, Tax Allocation Bonds,
Kansas City MainCor Project, Series A, 5.25%, 3/01/18	600	592,512
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A,
8.25%, 5/15/39	435	434,930
		1,027,442

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 35

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 0.2%
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (d)(e)	$ 288	$ 267,193
Nevada — 2.2%
County of Clark Nevada, RB:
Series B, 5.75%, 7/01/42	2,800	2,963,828
Southwest Gas Corp. Project, Series A, AMT (FGIC),
4.75%, 9/01/36	20	16,811
		2,980,639
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority,
Refunding RB:
Dartmouth-Hitchcock, 6.00%, 8/01/38	435	460,569
Havenwood-Heritage Heights, Series A,
5.40%, 1/01/30	950	841,149
		1,301,718
New Jersey — 4.5%
Burlington County Bridge Commission, Refunding RB,
The Evergreens Project, 5.63%, 1/01/38	750	647,633
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	675	665,104
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	490	491,279
Continental Airlines Inc. Project, AMT, 6.40%, 9/15/23	1,000	947,870
New Jersey EDA, Refunding RB, Seabrook Village Inc.
Facility, 5.25%, 11/15/36	500	407,090
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	580	672,864
New Jersey Health Care Facilities Financing
Authority, RB, Pascack Valley Hospital Association,
6.63%, 7/01/36 (b)(c)	650	7
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
South Jersey Hospital, 5.00%, 7/01/46	125	119,155
St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	748,359
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 5.00%, 6/01/41	2,090	1,363,662
		6,063,023
New York — 4.7%
Brooklyn Arena Local Development Corp., RB, Barclays
Center Project, 6.38%, 7/15/43	1,315	1,358,198
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	1,115	1,139,352
Genesee County Industrial Development Agency
New York, Refunding RB, United Memorial Medical
Center Project, 5.00%, 12/01/32	500	407,530
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	1,000	974,050
New York City Industrial Development Agency, RB, AMT:
American Airlines Inc., JFK International Airport,
8.00%, 8/01/28	235	245,638
JetBlue Airways Corp. Project, 5.13%, 5/15/30	750	579,570
New York Liberty Development Corp., RB, National Sports
Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	1,000	10
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	1,250	1,234,663
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	410	428,097
		6,367,108

	Par
Municipal Bonds	(000)	Value
North Carolina — 1.2%
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	$ 1,000	$ 850,300
First Mortgage, Deerfield, Series A, 6.00%, 11/01/33	800	788,080
		1,638,380
North Dakota — 0.2%
County of Ward North Dakota, Refunding RB, Trinity
Obligated Group, 5.13%, 7/01/29	250	222,798
Ohio — 0.4%
Buckeye Tobacco Settlement Financing Authority, RB,
Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	760	596,266
Pennsylvania — 3.8%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	2,140	1,612,469
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	2,335	2,380,206
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital, Series A,
5.13%, 6/01/33	225	222,448
New Morgan IDA Pennsylvania, RB, New Morgan
Landfill Co., Inc. Project, AMT, 6.50%, 4/01/19	515	515,335
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Allegheny Delaware Valley Obligation,
Series A (NPFGC), 5.88%, 11/15/21	335	324,323
		5,054,781
Puerto Rico — 2.6%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	1,560	1,646,518
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	1,018,780
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	750	832,462
		3,497,760
Rhode Island — 0.7%
Rhode Island Housing & Mortgage Finance Corp.,
RB, Homeownership Opportunity, Series 53B, AMT,
5.00%, 10/01/46	1,000	949,500
South Carolina — 1.0%
City of Myrtle Beach South Carolina, Tax Allocation
Bonds, Myrtle Beach Air Force Base, Series A,
5.25%, 10/01/26	500	367,700
Connector 2000 Association Inc., RB, CAB, Senior
Series B, 9.68%, 1/01/15 (a)(b)(c)	1,000	128,000
South Carolina Jobs-EDA, Refunding RB:
First Mortgage, Lutheran Homes, 5.50%, 5/01/28	600	525,084
Palmetto Health, 5.50%, 8/01/26	290	287,784
		1,308,568
Tennessee — 0.9%
Tennessee Energy Acquisition Corp., RB, Series A,
5.25%, 9/01/26	1,250	1,194,800
Texas — 12.6%
Alliance Airport Authority Texas, Refunding RB,
FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,295	2,243,340
Bexar County Health Facilities Development Corp., RB,
Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,332,725
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	750	414,690
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (a)	3,000	969,330
CAB, 7.56%, 1/01/29 (a)	500	150,375
CAB, 7.65%, 1/01/30 (a)	1,330	364,393
Senior Lien, 5.75%, 1/01/25	295	298,661

See Notes to Financial Statements.

36 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	$ 120	$ 128,322
Special Facilities, Continental Airlines, Series E,
AMT, 6.75%, 7/01/21	630	618,521
Special Facilities, Continental Airlines, Series E,
AMT, 7.38%, 7/01/22	500	503,355
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Refunding RB, American
Airlines Inc. Project, AMT, 5.50%, 11/01/30	1,000	690,020
Danbury Higher Education Authority Inc., RB,
A.W. Brown Fellowship Charter, Series A (ACA),
5.00%, 8/15/26	355	406,578
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	290	314,447
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	1,150	1,221,783
Tarrant County Cultural Education Facilities Finance
Corp., RB:
CC Young Memorial Home, Series A, 8.00%, 2/15/38	330	327,845
Senior Living Center Project, Series A,
8.25%, 11/15/44	800	795,352
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Northwest Senior Housing,
Edgemere Project, Series A, 6.00%, 11/15/36	1,500	1,429,410
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	1,320	1,328,290
Note Mobility, 6.88%, 12/31/39	1,740	1,768,466
Texas State Public Finance Authority, Refunding, ERB,
KIPP Inc., Series A (ACA):
5.00%, 2/15/28	680	626,749
5.00%, 2/15/36	1,000	879,380
		16,812,032
Virginia — 4.9%
Albemarle County IDA, Refunding RB, Westminster-
Canterbury, 5.00%, 1/01/31	900	806,355
Chesterfield County EDA, Refunding RB, Virginia
Electric & Power, Series A, 5.00%, 5/01/23	1,000	1,071,460
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	260	256,209
Fairfax County EDA, Refunding RB:
Goodwin House Inc., 5.13%, 10/01/37	1,000	963,670
Goodwin House Inc., 5.13%, 10/01/42	300	286,995
Retirement, Greenspring, Series A, 4.88%, 10/01/36	500	420,850
Lexington IDA, Refunding MRB, Kendal at Lexington,
Series A, 5.38%, 1/01/28	210	177,404
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	2,770	1,779,503
Watkins Centre Community Development Authority, RB,
5.40%, 3/01/20	750	727,965
		6,490,411
Wisconsin —1.2%
Wisconsin Health & Educational Facilities Authority, RB,
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	1,565	1,421,802
Wisconsin Health & Educational Facilities Authority,
Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	75	76,937
7.63%, 9/15/39	145	150,873
		1,649,612
Total Municipal Bonds — 90.3%		120,914,861

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
California — 1.7%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	$ 480	$ 522,748
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,680	1,702,126
		2,224,874
District of Columbia —0.8%
District of Columbia Water & Sewer Authority, RB,
Series A, 6.00%, 10/01/35	950	1,066,901
New York — 1.3%
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	1,710	1,760,284
Ohio — 3.2%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,200	2,245,958
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	2,000	2,099,640
		4,345,598
South Carolina — 1.5%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	1,949	2,013,205
Virginia — 1.6%
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.38%, 7/01/36	2,110	2,124,812
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	2,179	2,228,440
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.8%		15,764,114
Total Long-Term Investments
(Cost — $140,033,049) — 102.1%		136,678,975
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.21% (g)(h)	1,632,976	1,632,976
Total Short-Term Securities
(Cost — $1,632,976) — 1.2%		1,632,976
Total Investments (Cost — $141,666,025*) — 103.3%		138,311,951
Other Assets Less Liabilities — 2.6%		3,419,063
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (5.9)%		(7,920,136)
Net Assets — 100.0%		$ 133,810,878

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 133,600,253
Gross unrealized appreciation	$ 4,637,234
Gross unrealized depreciation	(7,839,402)
Net unrealized depreciation	$ (3,202,168)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 37

Schedule of Investments (concluded) BlackRock High Yield Municipal Fund

(e) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	1,500,503	132,473	1,632,976	$ 6,262

(h) Represents the current yield as of report date.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1] .	—	$ 136,678,975	—	$ 136,678,975
Short-Term
Securities	$ 1,632,976	—	—	1,632,976
Total	$ 1,632,976	$ 136,678,975	—	$ 138,311,951

1 See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

38 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments June 30, 2010 BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 83.8%
Corporate — 10.5%
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	$ 1,000	$ 1,021,840
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	350	365,302
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	250	247,220
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project, 5.40%, 7/01/20	3,500	2,726,955
American Airlines Inc., JFK International Airport,
7.75%, 8/01/31	2,000	2,060,180
British Airways Plc Project, 5.25%, 12/01/32	1,000	741,080
Continental Airlines Inc. Project, 8.00%, 11/01/12	945	939,415
Continental Airlines Inc. Project, Mandatory
Put Bonds, 8.38%, 11/01/16	250	245,890
New York City Industrial Development Agency,
Refunding RB, Terminal One Group Association Project,
AMT, 5.50%, 1/01/24	2,500	2,548,650
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters:
5.25%, 10/01/35	5,100	5,125,194
5.50%, 10/01/37	405	421,714
New York State Energy Research & Development
Authority, Refunding RB, Central Hudson Gas, Series A
(AMBAC), 5.45%, 8/01/27	2,000	2,004,940
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	1,360	1,331,590
Suffolk County Industrial Development Agency New York,
Refunding RB, Ogden Martin System Huntington, AMT
(AMBAC), 6.25%, 10/01/12	7,155	7,762,960
		27,542,930
County/City/Special District/School District — 12.7%
Amherst Development Corp., RB, UBF Faculty-Student
Housing Corp., Series A (AGM), 4.63%, 10/01/40	555	542,146
Brooklyn Arena Local Development Corp., RB, Barclays
Center Project, 6.38%, 7/15/43	200	206,570
City of New York New York, GO, Sub-Series I-1,
5.38%, 4/01/36	2,650	2,853,785
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	3,250	3,165,662
(FGIC), 5.00%, 2/15/47	1,000	974,050
(NPFGC), 4.50%, 2/15/47	930	839,539
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.00%, 3/01/42 (a)	5,000	761,850
CAB, Yankee Stadium (AGC), 6.44%, 3/01/43 (a)	2,000	286,260
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	775,068
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	1,970	1,744,790
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,250	1,097,225
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	2,750	2,380,098
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	500	489,930
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	219,418
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,233,602
Series S-2 (NPFGC), 4.50%, 1/15/31	1,250	1,249,975
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	4,450	4,460,146
5.00%, 11/15/44	990	990,406
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A:
5.25%, 7/01/29	5	5,414
5.00%, 7/01/39	750	783,720

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Niagara County Industrial Development Agency,
Refunding RB, Series A, Mandatory Put Bonds, AMT,
5.45%, 11/15/26	$ 3,975	$ 4,078,787
North Country Development Authority, Refunding RB
(AGM), 6.00%, 5/15/15	760	841,563
Sachem Central School District of Holbrook New York,
GO, Series B (NPFGC):
5.00%, 10/15/25	1,000	1,127,630
5.00%, 10/15/29	1,300	1,465,919
		33,573,553
Education — 13.5%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	3,375	3,426,907
Hempstead Town Industrial Development Agency, RB,
Adelphi University Civic Facility:
5.75%, 6/01/22	1,700	1,752,785
5.50%, 6/01/32	2,250	2,279,700
Madison County Industrial Development Agency
New York, RB, Commons II LLC, Student Housing,
Series A (CIFG), 5.00%, 6/01/33	400	380,604
Nassau County Industrial Development Agency,
Refunding RB, New York Institute Of Technology Project,
Series A, 4.75%, 3/01/26	1,000	985,810
New York City Industrial Development Agency, RB:
Lycee Francais de New York Project,
Series A (ACA), 5.50%, 6/01/15	250	265,315
Lycee Francais de New York Project,
Series A (ACA), 5.38%, 6/01/23	195	199,508
Series C, 6.80%, 6/01/28	2,500	2,622,250
New York City Industrial Development Agency,
Refunding RB, Polytechnic University Project (ACA),
5.25%, 11/01/37	750	679,470
New York Liberty Development Corp., RB, National Sports
Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	1,000	10
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	1,150	959,595
Mount Sinai School of Medicine, 5.13%, 7/01/39	1,800	1,804,500
Mount Sinai School of Medicine at NYU (NPFGC),
4.50%, 7/01/37	335	303,158
New York University, Series 1 (AMBAC),
5.50%, 7/01/40	1,000	1,177,520
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	1,000	1,101,280
Rochester University, Series A, 5.13%, 7/01/14 (e)	1,500	1,739,625
Rochester University, Series A, 5.25%, 7/01/23	250	262,680
University of Rochester, Series A, 5.13%, 7/01/39	1,015	1,060,766
Vassar College, 5.00%, 7/01/49	825	856,919
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	512,715
Teachers College, 5.50%, 3/01/39	850	894,192
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/31	2,900	2,998,658
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.00%, 3/01/26	750	752,115
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	1,550	1,554,619
Carnegie Hall, 5.00%, 12/01/39	1,325	1,354,918
Juilliard School, 5.00%, 1/01/39	1,050	1,114,166
Utica Industrial Development Agency New York, RB:
Munson-Williams-Proctor Arts Institute,
5.38%, 7/15/20	1,000	1,020,860
Munson-Williams-Proctor Arts Institute,
5.40%, 7/15/30	1,210	1,224,399
Utica College Project, Series A, 5.75%, 8/01/28	1,470	1,317,679

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 39

Schedule of Investments (continued) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	$ 1,000	$ 1,044,140
		35,646,863
Health — 14.8%
Dutchess County Industrial Development Agency
New York, RB, St. Francis Hospital, Series B,
7.25%, 3/01/19	900	911,718
Erie County Industrial Development Agency, RB,
Episcopal Church Home, Series A:
5.88%, 2/01/18	1,265	1,265,607
6.00%, 2/01/28	375	375,019
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	428,230
5.00%, 12/01/32	1,080	880,265
Nassau County Industrial Development Agency,
Refunding RB, Special Needs Facilities Pooled Program,
Series F-1 (ACA), 4.90%, 7/01/21	525	444,355
New York City Industrial Development Agency, RB:
A Very Special Place Inc. Project, Series A,
6.13%, 1/01/13	275	273,212
A Very Special Place Inc. Project, Series A,
7.00%, 1/01/33	1,600	1,540,512
PSCH Inc. Project, 6.38%, 7/01/33	6,000	5,282,040
Special Needs Facilities Pooled Program, Series A-1,
6.50%, 7/01/17	1,000	985,460
Special Needs Facilities Pooled Program, Series C-1,
6.50%, 7/01/17	2,540	2,503,068
New York City Industrial Development Agency, Refunding
RB, Special Needs Facilities Pooled Program (ACA):
Series A-1, 4.38%, 7/01/20	1,000	817,760
Series A-1, 4.50%, 7/01/30	210	148,733
Series C-1, 5.10%, 7/01/31	525	399,394
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	783,765
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	544,644
New York & Presbyterian Hospital (AGM),
5.00%, 8/15/36	1,000	1,015,570
New York State Association for Retarded
Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	747,110
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,675	1,718,466
North Shore-Long Island Jewish Health System,
Series A, 5.75%, 5/01/37	1,725	1,800,089
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,675,090
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	1,000	1,025,230
Orange County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series G-1 (ACA), 4.90%, 7/01/21	845	715,200
Suffolk County Industrial Development Agency
New York, RB:
Huntington Hospital Project, Series B,
5.88%, 11/01/32	2,000	2,011,720
Special Needs Facilities Pooled Program, Series D-1,
6.50%, 7/01/17	135	133,037
Special Needs Facilities Pooled Program, Series D-1
(ACA), 4.90%, 7/01/21	330	279,309
Sullivan County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series H-1 (ACA), 4.90%, 7/01/21	330	279,309

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
Tompkins County Industrial Development Agency New York,
Refunding RB, Continuing Care Retirement Community,
Kendal at Ithaca Project, Series A-2:
5.75%, 7/01/18	$ 900	$ 900,675
6.00%, 7/01/24	1,000	1,000,320
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A:
6.50%, 1/01/13 (e)	5,200	5,903,768
6.38%, 1/01/24	1,000	987,730
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1 (ACA), 4.90%, 7/01/21	350	296,236
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 5.00%, 10/01/37	1,000	950,010
		39,022,651
Housing — 6.2%
Monroe County Industrial Development Agency,
IDRB, Southview Towers Project, AMT (SONYMA),
6.25%, 2/01/31	1,000	1,010,750
New York City Housing Development Corp., RB:
The Animal Medical Center, Series A,
5.50%, 12/01/33	2,485	2,488,230
Series A, AMT, 5.50%, 11/01/34	2,500	2,519,300
Series C, AMT, 5.05%, 11/01/36	1,220	1,160,269
New York Mortgage Agency, Refunding RB, AMT:
Series 133, 4.95%, 10/01/21	395	401,032
Series 143, 4.90%, 10/01/37	1,860	1,786,883
New York State HFA, RB, AMT, Series A:
Division Street (SONYMA), 5.10%, 2/15/38	875	875,858
Highland Avenue Senior Apartments (SONYMA),
5.00%, 2/15/39	2,000	1,859,520
Kensico Terrace Apartments (SONYMA),
4.90%, 2/15/38	645	618,587
M/F Housing, Watergate II, 4.75%, 2/15/34	580	556,893
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	3,000	2,999,820
		16,277,142
State — 6.5%
New York Municipal Bond Bank Agency, RB, Series C,
5.25%, 12/01/22	1,000	1,051,260
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	2,100	2,101,281
New York State Dormitory Authority, RB, Mental Health
Services Facilities Improvement, Series A (AGM),
5.00%, 2/15/22	1,000	1,076,500
New York State Dormitory Authority, Refunding RB,
Upstate Community Colleges, Series B, 5.25%, 7/01/21	1,565	1,691,390
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/29	1,000	1,062,540
New York State Urban Development Corp., RB,
State Personal Income Tax, Series B, 5.00%, 3/15/37	2,000	2,077,160
New York State Urban Development Corp., Refunding RB:
Clarkson Center for Advance Materials,
5.50%, 1/01/20	1,685	1,945,130
University Facilities Grants, 5.50%, 1/01/19	3,500	4,052,790
State of New York, GO, Series A, 5.00%, 2/15/39	1,950	2,037,399
		17,095,450
Tobacco — 2.4%
Chautauqua Tobacco Asset Securitization Corp.
New York, RB, 6.75%, 7/01/40	1,000	1,001,660
Nassau County Tobacco Settlement Corp., Refunding RB,
Asset-Backed, Senior Series A-3, 5.00%, 6/01/35	2,000	1,560,580

See Notes to Financial Statements.

40 ANNUAL REPORT JUNE 30, 2010

Schedule of Investments (continued) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Tobacco (concluded)
New York Counties Tobacco Trust I, RB, Tobacco Pass Thru,
Series B:
6.50%, 6/01/35	$ 750	$ 740,835
6.63%, 6/01/42	490	486,747
Niagara County Tobacco Asset Securitization Corp.
New York, RB, Asset-Backed, 6.25%, 5/15/40	1,000	947,040
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series A-1 (AMBAC), 5.25%, 6/01/20	1,455	1,555,904
		6,292,766
Transportation — 12.8%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,000	1,019,250
Series A (AGM), 5.00%, 2/15/47	500	509,625
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	1,760	2,043,219
Series A, 4.50%, 11/15/38	2,700	2,628,099
Series A, 5.63%, 11/15/39	500	541,400
Series B, 4.50%, 11/15/37	1,000	975,350
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/30	1,000	1,033,030
Onondaga County Industrial Development Agency
New York, RB, AMT, Air Cargo:
Senior, 6.13%, 1/01/32	3,950	3,642,650
Subordinate, 7.25%, 1/01/32	1,365	1,269,000
Port Authority of New York & New Jersey, RB:
Consolidated 116th Series, 4.13%, 9/15/32	1,500	1,458,630
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/10	5,250	5,311,057
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	2,555	2,642,407
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/13	2,575	2,727,105
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/14	2,620	2,778,091
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 132nd Series, 5.00%, 9/01/25	1,000	1,059,000
Triborough Bridge & Tunnel Authority, Refunding RB
(NPFGC), 5.25%, 11/15/23	3,900	4,152,954
		33,790,867
Utilities — 4.4%
Long Island Power Authority, RB, General, Series C (CIFG),
5.25%, 9/01/29	3,000	3,323,610
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	1,250	1,374,638
5.75%, 4/01/39	300	329,364
General, 6.00%, 5/01/33	2,450	2,768,720
New York City Municipal Water Finance Authority, RB:
Fiscal 2008, Series A, 5.00%, 6/15/38	1,570	1,626,865
Fiscal 2009, Series A, 5.75%, 6/15/40	500	563,485
Series D, 4.75%, 6/15/38	770	774,351
Series FF-2, 5.50%, 6/15/40	800	888,320
		11,649,353
Total Municipal Bonds in New York		220,891,575
Guam — 1.5%
State — 0.4%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	1,053,624
Tobacco — 0.3%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	1,075	894,980

	Par
Municipal Bonds	(000)	Value
Guam (concluded)
Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	$ 2,000	$ 2,014,960
Total Municipal Bonds in Guam		3,963,564
Puerto Rico — 10.8%
Corporate — 0.3%
Puerto Rico Industrial Medical & Environmental Pollution
Control Facilities Financing Authority, RB, Special
Facilities, American Airlines, Series A, 6.45%, 12/01/25	1,000	803,640
County/City/Special District/School District — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,000,710
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.77%, 8/01/41 (a)	7,500	1,066,800
		2,067,510
Education — 0.4%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	1,000	972,040
Housing — 1.1%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	3,000	3,002,910
State — 5.3%
Commonwealth of Puerto Rico, GO, Public
Improvement (NPFGC):
5.75%, 7/01/19	4,900	4,900,637
5.75%, 7/01/21	4,075	4,075,530
Commonwealth of Puerto Rico, GO, Refunding,
Public Improvement:
Series A-4 (AGM), 5.25%, 7/01/30	725	739,072
Series C, 6.00%, 7/01/39	700	738,822
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (a):
(AMBAC), 4.99%, 7/01/44	1,100	103,532
(FGIC), 4.77%, 7/01/42	7,470	812,960
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series I, 5.25%, 7/01/14 (e)	55	63,215
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	2,500	2,596,600
		14,030,368
Tobacco — 0.3%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	1,000	860,190
Transportation — 2.4%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	1,000	1,115,880
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	5,000	5,051,100
		6,166,980
Utilities — 0.2%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	500	522,920
Total Municipal Bonds in Puerto Rico		28,426,558

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2010 41

Schedule of Investments (concluded) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 1.8%
Corporate — 1.8%
United States Virgin Islands, Refunding RB, Senior
Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21 $ 4,500		$ 4,566,150
Total Municipal Bonds in the U.S. Virgin Islands		4,566,150
Total Municipal Bonds — 97.9%		257,847,847
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
New York — 3.7%
County/City/Special District/School District — 1.3%
City of New York New York, GO, Series J, 5.00%, 5/15/23	1,800	1,910,664
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.25%, 7/01/29	1,350	1,461,672
		3,372,336
Housing — 0.9%
New York Mortgage Agency, Refunding RB, Series 101,
AMT, 5.40%, 4/01/32	2,319	2,327,239
Utilities — 1.5%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,095,120
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.7%		9,794,695
Total Long-Term Investments
(Cost — $262,751,414) — 101.6%		267,642,542
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	366,652	366,652
Total Short-Term Securities
(Cost — $366,652) — 0.1%		366,652
Total Investments (Cost — $263,118,066*) — 101.7%		268,009,194
Other Assets Less Liabilities — 0.0%		243,427
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.7)%		(4,737,719)
Net Assets — 100.0%		$ 263,514,902

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 258,208,219
Gross unrealized appreciation	$ 11,201,848
Gross unrealized depreciation	(6,135,976)
Net unrealized appreciation	$ 5,065,872

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(e) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	2,809,967	(2,443,315)	366,652	$ 657

(h) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•Financial futures contracts sold as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
34	10-Year U.S.
	Treasury Bond	September 2010	$4,165,988	$ (606)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statments.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1] .	–	$ 267,642,542	—	$ 267,642,542
Short-Term
Securities	$ 366,652	–	—	366,652
Total	$ 366,652	$ 267,642,542	—	$ 268,009,194

1 See above Schedule of Investments for values in each sector.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (606)	—	—	$ (606)

2 Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

42 ANNUAL REPORT JUNE 30, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
June 30, 2010	Fund	Fund	Fund	Fund	Bond Fund
Assets
Investments at value — unaffiliated[1]	$1,123,407,849	$ 840,951,670	$2,384,306,085	$ 136,678,975	$ 267,642,542
Investments at value — affiliated[2]	24,582,016	18,402,882	115,316,742	1,632,976	366,652
Cash	10,445	14,235	2,861,267	—	—
Cash collateral for financial futures contracts	—	148,200	506,000	100,000	52,000
Interest receivable	13,001,057	14,127,642	33,695,702	2,331,131	4,412,748
Capital shares sold receivable	3,245,482	1,320,111	10,465,712	942,550	680,139
Investments sold receivable	—	753,200	3,082,535	1,110,973	1,115,000
Income receivable — affiliated	—	3,072	—	—	—
Prepaid expenses	59,613	29,818	95,445	30,599	33,720
Total assets	1,164,306,462	875,750,830	2,550,329,488	142,827,204	274,302,801
Accrued Liabilities
Investments purchased payable	20,000,000	10,636,239	36,105,976	—	5,000,000
Capital shares redeemed payable	7,438,518	403,237	2,834,430	435,223	89,199
Income dividends payable	825,337	2,405,295	6,044,653	519,297	732,482
Interest expense and fees payable	—	84,878	71,716	6,270	2,616
Investment advisory fees payable	239,933	234,449	903,816	59,783	118,330
Distribution fees payable	168,070	108,034	490,035	16,443	45,384
Officer's and Directors’ fees payable	1,085	1,161	1,708	497	577
Other affiliates payable	15,990	21,747	75,176	1,880	5,834
Margin variation payable	—	100,938	3,908	—	531
Other accrued expenses payable	143,817	99,075	334,774	63,067	57,843
Other liabilities	—	—	2,837	—	—
Total accrued liabilities	28,832,750	14,095,053	46,869,029	1,102,460	6,052,796
Other Liabilities
Trust certificates[3]	—	65,775,270	153,359,646	7,913,866	4,735,103
Total liabilities	28,832,750	79,870,323	200,228,675	9,016,326	10,787,899
Net Assets	$1,135,473,712	$ 795,880,507	$2,350,100,813	$ 133,810,878	$ 263,514,902
Net Assets Consist of
Paid-in capital	$1,132,618,279	$ 788,781,972	$2,332,701,716	$ 146,080,302	$ 269,486,023
Undistributed net investment income	484,369	2,416,717	2,532,137	316,237	732,806
Accumulated net realized loss	(8,517,422)	(16,077,642)	(69,088,451)	(9,231,587)	(11,594,449)
Net unrealized appreciation/depreciation	10,888,486	20,759,460	83,955,411	(3,354,074)	4,890,522
Net Assets	$1,135,473,712	$ 795,880,507	$2,350,100,813	$ 133,810,878	$ 263,514,902
[1] Investments at cost — unaffiliated	$1,112,519,363	$ 819,990,931	$2,299,957,546	$ 140,033,049	$ 262,751,414
[2] Investments at cost — affiliated	$ 24,582,016	$ 18,519,343	$ 115,316,742	$ 1,632,976	$ 366,652

[3]	Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Statements of Assets and Liabilities (concluded)
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
June 30, 2010	Fund	Fund	Fund	Fund	Bond Fund
Net Asset Value
BlackRock:
Net assets	$ 17,244,259	—	—	—	—
Shares outstanding, $0.10 par value[4]	1,692,626	—	—	—	—
Net asset value	$ 10.19	—	—	—	—
Institutional:
Net assets	$ 628,194,038	$ 505,547,418	$1,103,380,647	$ 94,145,938	$ 23,841,068
Shares outstanding, $0.10 par value[5]	61,697,540	67,220,004	108,303,593	11,114,019	2,260,796
Net asset value	$ 10.18	$ 7.52	$ 10.19	$ 8.47	$ 10.55
Investor A:
Net assets	$ 297,335,898	$ 196,325,448	$ 820,008,545	$ 25,105,128	$ 37,736,128
Shares outstanding, $0.10 par value[6]	29,185,237	26,115,602	80,448,053	2,969,047	3,575,681
Net asset value	$ 10.19	$ 7.52	$ 10.19	$ 8.46	$ 10.55
Investor A1:
Net assets	$ 66,404,162	—	—	—	$ 162,305,488
Shares outstanding, $ 0.10 par value[7]	6,516,579	—	—	—	15,380,055
Net asset value	$ 10.19	—	—	—	$ 10.55
Investor B:
Net assets	$ 8,502,916	$ 16,987,441	$ 46,152,048	—	$ 9,644,635
Shares outstanding, $0.10 par value[8]	834,991	2,260,520	4,531,741	—	914,239
Net asset value	$ 10.18	$ 7.51	$ 10.18	—	$ 10.55
Investor C:
Net assets	$ 117,792,439	$ 43,504,980	$ 292,132,498	$ 14,559,812	$ 17,596,539
Shares outstanding, $ 0.10 par value[9]	11,565,485	5,780,196	28,658,566	1,718,483	1,668,064
Net asset value	$ 10.18	$ 7.53	$ 10.19	$ 8.47	$ 10.55
Investor C1:
Net assets	—	$ 33,515,220	$ 88,427,075	—	$ 12,391,044
Shares outstanding, $0.10 par value[10]	—	4,458,575	8,678,367	—	1,174,285
Net asset value	—	$ 7.52	$ 10.19	—	$ 10.55
[4] Authorized shares — BlackRock	150 Million	—	—	—	—
[5] Authorized shares — Institutional	150 Million	500 Million	375 Million	100 Million	Unlimited
[6] Authorized shares — Investor A	150 Million	500 Million	375 Million	100 Million	Unlimited
[7] Authorized shares — Investor A1	150 Million	—	—	—	Unlimited
[8] Authorized shares — Investor B	150 Million	375 Million	375 Million	—	Unlimited
[9] Authorized shares — Investor C	150 Million	375 Million	375 Million	100 Million	Unlimited
[10] Authorized shares — Investor C1	—	375 Million	375 Million	—	Unlimited

See Notes to Financial Statements.

44 ANNUAL REPORT

JUNE 30, 2010

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Year Ended June 30, 2010	Fund	Fund	Fund	Fund	Bond Fund
Investment Income
Interest	$ 18,787,063	$ 42,261,354	$ 114,734,514	$ 6,334,757	$ 14,011,819
Dividends — affiliated	105,319	134,191	201,332	6,262	657
Total income	18,892,382	42,395,545	114,935,846	6,341,019	14,012,476
Expenses
Investment advisory	3,317,493	2,870,299	10,179,081	540,603	1,395,022
Service — Investor A	553,373	489,252	1,819,611	42,202	77,663
Service — Investor A1	73,869	—	—	—	162,638
Service and distribution — Investor B	31,537	143,944	389,699	—	53,778
Service and distribution — Investor C	1,060,286	362,284	2,490,238	97,171	157,806
Service and distribution — Investor C1	—	278,419	745,912	—	74,823
Transfer agent — BlackRock	153	—	—	—	—
Transfer agent — Institutional	455,481	172,413	614,849	12,727	6,546
Transfer agent — Investor A	48,052	83,375	430,555	5,263	13,246
Transfer agent — Investor A1	32,827	—	—	—	77,553
Transfer agent — Investor B	6,186	11,416	40,213	—	6,531
Transfer agent — Investor C	56,421	15,524	127,386	6,456	5,927
Transfer agent — Investor C1	—	17,789	54,762	—	5,205
Accounting services	276,726	225,803	543,535	44,506	131,272
Registration	161,476	72,211	148,075	56,267	68,241
Printing	54,143	44,928	109,696	7,142	47,422
Professional	56,669	67,860	104,295	41,381	93,201
Custodian	58,829	49,951	108,249	13,455	16,811
Officer and Directors	39,416	36,293	67,654	18,881	22,762
Miscellaneous	73,227	67,052	131,751	37,805	51,667
Total expenses excluding interest expense and fees	6,356,164	5,008,813	18,105,561	923,859	2,468,114
Interest expense and fees[1]	—	429,907	573,343	38,510	21,471
Total expenses	6,356,164	5,438,720	18,678,904	962,369	2,489,585
Less fees waived by advisor	(77,512)	(17,856)	(76,778)	(2,306)	(7,641)
Less transfer agent fees waived and/or reimbursed — class specific	(454,571)	—	—	—	—
Total expenses after fees waived	5,824,081	5,420,864	18,602,126	960,063	2,481,944
Net investment income	13,068,301	36,974,681	96,333,720	5,380,956	11,530,532
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	494,322	67,947	(2,433,516)	(829,277)	838,192
Financial futures contracts	—	41,072	369,458	(33,148)	(904)
	494,322	109,019	(2,064,058)	(862,425)	837,288
Net change in unrealized appreciation/depreciation on:
Investments	3,555,853	37,510,230	121,073,442	12,678,898	16,849,394
Financial futures contracts	—	(84,818)	(393,128)	—	(606)
	3,555,853	37,425,412	120,680,314	12,678,898	16,848,788
Total realized and unrealized gain	4,050,175	37,534,431	118,616,256	11,816,473	17,686,076
Net Increase in Net Assets Resulting from Operations	$ 17,118,476	$ 74,509,112	$ 214,949,976	$ 17,197,429	$ 29,216,608
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 13,068,301	$ 10,546,430
Net realized gain	494,322	261,019
Net change in unrealized appreciation/depreciation	3,555,853	5,682,308
Net increase in net assets resulting from operations	17,118,476	16,489,757
Dividends to Shareholders From
Net investment income:
BlackRock	(126,369)	(41,504)
Institutional	(8,667,629)	(6,430,095)
Investor A	(2,658,864)	(844,176)
Investor A1	(1,043,367)	(2,516,657)
Investor B	(101,560)	(251,687)
Investor C	(470,373)	(462,311)
Decrease in net assets resulting from dividends to shareholders	(13,068,162)	(10,546,430)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	446,346,568	362,727,917
Net Assets
Total increase in net assets	450,396,882	368,671,244
Beginning of year	685,076,830	316,405,586
End of year	$ 1,135,473,712	$ 685,076,830
Undistributed net investment income	$ 484,369	$ 484,230

See Notes to Financial Statements.

46 ANNUAL REPORT

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock Municipal Insured Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 36,974,681	$ 35,872,354
Net realized gain (loss)	109,019	(11,716,243)
Net change in unrealized appreciation/depreciation	37,425,412	(16,194,069)
Net increase in net assets resulting from operations	74,509,112	7,962,042
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(24,523,908)	(24,580,002)
Investor A	(8,923,096)	(7,725,521)
Investor B	(776,512)	(1,066,720)
Investor C	(1,381,082)	(715,523)
Investor C1	(1,392,487)	(1,505,786)
Net realized gain:
Institutional	—	(135,419)
Investor A	—	(43,983)
Investor B	—	(7,022)
Investor C	—	(4,233)
Investor C1	—	(9,875)
Decrease in net assets resulting from dividends and distributions to shareholders	(36,997,085)	(35,794,084)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,051,731)	(10,639,417)
Net Assets
Total increase (decrease) in net assets	30,460,296	(38,471,459)
Beginning of year	765,420,211	803,891,670
End of year	$ 795,880,507	$ 765,420,211
Undistributed net investment income	$ 2,416,717	$ 2,435,923

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock National Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 96,333,720	$ 84,226,707
Net realized loss	(2,064,058)	(44,213,737)
Net change in unrealized appreciation/depreciation	120,680,314	(13,588,746)
Net increase in net assets resulting from operations	214,949,976	26,424,224
Dividends to Shareholders From
Net investment income:
Institutional	(48,071,614)	(44,444,789)
Investor A	(32,665,327)	(25,627,959)
Investor B	(2,064,417)	(2,565,400)
Investor C	(9,329,434)	(5,636,702)
Investor C1	(3,673,746)	(4,241,791)
Decrease in net assets resulting from dividends to shareholders	(95,804,538)	(82,516,641)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	311,714,029	237,565,684
Net Assets
Total increase in net assets	430,859,467	181,473,267
Beginning of year	1,919,241,346	1,737,768,079
End of year	$ 2,350,100,813	$ 1,919,241,346
Undistributed net investment income	$ 2,532,137	$ 2,091,449

See Notes to Financial Statements.

48 ANNUAL REPORT

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 5,380,956	$ 3,850,262
Net realized loss	(862,425)	(5,814,984)
Net change in unrealized appreciation/depreciation	12,678,898	(7,179,773)
Net increase (decrease) in net assets resulting from operations	17,197,429	(9,144,495)
Dividends to Shareholders From
Net investment income:
Institutional	(4,001,250)	(3,251,544)
Investor A	(889,571)	(230,702)
Investor C	(440,107)	(225,400)
Decrease in net assets resulting from dividends to shareholders	(5,330,928)	(3,707,646)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	65,759,877	(13,207,313)
Net Assets Applicable to Shareholders
Total increase (decrease) in net assets	77,626,378	(26,059,454)
Beginning of year	56,184,500	82,243,954
End of year	$ 133,810,878	$ 56,184,500
Undistributed net investment income	$ 316,237	$ 267,333

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 11,530,532	$ 11,186,594
Net realized gain (loss)	837,288	(2,346,287)
Net change in unrealized appreciation/depreciation	16,848,788	(11,844,896)
Net increase (decrease) in net assets resulting from operations	29,216,608	(3,004,589)
Dividends to Shareholders From
Net investment income:
Institutional	(994,195)	(824,866)
Investor A	(1,383,566)	(868,191)
Investor A1	(7,515,339)	(7,903,455)
Investor B	(454,361)	(647,873)
Investor C	(588,088)	(406,304)
Investor C1	(514,636)	(569,047)
Decrease in net assets resulting from dividends to shareholders	(11,450,185)	(11,219,736)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,855,642	(4,379,640)
Net Assets Applicable to Shareholders
Total increase (decrease) in net assets	29,622,065	(18,603,965)
Beginning of year	233,892,837	252,496,802
End of year	$ 263,514,902	$ 233,892,837
Undistributed net investment income	$ 732,806	$ 660,010

See Notes to Financial Statements.

50 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights		BlackRock Short-Term Municipal Fund
		BlackRock
				Period
				October 2, 2006[1]
	Year Ended June 30,			to June 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.14	$ 9.98	$ 9.89	$ 9.93
Net investment income[2]	0.15	0.26	0.33	0.25
Net realized and unrealized gain (loss)	0.06	0.17	0.09	(0.04)
Net increase from investment operations	0.21	0.43	0.42	0.21
Dividends from net investment income	(0.16)	(0.27)	(0.33)	(0.25)
Net asset value, end of period	$ 10.19	$ 10.14	$ 9.98	$ 9.89
Total Investment Return[3]
Based on net asset value	2.04%	4.36%	4.26%	2.09%[4]
Ratios to Average Net Assets
Total expenses	0.41%	0.45%	0.42%	0.45%[5]
Total expenses after fees waived	0.40%	0.44%	0.39%	0.35%[5]
Net investment income	1.42%	2.65%	3.28%	3.34%[5]
Supplemental Data
Net assets, end of period (000)	$ 17,244	$ 2,424	$ 1,822	$ 2,457
Portfolio turnover	36%	21%	33%	110%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)			BlackRock Short-Term Municipal Fund
			Institutional
			Year Ended June 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 10.13	$ 9.97	$ 9.88	$ 9.88	$ 9.99
Net investment income[1]	0.15	0.27	0.33	0.32	0.27
Net realized and unrealized gain (loss)	0.06	0.17	0.09	0.00[2]	(0.11)
Net increase from investment operations	0.21	0.44	0.42	0.32	0.16
Dividends from net investment income	(0.16)	(0.28)	(0.33)	(0.32)	(0.27)
Net asset value, end of year	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Total Investment Return[3]
Based on net asset value	2.04%	4.45%	4.31%	3.32%	1.57%
Ratios to Average Net Assets
Total expenses	0.48%	0.47%	0.49%	0.48%	0.45%
Total expenses after fees waived	0.40%	0.35%	0.35%	0.38%	0.44%
Net investment income	1.50%	2.68%	3.30%	3.27%	2.66%
Supplemental Data
Net assets, end of year (000)	$ 628,194	$403,143	$181,624	$131,061	$149,333
Portfolio turnover	36%	21%	33%	110%	83%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

52 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)		BlackRock Short-Term Municipal Fund
		Investor A
				Period
				October 2, 2006[1]
	Year Ended June 30,			to June 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.13	$ 9.98	$ 9.88	$ 9.93
Net investment income[2]	0.12	0.21	0.30	0.23
Net realized and unrealized gain (loss)	0.07	0.19	0.11	(0.05)
Net increase from investment operations	0.19	0.40	0.41	0.18
Dividends from net investment income	(0.13)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$ 10.19	$ 10.13	$ 9.98	$ 9.88
Total Investment Return[3]
Based on net asset value	1.86%	4.08%	4.15%	1.79%[4]
Ratios to Average Net Assets
Total expenses	0.68%	0.72%	0.79%	1.06%[5]
Total expenses after fees waived	0.67%	0.60%	0.60%	0.61%[5]
Net investment income	1.20%	2.26%	3.03%	3.12%[5]
Supplemental Data
Net assets, end of period (000)	$ 297,336	$ 121,355	$ 9,403	$ 1,456
Portfolio turnover	36%	21%	33%	110%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)							BlackRock Short-Term Municipal Fund
			Investor A1					Investor B
		Year Ended June 30,					Year Ended June 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 10.14	$ 9.98	$ 9.89	$ 9.89	$ 10.00	$ 10.13	$ 9.97	$ 9.88	$ 9.88	$ 10.00
Net investment income[1]	0.14	0.27	0.32	0.32	0.26	0.11	0.24	0.30	0.29	0.23
Net realized and unrealized gain (loss)	0.05	0.16	0.09	(0.01)	(0.11)	0.05	0.16	0.08	(0.00)[2]	(0.12)
Net increase from investment operations	0.19	0.43	0.41	0.31	0.15	0.16	0.40	0.38	0.29	0.11
Dividends from net investment income	(0.14)	(0.27)	(0.32)	(0.31)	(0.26)	(0.11)	(0.24)	(0.29)	(0.29)	(0.23)
Net asset value, end of year	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.89	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Total Investment Return[3]
Based on net asset value	1.91%	4.34%	4.20%	3.21%	1.47%	1.62%	4.08%	3.94%	2.95%	1.11%
Ratios to Average Net Assets
Total expenses	0.55%	0.58%	0.59%	0.58%	0.55%	0.82%	0.85%	0.85%	0.85%	0.81%
Total expenses after fees waived	0.52%	0.45%	0.45%	0.48%	0.54%	0.81%	0.70%	0.70%	0.74%	0.80%
Net investment income	1.41%	2.70%	3.22%	3.18%	2.55%	1.13%	2.41%	2.97%	2.90%	2.28%
Supplemental Data
Net assets, end of year (000)	$ 66,404	$ 78,606	$105,580	$122,281	$ 99,293	$ 8,503	$ 9,917	$ 10,612	$ 14,380	$ 23,769
Portfolio turnover	36%	21%	33%	110%	83%	36%	21%	33%	110%	83%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

54 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (concluded)		BlackRock Short-Term Municipal Fund
		Investor C
				Period
				October 2, 2006[1]
	Year Ended June 30,			to June 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.13	$ 9.97	$ 9.88	$ 9.93
Net investment income[2]	0.05	0.15	0.23	0.17
Net realized and unrealized gain (loss)	0.05	0.19	0.09	(0.05)
Net increase from investment operations	0.10	0.34	0.32	0.12
Dividends from net investment income	(0.05)	(0.18)	(0.23)	(0.17)
Net asset value, end of period	$ 10.18	$ 10.13	$ 9.97	$ 9.88
Total Investment Return[3]
Based on net asset value	0.97%	3.41%	3.27%	1.23%[4]
Ratios to Average Net Assets
Total expenses	1.46%	1.52%	1.78%	2.06%[5]
Total expenses after fees waived	1.45%	1.35%	1.35%	1.36%[5]
Net investment income	0.44%	1.56%	2.28%	2.37%[5]
Supplemental Data
Net assets, end of period (000)	$ 117,792	$ 69,632	$ 7,365	$ 2,084
Portfolio turnover	36%	21%	33%	110%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights							BlackRock Municipal Insured Fund
		Institutional						Investor A
		Year Ended June 30,					Year Ended June 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 7.17	$ 7.42	$ 7.67	$ 7.69	$ 8.00	$ 7.17	$ 7.41	$ 7.67	$ 7.68	$ 8.00
Net investment income[1]	0.36	0.35	0.33	0.32	0.35	0.34	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss)	0.35	(0.25)	(0.23)	0.03	(0.28)	0.35	(0.24)	(0.24)	0.01	(0.29)
Net increase from investment operations	0.71	0.10	0.10	0.35	0.07	0.69	0.09	0.07	0.34	0.04
Dividends and distributions from:
Net investment income	(0.36)	(0.35)	(0.34)	(0.33)	(0.35)	(0.34)	(0.33)	(0.32)	(0.31)	(0.33)
Net realized gain	—	(0.00)[2]	(0.01)	(0.04)	(0.03)	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.36)	(0.35)	(0.35)	(0.37)	(0.38)	(0.34)	(0.33)	(0.33)	(0.35)	(0.36)
Net asset value, end of year	$ 7.52	$ 7.17	$ 7.42	$ 7.67	$ 7.69	$ 7.52	$ 7.17	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[3]
Based on net asset value	10.04%	1.52%	1.37%	4.60%	0.82%	9.76%	1.39%	0.96%	4.47%	0.44%
Ratios to Average Net Assets
Total expenses	0.52%	0.67%	0.85%	0.87%	0.74%	0.78%	0.93%	1.11%	1.13%	0.99%
Total expenses after fees waived	0.52%	0.66%	0.84%	0.87%	0.74%	0.78%	0.92%	1.10%	1.12%	0.99%
Total expenses after fees waived and
excluding interest expense and fees[4]	0.46%	0.47%	0.46%	0.47%	0.45%	0.72%	0.73%	0.72%	0.72%	0.70%
Net investment income	4.82%	4.93%	4.38%	4.42%	4.40%	4.56%	4.67%	4.12%	4.17%	4.15%
Supplemental Data
Net assets, end of year (000)	$505,547	$493,427	$545,130	$604,691	$639,687	$196,325	$189,614	$169,010	$172,236	$172,083
Portfolio turnover	14%	15%	40%	36%	41%	14%	15%	40%	36%	41%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

56 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)			BlackRock Municipal Insured Fund
			Investor B
			Year Ended June 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 7.16	$ 7.41	$ 7.67	$ 7.68	$ 7.99
Net investment income[1]	0.30	0.29	0.27	0.29	0.29
Net realized and unrealized gain (loss)	0.35	(0.25)	(0.24)	0.01	(0.28)
Net increase from investment operations	0.65	0.04	0.03	0.30	0.01
Dividends and distributions from:
Net investment income	(0.30)	(0.29)	(0.28)	(0.27)	(0.29)
Net realized gain	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.30)	(0.29)	(0.29)	(0.31)	(0.32)
Net asset value, end of year	$ 7.51	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[3]
Based on net asset value	9.20%	0.73%	0.45%	3.95%	0.05%
Ratios to Average Net Assets
Total expenses	1.30%	1.45%	1.61%	1.63%	1.50%
Total expenses after fees waived	1.29%	1.44%	1.61%	1.63%	1.50%
Total expenses after fees waived and excluding interest expense and fees[4]	1.24%	1.25%	1.23%	1.23%	1.21%
Net investment income	4.04%	4.15%	3.61%	3.67%	3.64%
Supplemental Data
Net assets, end of year (000)	$ 16,987	$ 20,504	$ 33,422	$ 45,533	$ 66,477
Portfolio turnover	14%	15%	40%	36%	41%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (concluded)						BlackRock Municipal Insured Fund
		Investor C					Investor C1

				Period
				October 2,
	Year Ended June 30,			2006[1] to		Year Ended June 30,
				June 30,
	2010	2009	2008	2007	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.17	$ 7.42	$ 7.68	$ 7.88	$ 7.16	$ 7.41	$ 7.67	$ 7.68	$ 8.00
Net investment income[2]	0.28	0.28	0.25	0.17	0.30	0.29	0.27	0.28	0.28
Net realized and unrealized gain (loss)	0.36	(0.26)	(0.24)	(0.14)	0.36	(0.25)	(0.24)	0.02	(0.29)
Net increase(decrease) from investment operations	0.64	0.02	0.01	0.03	0.66	0.04	0.03	0.30	(0.01)
Dividends and distributions from:
Net investment income	(0.28)	(0.27)	(0.26)	(0.19)	(0.30)	(0.29)	(0.28)	(0.27)	(0.28)
Net realized gain	—	(0.00)[3]	(0.01)	(0.04)	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.28)	(0.27)	(0.27)	(0.23)	(0.30)	(0.29)	(0.29)	(0.31)	(0.31)
Net asset value, end of period	$ 7.53	$ 7.17	$ 7.42	$ 7.68	$ 7.52	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[4]
Based on net asset value	9.09%	0.51%	0.22%	0.34%[5]	9.30%	0.69%	0.41%	3.90%	(0.12)%
Ratios to Average Net Assets
Total expenses	1.53%	1.68%	1.85%	1.90%[6]	1.34%	1.49%	1.66%	1.68%	1.55%
Total expenses after fees waived	1.53%	1.67%	1.84%	1.90%[6]	1.34%	1.48%	1.65%	1.68%	1.55%
Total expenses after fees waived and
excluding interest expense and fees[7]	1.47%	1.48%	1.46%	1.51%[6]	1.28%	1.29%	1.27%	1.28%	1.26%
Net investment income	3.81%	3.92%	3.37%	3.37%[6]	4.00%	4.11%	3.57%	3.63%	3.59%
Supplemental Data
Net assets, end of period (000)	$ 43,505	$ 27,375	$ 13,674	$ 4,542	$ 33,515	$ 34,500	$ 42,655	$ 51,452	$ 61,046
Portfolio turnover	14%	15%	40%	36%	14%	15%	40%	36%	41%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

58 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights							BlackRock National Municipal Fund
		Institutional						Investor A
		Year Ended June 30,					Year Ended June 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.66	$ 9.62	$ 9.96	$ 10.39	$ 10.37	$ 10.67
Net investment income[1]	0.48	0.48	0.48	0.49	0.51	0.45	0.46	0.45	0.46	0.49
Net realized and unrealized gain (loss)	0.57	(0.35)	(0.44)	0.05	(0.30)	0.57	(0.35)	(0.43)	0.03	(0.30)
Net increase from investment operations	1.05	0.13	0.04	0.54	0.21	1.02	0.11	0.02	0.49	0.19
Dividends and distributions
from net investment income	(0.47)	(0.47)	(0.48)	(0.51)	(0.51)	(0.45)	(0.45)	(0.45)	(0.47)	(0.49)
Net asset value, end of year	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.37
Total Investment Return[2]
Based on net asset value	11.16%	1.56%	0.35%	5.06%	2.02%	10.77%	1.32%	0.22%	4.71%	1.77%
Ratios to Average Net Assets
Total expenses	0.62%	0.67%	0.79%	1.00%	0.85%	0.87%	0.91%	1.02%	1.24%	1.10%
Total expenses after fees waived	0.62%	0.65%	0.78%	0.99%	0.84%	0.87%	0.90%	1.01%	1.24%	1.09%
Total expenses after fees waived and
excluding interest expense and fees[3]	0.59%	0.60%	0.60%	0.59%	0.58%	0.84%	0.84%	0.82%	0.84%	0.83%
Net investment income	4.76%	5.10%	4.69%	4.66%	4.87%	4.52%	4.87%	4.46%	4.43%	4.61%
Supplemental Data
Net assets, end of year (000)	$1,103,381	$934,807	$977,642	$976,153	$890,984	$820,009	$635,090	$472,018	$349,225	$283,814
Portfolio turnover	70%	65%	61%	46%	56%	70%	65%	61%	46%	56%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)			BlackRock National Municipal Fund
			Investor B
			Year Ended June 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.61	$ 9.95	$ 10.38	$ 10.36	$ 10.66
Net investment income[1]	0.40	0.41	0.40	0.41	0.43
Net realized and unrealized gain (loss)	0.57	(0.35)	(0.43)	0.02	(0.30)
Net increase (decrease) from investment operations	0.97	0.06	(0.03)	0.43	0.13
Dividends from net investment income	(0.40)	(0.40)	(0.40)	(0.41)	(0.43)
Net asset value, end of year	$ 10.18	$ 9.61	$ 9.95	$ 10.38	$ 10.36
Total Investment Return[2]
Based on net asset value	10.21%	0.79%	(0.30)%	4.18%	1.25%
Ratios to Average Net Assets
Total expenses	1.39%	1.43%	1.54%	1.75%	1.61%
Total expenses after fees waived	1.38%	1.41%	1.53%	1.75%	1.60%
Total expenses after fees waived and excluding interest expense and fees[3]	1.36%	1.36%	1.35%	1.34%	1.34%
Net investment income	3.99%	4.35%	3.94%	3.92%	4.11%
Supplemental Data
Net assets, end of year (000)	$ 46,152	$ 58,079	$ 69,859	$ 101,260	$ 134,177
Portfolio turnover	70%	65%	61%	46%	56%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

60 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (concluded)						BlackRock National Municipal Fund
		Investor C					Investor C1

				Period
				October 2,
	Year Ended June 30,			2006[1] to		Year Ended June 30,
				June 30,
	2010	2009	2008	2007	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 9.62	$ 9.96	$ 10.39	$ 10.57	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.66
Net investment income[2]	0.38	0.39	0.37	0.25	0.40	0.41	0.40	0.41	0.43
Net realized and unrealized gain (loss)	0.57	(0.35)	(0.43)	(0.16)	0.57	(0.35)	(0.44)	0.04	(0.29)
Net increase (decrease) from investment operations	0.95	0.04	(0.06)	0.09	0.97	0.06	(0.04)	0.45	0.14
Dividends from net investment income	(0.38)	(0.38)	(0.37)	(0.27)	(0.39)	(0.40)	(0.40)	(0.42)	(0.44)
Net asset value, end of period	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36
Total Investment Return[3]
Based on net asset value	9.95%	0.56%	(0.57)%	0.96%[4]	10.28%	0.76%	(0.44)%	4.23%	1.20%
Ratios to Average Net Assets
Total expenses	1.61%	1.66%	1.82%	2.05%[5]	1.42%	1.46%	1.58%	1.80%	1.65%
Total expenses after fees waived	1.61%	1.65%	1.81%	2.05%[5]	1.42%	1.44%	1.57%	1.80%	1.65%
Total expenses after fees waived and
excluding interest expense and fees[6]	1.58%	1.59%	1.62%	1.65%[5]	1.39%	1.39%	1.39%	1.39%	1.39%
Net investment income	3.77%	4.12%	3.66%	3.59%[5]	3.96%	4.32%	3.90%	3.88%	4.05%
Supplemental Data
Net assets, end of period (000)	$292,132	$195,475	$103,504	$ 41,676	$ 88,427	$ 95,790	$114,746	$140,653	$139,447
Portfolio turnover	70%	65%	61%	46%	70%	65%	61%	46%	56%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights					BlackRock High Yield Municipal Fund
		Institutional				Investor A

				Period				Period
				August 1,				August 1,
	Year Ended June 30,			2006[1]	Year Ended June 30,			2006[1]
				to June 30,				to June 30,
	2010	2009	2008	2007	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 7.29	$ 8.68	$ 9.96	$ 10.00	$ 7.28	$ 8.67	$ 9.95	$ 10.00
Net investment income[2]	0.46	0.48	0.44	0.39	0.43	0.44	0.41	0.32
Net realized and unrealized gain (loss)	1.18	(1.40)	(1.26)	(0.03)	1.18	(1.39)	(1.26)	0.01
Net increase (decrease) from investment operations	1.64	(0.92)	(0.82)	0.36	1.61	(0.95)	(0.85)	0.33
Dividends and distributions from:
Net investment income	(0.46)	(0.47)	(0.44)	(0.40)	(0.43)	(0.44)	(0.41)	(0.38)
Net realized gain	—	—	(0.02)	(0.00)[3]	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.46)	(0.47)	(0.46)	(0.40)	(0.43)	(0.44)	(0.43)	(0.38)
Net asset value, end of period	$ 8.47	$ 7.29	$ 8.68	$ 9.96	$ 8.46	$ 7.28	$ 8.67	$ 9.95
Total Investment Return[4]
Based on net asset value	22.88%	(10.40)%	(8.38)%	3.59%[5]	22.58%	(10.67)%	(8.62)%	3.26%[5]
Ratios to Average Net Assets
Total expenses	0.83%	0.93%	0.84%	0.96%[6]	1.09%	1.18%	1.08%	1.19%[6]
Total expenses after fees waived	0.83%	0.92%	0.81%	0.62%[6]	1.09%	1.17%	1.05%	0.89%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	0.79%	0.89%	0.78%	0.62%[6]	1.05%	1.14%	1.03%	0.89%[6]
Net investment income	5.63%	6.52%	4.76%	4.35%[6]	5.33%	6.13%	4.52%	4.16%[6]
Supplemental Data
Net assets, end of period (000)	$ 94,146	$ 45,997	$ 71,203	$ 62,464	$ 25,105	$ 4,798	$ 6,513	$ 5,892
Portfolio turnover	32%	39%	33%	16%	32%	39%	33%	16%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

62 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (concluded)		BlackRock High Yield Municipal Fund
		Investor C
				Period
				August 1, 2006[1]
	Year Ended June 30,			to June 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 7.29	$ 8.68	$ 9.97	$ 10.00
Net investment income[2]	0.37	0.41	0.34	0.30
Net realized and unrealized gain (loss)	1.18	(1.41)	(1.27)	(0.02)
Net increase (decrease) from investment operations	1.55	(1.00)	(0.93)	0.28
Dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.34)	(0.31)
Net realized gain	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.37)	(0.39)	(0.36)	(0.31)
Net asset value, end of period	$ 8.47	$ 7.29	$ 8.68	$ 9.97
Total Investment Return[4]
Based on net asset value	21.61%	(11.33)%	(9.40)%	2.84%[5]
Ratios to Average Net Assets
Total expenses	1.88%	1.97%	1.85%	1.84%[6]
Total expenses after fees waived	1.88%	1.97%	1.82%	1.53%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	1.84%	1.94%	1.80%	1.53%[6]
Net investment income	4.58%	5.59%	3.76%	3.50%[6]
Supplemental Data
Net assets, end of period (000)	$ 14,560	$ 5,389	$ 4,527	$ 4,378
Portfolio turnover	32%	39%	33%	16%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights				BlackRock New York Municipal Bond Fund
			Institutional

			Period
			October 1,
	Year Ended June 30,		2007 to	Year Ended September 30,
			June 30,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.05	$ 11.03
Net investment income[1]	0.49	0.48	0.36	0.49	0.51	0.54
Net realized and unrealized gain (loss)	0.74	(0.56)	(0.46)	(0.26)	0.04	0.02
Net increase (decrease) from investment operations	1.23	(0.08)	(0.10)	0.23	0.55	0.56
Dividends and distributions from net investment income	(0.49)	(0.49)	(0.36)	(0.49)	(0.50)	(0.54)
Net asset value, end of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.05
Total Investment Return[2]
Based on net asset value	12.74%	(0.60)%	(0.91)%[3]	2.12%	5.19%	5.15%
Ratios to Average Net Assets
Total expenses	0.76%	0.78%	0.82%[4]	0.85%	0.90%	0.89%
Total expenses, after fees waived	0.76%	0.77%	0.81%[4]	0.85%	0.90%	0.89%
Total expenses after fees waived and excluding interest expense and fees[5]	0.75%	0.76%	0.74%[4]	0.73%	0.74%	0.74%
Net investment income	4.77%	5.01%	4.56%[4]	4.51%	4.64%	4.89%
Supplemental Data
Net assets, end of period (000)	$ 23,841	$ 19,105	$ 17,949	$ 14,927	$ 10,995	$ 10,593
Portfolio turnover	19%	30%	16%	19%	46%	24%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

64 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)		BlackRock New York Municipal Bond Fund
		Investor A
			Period	Period
			October 1,	October 2,
			2007	2006[1] to
	Year Ended June 30,		to June 30,	September 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 9.82	$ 10.39	$ 10.85	$ 11.10
Net investment income[2]	0.47	0.46	0.34	0.46
Net realized and unrealized gain (loss)	0.72	(0.57)	(0.46)	(0.25)
Net increase (decrease) from investment operations	1.19	(0.11)	(0.12)	0.21
Dividends from net investment income	(0.46)	(0.46)	(0.34)	(0.46)
Net asset value, end of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85
Total Investment Return[3]
Based on net asset value	12.33%	(0.85)%	(1.10)%[4]	1.93%[4]
Ratios to Average Net Assets
Total expenses	1.02%	1.05%	1.07%[5]	1.10%[5]
Total expenses after fees waived	1.02%	1.04%	1.06%[5]	1.10%[5]
Total expenses after fees waived and excluding interest expense and fees[6]	1.01%	1.02%	0.99%[5]	0.99%[5]
Net investment income	4.50%	4.77%	4.31%[5]	4.27%[5]
Supplemental Data
Net assets, end of period (000)	$ 37,736	$ 20,528	$ 16,181	$ 11,964
Portfolio turnover	19%	30%	16%	19%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)				BlackRock New York Municipal Bond Fund
			Investor A1

			Period
			October 1,
	Year Ended June 30,		2007 to	Year Ended September 30,
			June 30,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 9.82	$ 10.39	$ 10.85	$ 11.10	$ 11.05	$ 11.03
Net investment income[1]	0.48	0.48	0.36	0.49	0.50	0.53
Net realized and unrealized gain (loss)	0.73	(0.57)	(0.47)	(0.26)	0.04	0.02
Net increase (decrease) from investment operations	1.21	(0.09)	(0.11)	0.23	0.54	0.55
Dividends and distributions from net investment income	(0.48)	(0.48)	(0.35)	(0.48)	(0.49)	(0.53)
Net asset value, end of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10	$ 11.05
Total Investment Return[2]
Based on net asset value	12.49%	(0.70)%	(0.99)%[3]	2.11%	5.08%	5.05%
Ratios to Average Net Assets
Total expenses	0.88%	0.89%	0.92%[4]	0.95%	1.00%	0.99%
Total expenses after fees waived	0.87%	0.88%	0.91%[4]	0.95%	0.99%	0.99%
Total expenses after fees waived and excluding interest expense and fees[5]	0.86%	0.87%	0.84%[4]	0.83%	0.84%	0.84%
Net investment income	4.65%	4.90%	4.45%[4]	4.40%	4.52%	4.79%
Supplemental Data
Net assets, end of period (000)	$ 162,305	$ 157,706	$ 177,080	$ 204,497	$ 223,322	$ 141,319
Portfolio turnover	19%	30%	16%	19%	46%	24%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

66 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)				BlackRock New York Municipal Bond Fund
			Investor B

			Period
			October 1,
	Year Ended June 30,		2007 to	Year Ended September 30,
			June 30,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.06	$ 11.04
Net investment income[1]	0.44	0.44	0.33	0.44	0.45	0.49
Net realized and unrealized gain (loss)	0.74	(0.57)	(0.47)	(0.26)	0.04	0.01
Net increase (decrease) from investment operations	1.18	(0.13)	(0.14)	0.18	0.49	0.50
Dividends and distributions from net investment income	(0.44)	(0.44)	(0.32)	(0.44)	(0.45)	(0.48)
Net asset value, end of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.06
Total Investment Return[2]
Based on net asset value	12.15%	(1.11)%	(1.29)%[3]	1.60%	4.56%	4.62%
Ratios to Average Net Assets
Total expenses	1.29%	1.30%	1.31%[4]	1.36%	1.41%	1.40%
Total expenses after fees waived	1.28%	1.29%	1.31%[4]	1.36%	1.41%	1.40%
Total expenses after fees waived and excluding interest
expense and fees[5]	1.28%	1.27%	1.24%[4]	1.24%	1.25%	1.25%
Net investment income	4.25%	4.48%	4.06%[4]	3.99%	4.14%	4.38%
Supplemental Data
Net assets, end of period (000)	$ 9,645	$ 11,770	$ 18,535	$ 25,264	$ 34,921	$ 45,506
Portfolio turnover	19%	30%	16%	19%	46%	24%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (continued)		BlackRock New York Municipal Bond Fund
		Investor C
			Period	Period
			October 1,	October 2,
			2007	2006[1] to
	Year Ended June 30,		to June 30,	September 30,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 9.81	$ 10.38	$ 10.84	$ 11.10
Net investment income[2]	0.39	0.39	0.28	0.37
Net realized and unrealized gain (loss)	0.74	(0.56)	(0.46)	(0.25)
Net increase (decrease) from investment operations	1.13	(0.17)	(0.18)	0.12
Dividends from net investment income	(0.39)	(0.40)	(0.28)	(0.38)
Net asset value, end of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84
Total Investment Return[3]
Based on net asset value	11.62%	(1.59)%	(1.65)%[4]	1.08%[4]
Ratios to Average Net Assets
Total expenses	1.77%	1.79%	1.82%[5]	1.85%[5]
Total expenses after fees waived	1.76%	1.78%	1.81%[5]	1.85%[5]
Total expenses after fees waived and excluding interest expense and fees[6]	1.75%	1.76%	1.74%[5]	1.74%[5]
Net investment income	3.76%	4.03%	3.57%[5]	3.52%[5]
Supplemental Data
Net assets, end of period (000)	$ 17,597	$ 12,294	$ 8,535	$ 4,611
Portfolio turnover	19%	30%	16%	19%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

68 ANNUAL REPORT

JUNE 30, 2010

Financial Highlights (concluded)				BlackRock New York Municipal Bond Fund
			Investor C1

			Period
			October 1,
	Year Ended June 30,		2007 to	Year Ended September 30,
			June 30,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 9.81	$ 10.39	$ 10.85	$ 11.10	$ 11.06	$ 11.04
Net investment income[1]	0.43	0.43	0.32	0.43	0.44	0.48
Net realized and unrealized gain (loss)	0.74	(0.58)	(0.47)	(0.25)	0.04	0.01
Net increase (decrease) from investment operations	1.17	(0.15)	(0.15)	0.18	0.48	0.49
Dividends and distributions from net investment income	(0.43)	(0.43)	(0.31)	(0.43)	(0.44)	(0.47)
Net asset value, end of period	$ 10.55	$ 9.81	$ 10.39	$ 10.85	$ 11.10	$ 11.06
Total Investment Return[2]
Based on net asset value	12.06%	(1.29)%	(1.35)%[3]	1.61%	4.46%	4.52%
Ratios to Average Net Assets
Total expenses	1.37%	1.38%	1.41%[4]	1.45%	1.51%	1.50%
Total expenses after fees waived	1.37%	1.37%	1.40%[4]	1.45%	1.50%	1.50%
Total expenses after fees waived and excluding interest expense and fees[5]	1.36%	1.36%	1.33%[4]	1.33%	1.35%	1.35%
Net investment income	4.16%	4.41%	3.97%[4]	3.91%	4.03%	4.28%
Supplemental Data
Net assets, end of period (000)	$ 12,391	$ 12,491	$ 14,217	$ 16,364	$ 18,984	$ 17,080
Portfolio turnover	19%	30%	16%	19%	46%	24%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Municipal Fund (“Short-Term Municipal”), BlackRock
Municipal Insured Fund (“Municipal Insured”), BlackRock National
Municipal Fund (“National Municipal”) and BlackRock High Yield Municipal
Fund (“High Yield Municipal”) of BlackRock Municipal Bond Fund, Inc.
(“The Bond Fund”) and BlackRock New York Municipal Bond Fund (“New
York Municipal”) of BlackRock Multi-State Municipal Series Trust (collec-
tively, the “Funds” or individually as the “Fund”) are registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as diver-
sified, open-end management investment companies. The Bond Fund is organized as a Maryland corporation. BlackRock Multi-State Municipal
Series Trust is organized as a Massachusetts business trust. The Funds’
financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the
Boards of Trustees of the Funds are referred to throughout this report as the “Board of Directors” or the “Board”. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor A1, Investor B and Investor C1 are not generally available except for dividend and capital gains reinvest-
ment. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical vot-
ing, dividend, liquidation and other rights and the same terms and condi-
tions, except that Investor A, Investor A1, Investor B, Investor C and Investor
C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. For Short-Term
Municipal and New York Municipal, Investor B Shares automatically convert to Investor A1 Shares after approximately 10 years. For Municipal Insured and National Municipal, Investor B Shares automatically convert to Investor
A Shares after approximately 10 years. Investor A1, Investor B and Investor
C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefits plans. Each class has exclusive voting rights with respect to matters relat-
ing to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A and
Investor A1 distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds' policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quota-
tions from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such con-
ditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the
Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed deliv-
ery basis, the Funds assume the rights and risks of ownership of the secu-
rity, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the
Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and
(2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the
TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund's transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the
Funds' Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

70 ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)

Interest income from the underlying municipal bonds is recorded by the
Funds on an accrual basis. Interest expense incurred on the secured bor-
rowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the
Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
At June 30, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates
Municipal Insured	$139,903,682	$ 65,775,270	0.23% —
0.59%
National Municipal	$317,623,908	$153,359,646	0.22% —
0.43%
High Yield Municipal	$ 15,764,114	$ 7,913,866	0.24% —
0.34%
New York Municipal	$ 9,794,695	$ 4,735,103	0.25% —
0.37%

For the year ended June 30, 2010, the Funds' average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
Municipal Insured	$60,892,162	0.71%
National Municipal	$74,704,104	0.77%
High Yield Municipal.	$ 4,518,225	0.85%
New York Municipal	$ 2,624,917	0.82%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds' net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts) the
Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization of premium and accretion of dis-
count on debt securities, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds' US federal tax returns remains open for each of the four years ended June 30, 2010, except for New York Municipal. The statute of limitations on New York Municipal’s US federal tax returns remains open for each of the years ended September 30, 2006 and September 30,
2007, the period ended June 30, 2008 and the years ended June 30,
2009 and June 30, 2010. The statutes of limitations on the Funds' state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Funds have an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument, or if the counter-
party does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the pro-
tection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities at

ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)

a specific future date and at a specific price. Pursuant to the contract, the
Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unreal-
ized gains or losses. When the contract is closed, the Funds record a real-
ized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of June 30, 2010

Liability Derivatives
		Municipal	National	New York
		Insured	Municipal	Municipal
		Fund	Fund	Bond Fund
Statements of Assets and
	Liabilities Location		Value
Net unrealized
Interest rate	appreciation/
contracts	depreciation*	$84,818	$393,128	$606

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations
Year Ended June 30, 2010

Net Realized Gain (Loss) from

	Municipal National		High Yield	New York
	Insured	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Bond Fund
Interest rate contracts:
Financial futures contracts:	$41,072	$369,458	$(33,148)	$ (904)
Net Change in Unrealized Depreciation on
		Municipal	National	New York
		Insured	Municipal	Municipal
		Fund	Fund	Bond Fund
Interest rate contracts:
Financial futures contracts:		$(84,818) $(393,128)		$ (606)

For the year ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments were as follows:

	Municipal	National	High Yield	New York
	Insured	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Bond Fund
Financial futures contracts:
Average number of
contracts purchased	6	23	18	4
Average number of
contracts sold	31	231	24	41
Average notional value
of contracts purchased	$ 690,013	$ 2,645,051	$2,022,187	$ 460,009
Average notional value
of contracts sold	$3,711,714	$27,692,132	$2,849,905	$4,898,203

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

Aggregate of Average	Rate of Advisory Fee
Daily Net Assets of the	Short-Term	Municipal	National
Three Combined Funds[1]	Municipal	Insured	Municipal
Not exceeding $250 million	0.400%	0.400%	0.500%
In excess of $250 million,
but not exceeding $400 million	0.375%	0.375%	0.475%
In excess of $400 million,
but not exceeding $550 million	0.350%	0.375%	0.475%
In excess of $550 million,
but not exceeding $1.5 billion	0.325%	0.375%	0.475%
In excess of $1.5 billion	0.325%	0.350%	0.475%

1 The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applica-
ble to a breakpoint level is determined by dividing the amount of the aggregate aver-
age daily net assets of the three combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the three combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

For Short-Term Municipal, the Manager voluntarily agreed to waive or reim-
burse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

Institutional	0.40%
Investor A	0.69%
Investor A1	0.52%
Investor B	0.81%
Investor C	1.55%

These voluntary waivers and reimbursements may be reduced or discontin-
ued at any time.

As a result, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

Institutional	$438,119
Investor A	$ 763
Investor A1	$ 15,080
Investor B	$ 609

In addition, for Short-Term Municipal, the Manager waived $30,255, which is included in fees waived by advisor in the Statements of Operations.

High Yield Municipal’s rates are as follows:
Portion of Average Daily Net Assets	Rate
Not exceeding $250 million	0.550%
In excess of $250 million, but not exceeding $500 million	0.525%
In excess of $500 million	0.500%

72 ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)

New York Municipal’s rates are as follows:
Portion of Average Daily Net Assets	Rate
Not exceeding $500 million	0.550%
In excess of $500 million, but not exceeding $1 billion	0.525%
In excess of $1 billion	0.500%

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any.
These amounts are included in fees waived by advisor in the Statements of
Operations. For the year ended June 30, 2010, the amounts waived were as follows:

Short-Term Municipal	$47,257
Municipal Insured	$17,856
National Municipal	$76,778
High Yield Municipal	$ 2,306
New York Municipal	$ 7,641

The Manager entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended June 30, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Short-Term Municipal	$19,933
Municipal Insured	$16,261
National Municipal	$41,834
High Yield Municipal	$ 1,962
New York Municipal	$ 4,840

The Funds entered into a Distribution Agreement and Distribution Plan with
BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940
Act, each Fund pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

			Service Fees
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Investor A	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A1.	0.10%	—	—	—	0.10%
Investor B	0.15%	0.25%	0.25%	—	0.25%
Investor C.	0.25%	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	0.25%	—	0.25%
		Distribution Fees
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Investor B	0.20%	0.50%	0.50%	—	0.25%
Investor C.	0.75%	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

For the year ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds' Investor
A Shares as follows:

	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Investor A	$51,210	$33,056	$191,301	$15,812	$11,368

For the year ended June 30, 2010, affiliates received contingent deferred sales charges relating to transactions in Investor B, Investor C and Investor
C1 Shares as follows:

	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Investor B	$ 2,623	$3,241	$22,551	—	$ 993
Investor C	$71,989	$7,390	$66,268	$3,614	$1,486
Investor C1	—	$ 578	$ 1,419	—	$ 101

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
Investor A	$59,935	$5,130	$88,630	$67,494	—

PNC Global Investment Servicing (U.S.) Inc. ("PNCGIS"), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer consid-
ered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by each Fund are comprised of those fees charged for all share-
holder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and main-
tenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administra-
tive services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30, 2010, the following Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

Short-Term Municipal	$305,184
Municipal Insured	$ 25
National Municipal	$ 1,694

The Manager maintains a call center, which is responsible for providing cer-
tain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from share-
holders with respect to the subscription and redemption of Fund shares.

ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)

For the year ended June 30, 2010, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

		Call Center Fees
	Short-Term	Municipal	National	High Yield	New York
	Municipal	Insured	Municipal	Municipal	Municipal
BlackRock	$ 45	—	—	—	—
Institutional	$2,981	$6,055	$18,035	$316	$ 139
Investor A	$2,879	$2,783	$13,154	$325	$ 418
Investor A1	$ 784	—	—	—	$2,450
Investor B	$ 132	$ 226	$ 795	—	$ 133
Investor C	$1,503	$ 441	$ 3,289	$219	$ 260
Investor C1	—	$ 460	$ 1,086	—	$ 147

Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2010, were as follows:

	Purchases	Sales
Short-Term Municipal	$ 783,966,371	$ 330,049,968
Municipal Insured	$ 139,293,463	$ 113,558,999
National Municipal	$2,005,203,644	$1,429,162,040
High Yield Municipal	$ 101,610,630	$ 32,459,811
New York Municipal	$ 67,172,800	$ 48,666,672

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax report-
ing. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2010 attributa-
ble to amortization methods on fixed income securities, the tax classification of distributions received from a regulated investment company and the expiration of capital loss carryforwards were reclassified to the following accounts:

			Municipal	National	High Yield	New York
			Insured	Municipal	Municipal	Municipal
Paid-in capital			—	$(444,566)	—	—
Undistributed net investment income			$ 3,198	$ (88,494)	$(1,124)	$(7,551)
Accumulated net realized loss			$(3,198)	$ 533,060	$ 1,124	$ 7,551
The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:
		Short-Term	Municipal	National	High Yield	New York
		Municipal	Insured	Municipal	Municipal	Municipal
Tax-exempt income	6/30/10	$13,068,162	$36,997,085	$95,804,538	$5,278,832	$11,450,185
	6/30/09	10,546,430	35,417,924	82,516,641	3,707,646	11,219,736
Ordinary income	6/30/10	—	—	—	52,096	—
	6/30/09	—	175,638	—	—	—
Long-term capital gains	6/30/10	—	—	—	—	—
	6/30/09	—	200,522	—	—	—
Total distributions	6/30/10	$13,068,162	$36,997,085	$95,804,538	$5,330,928	$11,450,185
	6/30/09	$10,546,430	$35,794,084	$82,516,641	$3,707,646	$11,219,736
As of June 30, 2010 the tax components of accumulated net earnings (losses) were as follows:
		Short-Term	Municipal	National	High Yield	New York
		Municipal	insured	Municipal	Municipal	Municipal
Undistributed tax-exempt income		$ 484,225	$ 2,249,146	$ 1,254,526	$ 131,849	$ 289,724
Undistributed ordinary income		144	140	40,216	55,912	27,962
Capital loss carryforwards		(8,517,422)	(13,071,040)	(64,232,210)	(8,682,503)	(11,322,743)
Net unrealized gains (losses)*		10,888,486	17,920,289	80,336,565	(3,774,682)	5,033,936
Total		$ 2,855,433	$ 7,098,535	$ 17,399,097	$ (12,269,424)	$ (5,971,121)

* The differences between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, book-tax dif-
ferences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income and the tax treatment of residual interests in tender option bond trusts.

As of June 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
Expires	Short-Term	Municipal	National	High Yield	New York
June 30,	Municipal	Insured	Municipal	Municipal	Municipal
2011	—	—	$ 942,957	—	—
2012	—	—	1,591,140	—	—
2013	$ 1,096,327	—	48,027	—	$ 8,935,207
2014	4,110,940	—	—	—	—
2015	2,987,949	—	259,851	—	—
2016	322,206	—	1,320,166	$ 258,523	—
2017	—	$ 6,021,988	19,350,079	3,758,709	2,020,225
2018	—	7,049,052	40,719,990	4,665,271	367,311
Total	$ 8,517,422	$13,071,040	$64,232,210	$ 8,682,503	$11,322,743

74 ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2008; a commitment fee of
0.08% per annum based on each Fund's pro rata share of the unused por-
tion of the credit agreement, which is included in miscellaneous in the
Statements of Operations, and interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index
(as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b)
the Fed Funds rate plus 1.25% per annum on amounts borrowed. The
Funds did not borrow under the credit agreement during the year ended
June 30, 2010.

7. Concentration, Market and Credit Risk:

New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see New York
Municipal’s Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

8. Reorganization:

On February 23, 2009 (the “Reorganization Date”), National Municipal
acquired all of the assets and certain stated liabilities of BlackRock Florida
Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust
(“Florida Municipal”). The reorganization was pursuant to an Agreement and
Plan of Reorganization, which was approved by the shareholders of Florida
Municipal on January 20, 2009. Under the Agreement and Plan of
Reorganization, 201,716 Investor A Shares, 4,540,365 Investor A1 Shares,
978,873 Investor B Shares, 265,991 Investor C Shares, 973,990 Investor
C1 Shares and 1,391,348 Institutional Shares of Florida Municipal were exchanged for 4,478,243 Investor A Shares, 926,855 Investor B Shares,
250,847 Investor C Shares, 920,024 Investor C1 Shares, and 1,316,862
Institutional Shares, respectively, of National Municipal. The conversion ratios for Investor A Shares, Investor A1 Shares, Investor B Shares, Investor
C Shares, Investor C1 Shares and Institutional Shares were 0.943518,
0.944400, 0.946859, 0.943066, 0.944593 and 0.946465, respectively.
The assets of Florida Municipal, which consisted of securities and related receivables less liabilities were converted on a tax free basis. On the
Reorganization Date, the net assets of National Municipal were valued at
$1,783,003,795 (including net assets of $74,311,909 for Florida
Municipal, which included $2,960,415 of accumulated net realized loss and $6,897,370 of net unrealized depreciation).

9. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,582,401	$ 16,127,185	112,538	$1,139,685
Shares issued to shareholders in reinvestment of dividends	12,328	125,546	4,126	41,504
Total issued	1,594,729	16,252,731	116,664	1,181,189
Shares redeemed	(141,213)	(1,436,769)	(60,135)	(603,478)
Net increase	1,453,516	$ 14,815,962	56,529	$ 577,711

ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
Short-Term Municipal (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	52,363,133	$532,717,993	30,230,793	$304,895,708
Shares issued to shareholders in reinvestment of dividends	377,255	3,839,445	290,901	2,927,276
Total issued	52,740,388	536,557,438	30,521,694	307,822,984
Shares redeemed	(30,848,241)	(313,950,174)	(8,933,649)	(89,726,234)
Net increase	21,892,147	$222,607,264	21,588,045	$218,096,750
Investor A
Shares sold and automatic conversion of shares	28,575,477	$290,988,619	12,990,356	$131,223,446
Shares issued to shareholders in reinvestment of dividends	204,464	2,081,727	60,059	606,385
Total issued	28,779,941	293,070,346	13,050,415	131,829,831
Shares redeemed	(11,570,462)	(117,804,897)	(2,017,284)	(20,331,780)
Net increase	17,209,479	$175,265,449	11,033,131	$111,498,051
Investor A1
Shares sold	54,166	$ 551,863	60,500	$ 607,223
Shares issued to shareholders in reinvestment of dividends	59,182	602,778	133,753	1,345,087
Total issued	113,348	1,154,641	194,253	1,952,310
Shares redeemed	(1,351,733)	(13,766,456)	(3,019,589)	(30,352,718)
Net decrease	(1,238,385)	$ (12,611,815)	(2,825,336)	$ (28,400,408)
Investor B
Shares sold	73,159	$ 744,817	187,443	$ 1,880,888
Shares issued to shareholders in reinvestment of dividends	6,889	70,104	15,683	157,656
Total issued	80,048	814,921	203,126	2,038,544
Shares redeemed and automatic conversion of shares	(224,138)	(2,280,979)	(288,235)	(2,896,017)
Net decrease	(144,090)	$ (1,466,058)	(85,106)	$ (857,473)
Investor C
Shares sold	8,054,247	$ 81,953,486	7,199,561	$ 72,540,245
Shares issued to shareholders in reinvestment of dividends	33,652	342,474	33,190	334,681
Total issued	8,087,899	82,295,960	7,232,751	72,874,926
Shares redeemed	(3,395,705)	(34,560,194)	(1,097,941)	(11,061,640)
Net increase	4,692,194	$ 47,735,766	6,134,810	$ 61,813,286
Municipal Insured
Institutional
Shares sold	3,442,209	$ 25,773,152	3,226,075	$ 22,737,812
Shares issued to shareholders in reinvestment
of dividends and distributions	1,603,346	11,976,884	1,638,695	11,558,683
Total issued	5,045,555	37,750,036	4,864,770	34,296,495
Shares redeemed	(6,661,286)	(49,761,757)	(9,542,574)	(67,131,852)
Net decrease	(1,615,731)	$ (12,011,721)	(4,677,804)	$ (32,835,357)

76 ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
Municipal Insured (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	4,807,352	$ 35,778,191	8,790,059	$ 62,362,833
Shares issued to shareholders in reinvestment
of dividends and distributions	609,674	4,552,842	564,951	3,984,551
Total issued	5,417,026	40,331,033	9,355,010	66,347,384
Shares redeemed	(5,763,518)	(42,864,852)	(5,692,511)	(40,102,046)
Net increase (decrease)	(346,492)	$ (2,533,819)	3,662,499	$ 26,245,338
Investor B
Shares sold	51,725	$ 386,429	113,395	$ 784,859
Shares issued to shareholders in reinvestment
of dividends and distributions	43,534	324,831	68,122	479,326
Total issued	95,259	711,260	181,517	1,264,185
Shares redeemed and automatic conversion of shares	(697,429)	(5,192,938)	(1,829,244)	(12,870,403)
Net decrease	(602,170)	$ (4,481,678)	(1,647,727)	$ (11,606,218)
Investor C
Shares sold	2,722,025	$ 20,321,090	2,824,349	$ 19,963,381
Shares issued to shareholders in reinvestment
of dividends and distributions	118,621	887,801	64,122	453,360
Total issued	2,840,646	21,208,891	2,888,471	20,416,741
Shares redeemed	(876,537)	(6,569,384)	(915,117)	(6,318,880)
Net increase	1,964,109	$ 14,639,507	1,973,354	$ 14,097,861
Investor C1
Shares sold	1,530	$ 11,444	308	$ 2,275
Shares issued to shareholders in reinvestment
of dividends and distributions	100,282	748,709	117,062	824,595
Total issued	101,812	760,153	117,370	826,870
Shares redeemed	(458,405)	(3,424,173)	(1,057,067)	(7,367,911)
Net decrease	(356,593)	$ (2,664,020)	(939,697)	$ (6,541,041)
National Municipal
Institutional
Shares sold	23,929,880	$240,734,514	23,391,888	$218,856,130
Shares issued resulting from reorganization	—	—	1,316,862	12,395,093
Shares issued to shareholders in reinvestment of dividends	3,264,368	32,795,888	3,176,077	29,957,092
Total issued	27,194,248	273,530,402	27,884,827	261,208,315
Shares redeemed	(16,149,886)	(162,180,381)	(28,855,272)	(267,330,650)
Net increase (decrease)	11,044,362	$111,350,021	(970,445)	$ (6,122,335)
Investor A
Shares sold and automatic conversion of shares	25,587,832	$257,098,651	31,859,146	$295,936,080
Shares issued resulting from reorganization	—	—	4,478,243	42,172,421
Shares issued to shareholders in reinvestment of dividends	1,751,962	17,621,515	1,318,677	12,433,840
Total issued	27,339,794	274,720,166	37,656,066	350,542,341
Shares redeemed	(12,935,435)	(129,790,408)	(19,016,556)	(176,818,811)
Net increase	14,404,359	$144,929,758	18,639,510	$173,723,530

ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (continued)
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
National Municipal (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	115,773	$ 1,161,245	480,937	$ 4,471,892
Shares issued resulting from reorganization	—	—	926,855	8,720,800
Shares issued to shareholders in reinvestment of dividends	95,845	960,773	128,385	1,209,747
Total issued	211,618	2,122,018	1,536,177	14,402,439
Shares redeemed and automatic conversion of shares	(1,724,753)	(17,212,430)	(2,513,202)	(23,671,120)
Net decrease	(1,513,135)	$ (15,090,412)	(977,025)	$ (9,268,681)
Investor C
Shares sold	12,581,518	$126,083,884	13,770,386	$129,633,926
Shares issued resulting from reorganization	—	—	250,847	2,362,454
Shares issued to shareholders in reinvestment of dividends	660,323	6,642,068	429,597	4,047,957
Total issued	13,241,841	132,725,952	14,450,830	136,044,337
Shares redeemed	(4,909,381)	(49,343,444)	(4,518,696)	(42,305,488)
Net increase	8,332,460	$ 83,382,508	9,932,134	$ 93,738,849
Investor C1
Shares sold	6,202	$ 61,511	14,271	$ 137,739
Shares issued resulting from reorganization	—	—	920,024	8,661,141
Shares issued to shareholders in reinvestment of dividends	220,956	2,218,142	282,963	2,666,650
Total issued	227,158	2,279,653	1,217,258	11,465,530
Shares redeemed	(1,513,481)	(15,137,499)	(2,780,257)	(25,971,209)
Net decrease	(1,286,323)	$ (12,857,846)	(1,562,999)	$ (14,505,679)
High Yield Municipal
Institutional
Shares sold	6,465,527	$ 52,954,961	2,789,461	$ 19,603,534
Shares issued to shareholders in reinvestment
of dividends and distributions	107,697	900,772	8,324	59,586
Total issued	6,573,224	53,855,733	2,797,785	19,663,120
Shares redeemed	(1,767,419)	(14,445,195)	(4,689,484)	(33,516,161)
Net increase (decrease)	4,805,805	$ 39,410,538	(1,891,699)	$ (13,853,041)
Investor A
Shares sold and automatic conversion of shares	3,588,086	$ 28,712,678	527,679	$ 3,714,601
Shares issued to shareholders in reinvestment
of dividends and distributions	67,920	560,971	16,677	124,025
Total issued	3,656,006	29,273,649	544,356	3,838,626
Shares redeemed	(1,346,044)	(10,935,891)	(636,324)	(4,783,763)
Net increase (decrease)	2,309,962	$ 18,337,758	(91,968)	$ (945,137)
Investor C
Shares sold	1,174,052	$ 9,607,134	411,739	$ 2,966,901
Shares issued to shareholders in reinvestment
of dividends and distributions	31,696	260,753	19,240	137,887
Total issued	1,205,748	9,867,887	430,979	3,104,788
Shares redeemed	(226,312)	(1,856,306)	(213,248)	(1,513,923)
Net increase	979,436	$ 8,011,581	217,731	$ 1,590,865

78 ANNUAL REPORT

JUNE 30, 2010

Notes to Financial Statements (concluded)
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	886,783	$ 9,279,487	771,195	$ 7,406,346
Shares issued to shareholders in reinvestment of dividends	50,961	529,695	46,073	445,241
Total issued	937,744	9,809,182	817,268	7,851,587
Shares redeemed	(624,770)	(6,490,743)	(598,776)	(5,721,947)
Net increase	312,974	$ 3,318,439	218,492	$ 2,129,640
Investor A
Shares sold and automatic conversion of shares	2,099,796	$ 21,588,976	1,167,689	$ 11,352,956
Shares issued to shareholders in reinvestment of dividends	97,249	1,014,531	52,001	501,759
Total issued	2,197,045	22,603,507	1,219,690	11,854,715
Shares redeemed	(712,498)	(7,337,173)	(686,270)	(6,557,951)
Net increase	1,484,547	$ 15,266,334	533,420	$ 5,296,764
Investor A1
Shares sold	172,822	$ 1,789,159	328,409	$ 3,216,644
Shares issued to shareholders in reinvestment of dividends	443,216	4,607,722	501,203	4,844,260
Total issued	616,038	6,396,881	829,612	8,060,904
Shares redeemed	(1,302,313)	(13,478,561)	(1,812,255)	(17,442,375)
Net decrease	(686,275)	$ (7,081,680)	(982,643)	$ (9,381,471)
Investor B
Shares sold	4,270	$ 43,229	20,430	$ 194,698
Shares issued to shareholders in reinvestment of dividends	19,786	205,456	29,317	283,368
Total issued	24,056	248,685	49,747	478,066
Shares redeemed and automatic conversion of shares	(309,285)	(3,191,369)	(635,356)	(6,152,213)
Net decrease	(285,229)	$ (2,942,684)	(585,609)	$ (5,674,147)
Investor C
Shares sold	704,190	$ 7,313,334	504,698	$ 4,881,220
Shares issued to shareholders in reinvestment of dividends	31,573	328,646	29,471	283,932
Total issued	735,763	7,641,980	534,169	5,165,152
Shares redeemed	(320,565)	(3,353,350)	(103,375)	(1,017,741)
Net increase	415,198	$ 4,288,630	430,794	$ 4,147,411
Investor C1
Shares sold	98	$ 1,002	771	$ 7,603
Shares issued to shareholders in reinvestment of dividends	29,872	310,513	37,880	365,898
Total issued	29,970	311,515	38,651	373,501
Shares redeemed	(128,288)	(1,304,912)	(134,896)	(1,271,338)
Net decrease	(98,318)	$ (993,397)	(96,245)	$ (897,837)
10. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT

JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Municipal Bond Fund, Inc. and the Shareholders and Board
of Trustees of BlackRock Multi-State Municipal Series Trust
(collectively the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond
Fund, Inc., comprised of BlackRock Short-Term Municipal Fund, BlackRock
Municipal Insured Fund, BlackRock National Municipal Fund, and
BlackRock High Yield Municipal Fund, as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock New York Municipal
Bond Fund, one of the funds constituting BlackRock Multi-State Municipal
Series Trust, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibil-
ity is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Short-Term Municipal Fund, BlackRock Municipal Insured Fund,
BlackRock National Municipal Fund and BlackRock High Yield Municipal
Fund of BlackRock Municipal Bond Fund, Inc. as of June 30, 2010, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock New York Municipal Bond Fund of BlackRock Multi-State
Municipal Series Trust as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the peri-
ods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2010

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by
BlackRock Municipal High Yield Fund of BlackRock Municipal Bond Fund,
Inc. during the taxable year ended June 30, 2010.

Record	Payable	Ordinary
Date	Date	Income
12/17/2009	12/18/2009	$0.005096

All of the other net investment income distributions paid monthly by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid monthly by BlackRock
Short-Term Municipal Fund, BlackRock Municipal Insured Fund, and
BlackRock National Municipal Fund of BlackRock Municipal Bond Fund,
Inc., and BlackRock New York Municipal Bond Fund of BlackRock Multi-
State Municipal Series Trust during the taxable years ended June 30, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

80 ANNUAL REPORT

JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock High Yield Municipal Fund (the “High
Yield Fund”), BlackRock Municipal Insured Fund (the “Insured Fund”),
BlackRock National Municipal Fund (the “National Fund”) and BlackRock
Short-Term Municipal Fund (the “Short-Term Fund”), each a series of
BlackRock Municipal Bond Fund, Inc. (the “Corporation”), and the Board
of Trustees of the BlackRock New York Municipal Bond Fund (the “New York
Fund,” along with the High Yield Fund, Insured Fund, National Fund, and
Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of
BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the
“Board,” and the members of which are referred to as “Board Members”)
met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Corporation’s, on behalf of the High Yield Fund, the Insured Fund, the
National Fund and the Short-Term Fund, and the Trust’s, on behalf of the
New York Fund, investment advisory agreements (collectively, the “Advisory
Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-
advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the
Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “inter-
ested persons” of the Corporation or the Trust as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Inde-
pendent Board Member. The Board has established five standing commit-
tees: an Audit Committee, a Governance and Nominating Committee, a
Compliance Committee, a Performance Oversight Committee and an
Executive Committee, each of which is composed of Independent Board
Members (except for the Performance Oversight Committee and the
Executive Committee, each of which also has one interested Board
Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not
“interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment management, administra-
tive and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a)
investment performance for one-, three- and five-year periods, as applica-
ble, against peer funds, and applicable benchmarks, if any, as well as sen-
ior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or bench-
mark, as applicable; (b) fees, including advisory, administration, if applica-
ble, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting poli-
cies approved by the Board; (i) execution quality of portfolio transactions;
(j) BlackRock’s implementation of each Fund’s valuation and liquidity pro-
cedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and
(l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses, and the investment per-
formance of each Fund as compared with a peer group of funds as de-
termined by Lipper and, for the National Fund and the Short-Term Fund,
a customized peer group selected by BlackRock (collectively, “Peers”);
(b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each
Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar
BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation

ANNUAL REPORT

JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the Insured Fund, the National Fund and the
Short-Term Fund, and the Trust, on behalf of the New York Fund, and the
Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011.
In approving the continuation of the Agreements, the Board considered:

(a)	the nature, extent and quality of the services provided by BlackRock;
(b)	the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by
BlackRock and its affiliates from their relationship with each Fund;
(d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates and significant shareholders from their rela-
tionship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund.
Throughout the year, the Board compared Fund performance to the per-
formance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,

BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordi-
nating the activities of other service providers; (iv) organizing Board meet-
ings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Board also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper cate-
gory and, for the National Fund and the Short-Term Fund, a customized peer group selected by BlackRock. The Board was provided with a descrip-
tion of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The
Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the High Yield Fund ranked in the first, fourth, and fourth quartiles against its Lipper Performance Composite for the one-year, three-year and since inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the High Yield Fund’s underperfor-
mance during the three-year and since-inception periods compared with its
Peers. The Board was informed that, among other things, despite a sharp rebound in relative performance over the last year, the High Yield Fund’s performance ranking since inception, as well as the past three years, remains heavily influenced by the periodic upheavals experienced by the municipal securities market during the latter half of 2007 and throughout much of 2008.

The Board noted that the Insured Fund ranked in the first, second, and first quartiles against its Lipper Performance Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the National Fund ranked in the second, second, and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the Short-Term Fund ranked in the fourth, third, and fourth quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. The Board and

82 ANNUAL REPORT

JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock reviewed the reasons for the Short-Term Fund’s underperfor-
mance during these periods compared with its Peers. The Board was informed that, among other things, the Short-Term Fund is more conserv-
atively positioned from both a duration and credit perspective than many of its Peers.

The Board noted that the New York Fund ranked in the second, third, and third quartiles against its Lipper Performance Composite for the one-, three- and five-year periods reported, respectively. The Board and
BlackRock reviewed the reasons for the New York Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the New York Fund began 2008 with an overweight in higher yielding credits and underweighted in AA and
AAA bonds. These holdings, as well as the New York Fund’s longer dated positions, significantly underperformed the market as the credit markets suffered severe dislocation and liquidity within the municipal securities market disappeared.

The Board and BlackRock discussed BlackRock’s strategy for improving the High Yield Fund’s, the Short-Term Fund’s and the New York Fund’s per-
formance and BlackRock’s commitment to providing the resources neces-
sary to assist each of these Fund’s portfolio managers and to improve the
Fund's performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with each Fund: The Board, including the Independent Board
Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided each
Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate prof-
itability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading invest-
ment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating mar-
gins for BlackRock with respect to its registered funds are generally consis-
tent with margins earned by similarly situated publicly traded competitors.
In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the High Yield Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the High Yield Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the
High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels.

The Board noted that the Insured Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Insured Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Insured Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Insured Fund, combined with the assets of the National Fund and the Short-Term Fund increase above certain contractually specified levels.

The Board noted that the National Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the National Fund’s
Peers, in each case, before taking into account any expense reimburse-
ments or fee waivers. The Board also noted, however, that the National
Fund’s actual management fee rate (a combination of the advisory fee rate and the administration fee rate), after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee rate paid by the National Fund’s
Peers, after giving effect to any expense reimbursements or fee waivers.
The Board further noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Insured Fund and the Short-Term Fund, increase above certain contractually specified levels.

ANNUAL REPORT

JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that the Short-Term Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Short-Term Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the
Short-Term Fund has an advisory fee arrangement that includes break-
points that adjust the fee rate downward as the aggregate assets of the
Short-Term Fund, combined with the assets of the Insured Fund and the
National Fund, increase above certain contractually specified levels. The
Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Short-Term
Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the New York Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the New York
Fund’s Peers, in each case, before taking into account any expense reim-
bursements or fee waivers. The Board also noted, however, that the New
York Fund’s contractual management fee rate (a combination of the advi-
sory fee rate and the administration fee rate) was reasonable relative to the median contractual management fee rate paid by the New York Fund’s
Peers, in each case, before taking into account any expense reimburse-
ments or fee waivers. The Board further noted that the New York Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of a Fund or the combined asset level of several Funds, as applicable.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and bene-
fit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December
1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Board received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the
Manager and the Corporation, on behalf of the High Yield Fund, the Insured
Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, for a one-year term ending June 30, 2011 and the
Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint
Product Pricing Committee. Based upon its evaluation of all of the afore-
mentioned factors in their totality, the Board, including the Independent
Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders.
In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

84 ANNUAL REPORT

JUNE 30, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	36 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	36 RICs consisting of	Watson
55 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	97 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Director		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	36 RICs consisting of	None
55 East 52nd Street		1995	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	36 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	36 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Stuart E. Eizenstat	Director	Since	Partner and Head of International Practice, Covington and	36 RICs consisting of	Alcatel-Lucent (tele-
55 East 52nd Street		2007	Burling (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
New York, NY 10055			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
1943			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corp.
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	36 RICs consisting of	None
55 East 52nd Street		2005		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	36 RICs consisting of	Cabot Corp.
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corp. (auto parts
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	36 RICs consisting of	None
55 East 52nd Street		2000	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	97 Portfolios
New York, NY 10055			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

ANNUAL REPORT

JUNE 30, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	36 RICs consisting of	None
55 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	97 Portfolios
New York, NY 10055			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	36 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	and Member	1981	of Business Administration since 1995.	97 Portfolios	(financial printers);
New York, NY 10055	of the Audit				Vornado Realty Trust
1938	Committee				(real estate company);
Alexander’s Inc.(real
estate company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005;
Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo,
2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	291 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	36 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	291 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Funds based on his former positions with BlackRock, Inc. and its affiliated as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until
December 31 of the year in which they turn 72.

86 ANNUAL REPORT

JUNE 30, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of
New York, NY 10055	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer
55 East 52nd Street	President	2009	of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S.
New York, NY 10055			Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009;
New York, NY 10055			Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Funds serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.
Further information about the Funds’ Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor		Custodians	Accounting Agent	Legal Counsel	Address of Funds
BlackRock Advisors, LLC		The Bank of	State Street Bank	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
Wilmington, DE 19809		New York Mellon[3]	and Trust Company	New York, NY 10019	Wilmington, DE 19809
		New York, NY 10286	Princeton, NJ 08540
Sub-Advisor				Independent Registered
BlackRock Investment		State Street Bank	Distributor	Public Accounting Firm
and Trust Company[4]
Management, LLC			BlackRock Investments, LLC	Deloitte & Touche LLP
Plainsboro, NJ 08536		Boston, MA 02111	New York, NY 10022	Princeton, NJ 08540

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

[3]	For BlackRock Municipal Bond Fund, Inc.
[4]	For BlackRock Multi-State Municipal Series Trust.

ANNUAL REPORT

JUNE 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please con-
tact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are avail-
able on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

88 ANNUAL REPORT

JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a con-
sumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the con-
fidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

JUNE 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.	blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

90 ANNUAL REPORT

JUNE 30, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the
Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock High Yield	$31,900	$31,900	$0	$0	$6,100	$6,100	$15	$1,028
Municipal Fund
BlackRock Municipal
Insured Fund	$36,000	$38,500	$0	$0	$6,100	$6,100	$217	$1,028
BlackRock National	$36,000	$37,500	$0	$0	$6,100	$6,100	$0	$1,028
Municipal Fund
BlackRock Short-Term
Municipal Fund	$27,700	$27,700	$0	$0	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal	Previous Fiscal
Entity Name	Year End	Year End
BlackRock High Yield Municipal Fund	$16,892	$409,628
BlackRock Municipal Insured Fund	$17,094	$409,628
BlackRock National Municipal Fund	$17,397	$409,628
BlackRock Short-Term Municipal Fund	$16,997	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto
12(a)(1) – Code of Ethics – See Item 2
12(a)(2) – Certifications – Attached hereto
12(a)(3) – Not Applicable
12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 2, 2010